   As filed with the Securities and Exchange Commission on April 29, 2005

                                              Securities Act File No. 333-103022
                                       Investment Company Act File No. 811-21295

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/

                           Pre-Effective Amendment No.                      / /

                          Post-Effective Amendment No. 8                    /X/

                                    and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/

                                 Amendment No. 9                            /X/
                        (Check appropriate box or boxes)

                               JPMORGAN TRUST I
                (Exact Name of Registrant Specified in Charter)
                               522 Fifth Avenue
                           New York, New York, 10036
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code:  (800) 480-4111

                             Avery P. Maher, Esq.
                   J.P. Morgan Investment Management Inc.
                              522 Fifth Avenue
                             New York, NY 10036
                  (Name and Address of Agent for Service)

             With copies to:                      With copies to:
           Avery P. Maher, Esq.            John E. Baumgardner, Jr., Esq.
          J.P. Morgan Investment              Sullivan & Cromwell LLP
             Management Inc.                     125 Broad Street
            522 Fifth Avenue                    New York, NY 10004
           New York, NY 10036

                            ------------------------

It is proposed that this filing will become effective (check appropriate box):

/X/ immediately upon filing pursuant to paragraph (b)     / / on (date) pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)     / / on (date) pursuant to paragraph (a)(1)

/ / 75 days after filing pursuant to paragraph (a)(2)     / / on (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

/X/ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

                         JPMORGAN U.S. EQUITY FUNDS

                        JPMORGAN SMALL CAP CORE FUND
                        a series of JPMorgan Trust I
                           (SELECT CLASS SHARES)

                  Supplement to the Prospectus dated 5/1/05

    In the section "The Fund's Past Performance" on page 71, all references to S&P SmallCap 600/BARRA Index are hereby deleted and replaced with S&P SmallCap 600 Index.

PROSPECTUS MAY 1, 2005


JPMORGAN
U.S. EQUITY
FUNDS
CLASS A, CLASS B & CLASS C SHARES


CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND (CLASS A)
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
GROWTH AND INCOME FUND

INTREPID AMERICA FUND
INTREPID CONTRARIAN FUND
INTREPID GROWTH FUND
INTREPID VALUE FUND

MID CAP GROWTH FUND (CLASS A AND CLASS B)
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
U.S. EQUITY FUND

VALUE ADVANTAGE FUND

VALUE OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Capital Growth Fund                                          1

Disciplined Equity Fund                                      7

Diversified Fund                                            13

Dynamic Small Cap Fund                                      20

Growth and Income Fund                                      26

Intrepid America Fund                                       32

Intrepid Contrarian Fund                                    38

Intrepid Growth Fund                                        44

Intrepid Value Fund                                         50

Mid Cap Growth Fund                                         56

Mid Cap Value Fund                                          62

Small Cap Equity Fund                                       68

U.S. Equity Fund                                            74

Value Advantage Fund                                        80

Value Opportunities Fund                                    86

The Funds' Management and Administration                    91

How to Do Business with the Funds                           95

    Purchasing Fund Shares                                  95

    Sales Charges                                          101

    Rule 12b-1 Fees                                        106

    Exchanging Fund Shares                                 106

    Redeeming Fund Shares                                  107

Shareholder Information                                    111

    Distributions and Taxes                                111

    Availability of Proxy Voting Record                    111

    Portfolio Holdings Disclosure                          112

Risk and Reward Elements                                   113

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                  118

Financial Highlights                                       120

Appendix A--Legal Proceedings and Additional
Fee and Expense Information                                144

How To Reach Us                                     BACK COVER

JPMORGAN
  CAPITAL GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
113-117.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use-futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a philosophy that emphasizes investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.


Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1995        22.24%
1996        24.20%
1997        23.37%
1998         5.54%
1999        12.77%
2000        14.17%
2001        -4.52%
2002       -28.04%
2003        36.10%
2004        16.90%

BEST QUARTER 4th quarter, 1998          17.45%

WORST QUARTER 3rd quarter, 1998        -19.57%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   10.76          3.41          10.18
Return After Taxes on Distributions                                    8.27          2.22           8.22
Return After Taxes on Distributions and Sale of Fund Shares            9.14          2.57           8.07
--------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   11.31          3.70          10.34
--------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                   15.32          3.98          10.12
--------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES                    15.48         (3.36)         11.23
--------------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     14.07         (6.06)          9.68

The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund since 1/1/95.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      5.25            NONE            NONE
-----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**          5.00            1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.40            0.40            0.40
DISTRIBUTION (RULE 12b-1) FEES                                         0.25            0.75            0.75
SHAREHOLDER SERVICE FEES                                               0.25            0.25            0.25
OTHER EXPENSES(1)                                                      0.42            0.43            0.42
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                     1.32            1.83            1.82


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35%, 1.85% and 1.85%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  total annual operating expenses.


This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)                   652         921       1,210       2,032
-----------------------------------------------------------------------------
CLASS B SHARES** ($)                  686         876       1,190       2,015***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)                  285         573         985       2,137


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                    186         576         990       2,015***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                    185         573         985       2,137


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
113-117.


THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor's Corporation (S&P) 500 Index.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998        31.98%
1999        18.02%
2000       -11.11%
2001       -12.14%
2002       -25.07%
2003        28.96%
2004        10.64%

BEST QUARTER 4th quarter, 1998           22.83%

WORST QUARTER 3rd quarter, 1998         -17.88%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Class A Shares were launched on 9/28/01. The Fund's performance is based on the performance of the Fund's Select Class Shares, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus, from 9/10/01 to 9/28/01 (for the table) and from 9/10/01 through 12/31/01 (for the bar chart). Returns for the period 12/31/97 to 9/10/01 reflect performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A Shares) and from 1/3/97 (commencement of operations) to 12/31/97, the institutional feeder (whose investment program was identical to that of the Class A Shares). During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced class and feeders.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                                PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    4.82           (4.59)           6.28
Return After Taxes on Distributions                                    4.65           (4.90)           5.82
Return After Taxes on Distributions and Sale of Fund Shares            3.34           (4.01)           5.22
-----------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   10.88           (2.30)           7.24
-----------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      8.30           (2.99)           6.08

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is from 1/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                          CLASS A SHARES
------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                   5.25
------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                   NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)


                                                                  CLASS A SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              0.25
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.87
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.62
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.67)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.95


(1) Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.95% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
CLASS A SHARES* ($)                      617         947       1,300       2,293


*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN
  DIVERSIFIED FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
113-117.


THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

-  52% medium- and large-cap U.S. equity securities

-  35% U.S. and foreign fixed income investments

-  10% foreign equity securities

-  3% small-cap U.S. equity securities

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The adviser, JPMIM, may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its assets that is not in equity or fixed income securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Solomon Smith Barney Broad Investment Grade Bond (35%) and Morgan Stanley Capital Investment (MSCI) Europe, Australia and Far East (EAFE) (10%) indexes.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or the contingent deferred sales load which is assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995        26.47%
1996        13.42%
1997        18.47%
1998        18.29%
1999        13.87%
2000        -4.24%
2001        -5.89%
2002       -13.22%
2003        20.90%
2004         8.94%

BEST QUARTER 4th quarter, 1998         13.39%

WORST QUARTER 3rd quarter, 2002       -11.01%

* The performance figures in the table for the period before Class A, B and C Shares were launched on 3/24/03 and the performance in the bar chart are based on the performance of the Select Class Shares (whose investment program is identical to the investment program of, and whose expenses are the most similar to the expenses of Class A, B and C Shares). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the expenses of Class A, B and C Shares) from 1/1/95 to 9/10/01. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than the Select Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    3.21           (0.55)           8.34
Return After Taxes on Distributions                                    2.88           (1.42)           6.76
Return After Taxes on Distributions and Sale of Fund Shares            2.26           (0.97)           6.34
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    3.16           (0.04)           8.79
-----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                    7.10            0.29            8.79
-----------------------------------------------------------------------------------------------------------
FUND BENCHMARK^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    9.80            1.91           10.26
-----------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   10.88           (2.30)          12.07
-----------------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      8.98            2.95            9.44

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      5.25            NONE            NONE
-----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**          5.00            1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.55            0.55            0.55
DISTRIBUTION (RULE 12b-1) FEES                                         0.25            0.75            0.75
SHAREHOLDER SERVICE FEES                                               0.25            0.25            0.25
OTHER EXPENSES(1)                                                      0.53            0.53            0.53
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        1.58            2.08            2.08
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (0.44)          (0.43)          (0.43)
-----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        1.14            1.65            1.65


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.14%, 1.65% and 1.65%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)                   635         957       1,301       2,269
-----------------------------------------------------------------------------
CLASS B SHARES** ($)                  668         910       1,279       2,248***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)                  268         610       1,079       2,376


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                    168         610       1,079       2,248***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                    168         610       1,079       2,376


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
113-117.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of Russell 2000(R) Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Growth Index and the S&P SmallCap 600/BARRA Growth Index, each a broad-based index, and Lipper Small-Cap Growth Funds Index, a broad-based index. In the past, the Fund has compared its performance to the S&P SmallCap 600/BARRA Growth Index, but will now compare its performance to the Russell 2000(R) Growth Index. The adviser believes that the Russell 2000(R) Growth Index is more appropriate because it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1998        13.46%
1999        30.13%
2000        11.42%
2001       -14.33%
2002       -22.77%
2003        38.47%
2004         9.82%

BEST QUARTER 4th quarter, 1999           24.00%

WORST QUARTER 1st quarter, 2001         -20.82%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)


                                                                 PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                     4.06           1.21          10.21
Return After Taxes on Distributions                                     4.06           0.44           9.66
Return After Taxes on Distributions and Sale of Fund Shares             2.64           0.74           8.81
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                     4.12           1.32          10.26
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                     8.14           1.65          10.25
----------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    14.31          (3.57)          3.94
----------------------------------------------------------------------------------------------------------
S&P SMALL CAP 600/BARRA GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    22.01           7.11           9.18
----------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      10.78          (1.51)          7.23


The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class C was launched on 1/7/98 is based on the performance for Class B Shares of the Fund.

(1) The Fund commenced operations on 5/19/97. Performance for the indexes is from 5/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                       5.25            NONE            NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE**          5.00            1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                         0.65            0.65            0.65
DISTRIBUTION (RULE 12b-1) FEES                                          0.25            0.75            0.75
SHAREHOLDER SERVICE FEES                                                0.25            0.25            0.25
OTHER EXPENSES(1)                                                       0.53            0.53            0.53
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.68            2.18            2.18
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.18)          (0.06)          (0.06)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.50            2.12            2.12


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50%, 2.12% and 2.12%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)                   670       1,010       1,374       2,393
-----------------------------------------------------------------------------
CLASS B SHARES** ($)                  715         976       1,364       2,382***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)                  315         676       1,164       2,509


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                    215         676       1,164       2,382***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                    215         676       1,164       2,509


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  GROWTH AND INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
113-117.


THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long-term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

In managing the Fund, the adviser, JPMIM, seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. The adviser applies a "bottom-up" approach when constructing the Fund's portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund's investments are subject to extensive financial analysis and a disciplined valuation process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth and income potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1995        27.55%
1996        19.38%
1997        29.53%
1998        14.11%
1999         8.09%
2000         0.48%
2001       -13.48%
2002       -17.81%
2003        26.27%
2004        13.98%

BEST QUARTER 2nd quarter, 2003           17.71%

WORST QUARTER 3rd quarter, 2002         -18.09%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    7.98          (0.52)           9.02
Return After Taxes on Distributions                                    7.86          (1.36)           7.06
Return After Taxes on Distributions and Sale of Fund Shares            5.34          (0.74)           7.08
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    8.38          (0.28)           9.16
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                   12.38           0.06            8.87
----------------------------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   15.71           2.48           12.24
----------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     11.99           1.42           11.28

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                      5.25            NONE            NONE
-----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                      NONE**          5.00            1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                             CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                        0.40            0.40            0.40
DISTRIBUTION (RULE 12b-1) FEES                                         0.25            0.75            0.75
SHAREHOLDER SERVICE FEES                                               0.25            0.25            0.25
OTHER EXPENSES(1)                                                      0.46            0.46            0.46
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        1.36            1.86            1.86
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (0.06)          (0.06)          (0.06)
-----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                        1.30            1.80            1.80



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.30%, 1.80% and 1.80%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)                   650         928       1,225       2,069
-----------------------------------------------------------------------------
CLASS B SHARES** ($)                  683         879       1,200       2,044***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)                  283         579       1,000       2,175


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                    183         579       1,000       2,044***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                    183         579       1,000       2,175


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  INTREPID AMERICA FUND

     Currently, the Class B Shares are not available for sale to investors.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
113-117.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes have strong growth potential and/or are undervalued. The Fund combines a "growth" style strategy, which focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon with a "value" style strategy, which focuses on identifying securities that have a market price below what JPMIM believes they are worth.

JPMIM applies an active equity management style to identify growth-oriented companies with momentum, earnings growth potential and other characteristics consistent with growth investing and value-oriented companies on the basis of valuation multiples and other characteristics consistent with value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the criteria listed above or if it believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest all of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe on the basis of value and momentum factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and its share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company.

The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment in large- and mid-capitalization companies that seek capital growth

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Class A Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 1000(R) Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2004        12.68%


BEST QUARTER 4th quarter, 2004         11.38%

WORST QUARTER 2nd quarter, 2004        -0.88%



* The performance for the period before Class A, Class B and Class C were launched on 2/18/05 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. During this period, the actual returns of Class A, Class B Shares and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The Fund commenced operations on 2/28/03.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                  PAST 1 YEAR  LIFE OF FUND
-------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                      6.75         24.85
Return After Taxes on Distributions                                      6.59         23.51
Return After Taxes on Distributions and Sale of Fund Shares              4.47         20.61
-------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                      1.68         26.79
-------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                     11.68         28.56
-------------------------------------------------------------------------------------------
RUSSELL 1000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     11.40         25.04
-------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTIONS FOR TAXES)                                       8.29         20.45



The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                          CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE^                                   5.25            NONE            NONE
--------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS             NONE^^          5.00            1.00



 ^ The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

^^ Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C SHARES ASSETS)



                                              CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------------------
MANAGEMENT FEES                                         0.65            0.65            0.65
DISTRIBUTION (RULE 12b-1) FEES                          0.25            0.75            0.75
SHAREHOLDER SERVICE FEES                                0.25            0.25            0.25
OTHER EXPENSES(1)                                       0.18            0.18            0.98
--------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                         1.33            1.83            1.83
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)               (0.08)          (0.08)          (0.08)
--------------------------------------------------------------------------------------------
NET EXPENSES(2)                                         1.25            1.75            1.75



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:



                                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES * ($)                     646        917      1,208      2,036
-----------------------------------------------------------------------------
CLASS B SHARES ** ($)                    678        868      1,183      2,011***
-----------------------------------------------------------------------------
CLASS C SHARES ** ($)                    278        568        983      2,141



IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:



                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                    178         568         983       2,011***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                    178         568         983       2,141



  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  INTREPID CONTRARIAN FUND
  (formerly JPMorgan Intrepid Investor Fund)

     Currently, the Class B Shares are not available for sale to investors.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
113-117.

THE FUND'S OBJECTIVE

The Fund seeks to provide long- term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments across all market capitalizations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks of companies that the adviser believes are trading at a price significantly below what the adviser believes they are worth relative to companies in their sectors but have improving business fundamentals and other indicators which may provide the opportunity to realize their value.

JPMIM applies an active equity management style to identify undervalued companies, significant earnings growth potential and overall financial strength. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 3000(R) Index. JPMIM applies an active equity management style to identify deep value companies on characteristics consistent with contrarian investing.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest any amount of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. Stocks in the Fund's investment universe are screened on contrarian measure including, but not limited to, long-term underperformance and quantitatively ranked on value and momentum factors. Value is measured by valuation multiples while momentum is captured by factors such as relative price strength and earnings revisions. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with relatively more attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although the Fund may invest across all market capitalizations, the Fund's risks increase as it invests more heavily in small-capitalization companies and its share price changes may become more sudden or erratic. The securities of small-capitalization companies are likely to fluctuate more dramatically than an investment in larger companies and the securities of smaller companies trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller capitalization companies may have limited product lines, markets or financial resources, and they may depend on a smaller management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company.

The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be risker than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment across all market capitalizations to seek capital appreciation

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Class A Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 3000(R) Index, a broad-based securities market index, and the Lipper Multi-Cap Core Funds Index, and broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2004        16.01%


BEST QUARTER 4th quarter, 2004      10.85%

WORST QUARTER 2nd quarter, 2004     -0.42%



* The performance for the period before Class A, Class B and Class C were launched on 2/18/05 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. During this period, the actual returns of Class A, Class B Shares and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The Fund commenced operations on 2/28/03.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                 PAST 1 YEAR    LIFE OF FUND
--------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                     9.94           26.57
Return After Taxes on Distributions                                     9.65           25.70
Return After Taxes on Distributions and Sale of Fund Shares             6.60           22.45
--------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    11.01           28.58
--------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                    15.01           30.33
--------------------------------------------------------------------------------------------
RUSSELL 3000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    11.95           26.07
--------------------------------------------------------------------------------------------
LIPPER MULTI-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTIONS FOR TAXES)                                     12.39           25.99



The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                          CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
--------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE^                                   5.25            NONE            NONE
--------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS             None^^          5.00            1.00



 ^ The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

^^ Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C SHARES ASSETS)



                                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.65             0.65             0.65
DISTRIBUTION (RULE 12b-1) FEES                                      0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                            0.25             0.25             0.25
OTHER EXPENSES(1)                                                   0.52             0.52             0.52
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.67             2.17             2.17
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                           (0.42)           (0.42)           (0.42)
----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                     1.25             1.75             1.75



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:



                                      1 YEAR    3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES * ($)                     646        985      1,347      2,364
-----------------------------------------------------------------------------
CLASS B SHARES ** ($)                    678        939      1,326      2,343***
-----------------------------------------------------------------------------
CLASS C SHARES ** ($)                    278        639      1,126      2,470



IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:



                                   1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)                    178         639       1,126       2,343***
-----------------------------------------------------------------------------
CLASS C SHARES ($)                    178         639       1,126       2,470



  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  INTREPID GROWTH FUND

     Currently, the Class B Shares are not available for sale to investors.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
113-117.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes have strong growth potential. A "growth" style strategy focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term investment horizon and momentum signalling the opportunity for capital appreciation.

JPMIM applies an active equity management style to identify growth-oriented companies with momentum, growth potential, and other characteristics consistent with growth investing. Sector by sector, the Fund may overweight its holdings of securities relative to those of the Russell 1000(R) Growth Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest any amount of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe on the basis of growth, momentum and value factors. Momentum is captured by factors such as relative price strength and earnings revisions, while value is measured by valuation multiples. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies.
Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company.

The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest, and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment in large- and mid-capitalization companies that seek capital growth

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Class A Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 1000(R) Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2004        10.45%


BEST QUARTER 4th quarter, 2004      10.57%

WORST QUARTER 3rd quarter, 2004     -3.32%



* The performance for the period before Class A, Class B and Class C were launched on 2/18/05 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. During this period, the actual returns of Class A, Class B Shares and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The Fund commenced operations on 2/28/03.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                               PAST 1 YEAR    LIFE OF FUND
------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   4.63           21.22
Return After Taxes on Distributions                                   1.23           18.21
Return After Taxes on Distributions and Sale of Fund Shares           3.83           16.65
------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   5.59           23.01
------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                   9.48           24.82
------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   6.30           21.08
------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTIONS FOR TAXES)                                    7.45           20.69



The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                          CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE^                                   5.25              NONE              NONE
------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS             NONE^^            5.00              1.00



 ^ The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

^^ Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C SHARES ASSETS)



                                                  CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
----------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                             0.65              0.65              0.65
DISTRIBUTION (RULE 12b-1) FEES                              0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                                    0.25              0.25              0.25
OTHER EXPENSES(1)                                           0.68              0.68              0.68
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                             1.83              2.33              2.33
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                   (0.58)            (0.58)            (0.58)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                             1.25              1.75              1.75



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:



                            1 YEAR      3 YEARS       5 YEARS      10 YEARS
---------------------------------------------------------------------------
CLASS A SHARES * ($)           646        1,017         1,412         2,515
---------------------------------------------------------------------------
CLASS B SHARES ** ($)          678          972         1,393         2,496***
---------------------------------------------------------------------------
CLASS C SHARES ** ($)          278          672         1,193         2,621



IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:



                            1 YEAR      3 YEARS       5 YEARS      10 YEARS
---------------------------------------------------------------------------
CLASS B SHARES ($)             178          672         1,193         2,496***
---------------------------------------------------------------------------
CLASS C SHARES ($)             178          672         1,193         2,621



  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  INTREPID VALUE FUND
  Currently, the Class B Shares are not available for sale to investors.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
113-117.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes are undervalued. A "value" style strategy focuses on identifying securities that have a market price below what JPMIM believes they are worth with the long-term potential to realize their value.

JPMIM applies an active equity management style to identify value-oriented companies on the basis of valuation multiples and other characteristics consistent with value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Value Index. The adviser will try to identify companies which are determined to be undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions, the Fund may invest any amount of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe on the basis of value and momentum factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although, the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest, and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment in large- and mid-capitalization companies that seek capital appreciation

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows the performance of the Fund's Class A Shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


2004     17.51%


BEST QUARTER 4th quarter, 2004     10.25%

WORST QUARTER 2nd quarter, 2004    -0.88%



* The performance for the period before Class A, Class B and Class C were launched on 2/18/05 is based on the performance of Select Class Shares of the Fund, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. During this period, the actual returns of Class A, Class B Shares and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares. The Fund commenced operations on 2/28/03.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                               PAST 1 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                  11.35          27.19
Return After Taxes on Distributions                                   9.80          29.95
Return After Taxes on Distributions and Sale of Fund Shares           7.87          22.22
-----------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                  12.51          29.23
-----------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                  16.51          30.97
-----------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  16.49          29.00
-----------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTIONS FOR TAXES)                                   12.00          25.03



The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The estimated expenses of the Class A, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE^                                   5.25             NONE             NONE
----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS             NONE^^           5.00             1.00




 ^ The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

^^ Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C SHARES ASSETS)



                                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.65             0.65             0.65
DISTRIBUTION (RULE 12b-1) FEES                                      0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                            0.25             0.25             0.25
OTHER EXPENSES(1)                                                   0.56             0.56             0.56
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.71             2.21             2.21
FEE WAIVER AND EXPENSE REIMBURSEMENTS(2)                           (0.46)           (0.46)           (0.46)
----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                     1.25             1.75             1.75



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Class A, Class B and Class C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:



                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------
CLASS A SHARES * ($)             646          993        1,364         2,402
----------------------------------------------------------------------------
CLASS B SHARES ** ($)            678          947        1,343         2,382***
----------------------------------------------------------------------------
CLASS C SHARES ** ($)            278          647        1,143         2,508



IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:



                              1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------
CLASS B SHARES ($)               178          647        1,143         2,382***
----------------------------------------------------------------------------
CLASS C SHARES ($)               178          647        1,143         2,508



  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  MID CAP GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
113-117.


THE FUND'S OBJECTIVE

The Fund seeks to provide long-term growth from a portfolio of mid-capitalization stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Growth Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund invests in companies that the adviser, JPMIM, believes have strong earnings growth potential.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


The adviser, JPMIM, employs a philosophy that emphasizes investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party resources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years, and the life of the Fund. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000    -49.12%
2001    -28.30%
2002    -29.45%
2003     37.53%
2004     16.90%

BEST QUARTER 4th quarter, 2001     18.50%
WORST QUARTER 2nd quarter, 2000   -42.32%

* The performance for the Class A and Class B Shares before the period 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund's predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor's investment program was identical to that of the Fund prior to 12/3/01. The predecessor's Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)


                                                               PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   10.81          (17.08)          (10.71)
Return After Taxes on Distributions                                   10.81          (17.15)          (10.79)
Return After Taxes on Distributions and Sale of Fund Shares            7.03          (13.54)           (8.75)
------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                   11.14          (17.09)          (10.58)
------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   15.48           (3.36)            1.71
------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     14.07           (6.06)           (0.10)

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 10/29/99. Performance for the indexes is from 10/31/99.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                              CLASS A SHARES   CLASS B SHARES
---------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                       5.25             NONE
---------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS OF % LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                       NONE**           5.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)


                                                              CLASS A SHARES   CLASS B SHARES
---------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                         0.65             0.65
DISTRIBUTION (RULE 12b-1) FEES                                          0.25             0.75
SHAREHOLDER SERVICE FEES                                                0.25             0.25
OTHER EXPENSES(1)                                                       0.59             0.59
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.74             2.24
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.39)           (0.19)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.35             2.05


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% and 2.05%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example helps you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. This example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:


                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)            655         1,008         1,385          2,438
-----------------------------------------------------------------------------
CLASS B SHARES** ($)           708           982         1,383          2,434***
-----------------------------------------------------------------------------


IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:


                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)             208           682         1,183          2,434***
-----------------------------------------------------------------------------


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  MID CAP VALUE FUND



Currently, the Fund is publicly offered on a limited basis. (Please see "Purchasing Fund Shares -- What does it mean that the Mid Cap Value Fund is publicly offered on a limited basis?" for more information.)



RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
113-117.


THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the the Russell Midcap(R) Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, a broad-based index.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B and C Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    19.77%
1999    13.87%
2000    35.28%
2001     9.91%
2002     2.68%
2003    30.07%
2004    20.32%

BEST QUARTER 4th quarter, 1998     17.96%

WORST QUARTER 2nd quarter, 1998   -11.06%


* The performance in the table for the period before Classes A, B and C Shares were launched on 4/30/01 and the Fund's performance in the bar chart prior to 2002 are based on the performance of the Fund's Institutional Class Shares, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. During these periods the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                             PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                14.01          17.67          17.86
Return After Taxes on Distributions                                13.60          16.52          15.54
Return After Taxes on Distributions and Sale of Fund Shares         9.32          14.84          14.29
------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                14.60          18.13          18.32
------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                18.56          18.37          18.35
------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                23.71          13.48          10.67
------------------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                  19.53          10.87           9.16

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 11/13/97. Performance for the indexes is from 11/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASSES A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                   5.25             NONE             NONE
----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                   NONE**           5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                          CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.65              0.65              0.65
DISTRIBUTION (RULE 12b-1) FEES                                      0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                                            0.25              0.25              0.25
OTHER EXPENSES(1)                                                   0.35              0.35              0.35
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.50              2.00              2.00
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (0.25)            (0.00)            (0.00)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                     1.25              2.00              2.00


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 2.00% and 2.00%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. For the period ended 12/31/04, net expenses of the Class B and Class C Shares were 1.90% and 1.90%, respectively.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)            646           951         1,278          2,201
-----------------------------------------------------------------------------
CLASS B SHARES** ($)           703           927         1,278          2,199***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)           303           627         1,078          2,327


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)             203           627         1,078          2,199***
-----------------------------------------------------------------------------
CLASS C SHARES ($)             203           627         1,078          2,327


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
113-117.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000(R) Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS


In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index and the S&P SmallCap 600 Index, each a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index. In the past, the Fund has compared it performance to the S&P SmallCap 600 Index, but will now compare its performance to the Russell 2000(R) Index. The adviser believes the Russell 2000(R) Index is more appropriate because it more accurately reflects the Fund's investment strategy.


The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1995    54.04%
1996    28.80%
1997    17.76%
1998     3.34%
1999    13.75%
2000    14.18%
2001    -6.23%
2002   -17.30%
2003    36.37%
2004    26.13%

BEST QUARTER 4th quarter, 1998     19.38%

WORST QUARTER 3rd quarter, 1998   -21.13%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004


                                                                PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   19.49            7.61           14.76
Return After Taxes on Distributions                                   16.96            6.33           13.62
Return After Taxes on Distributions and Sale of Fund Shares           15.52            6.12           12.84
-----------------------------------------------------------------------------------------------------------
CLASS B SHARES*
Return Before Taxes                                                   20.22            7.65           14.70
-----------------------------------------------------------------------------------------------------------
CLASS C SHARES(1)
Return Before Taxes                                                   24.22            7.95           14.70
-----------------------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   18.33            6.61           11.53
-----------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   22.65           11.60           14.29
-----------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     18.37            9.06           12.98



The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* The performance for the period before Class B Shares was launched on 3/28/95 is based on performance of Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Class A Shares.

(1) Class C Shares are being launched as of the date of this prospectus. The performance for the period before Class C Shares began operations is based on the performance of Class B Shares of the Fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A and Class B Shares and the estimated expenses of Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                   5.25             NONE             NONE
----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS             NONE**           5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                          CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                     0.65             0.65             0.65
DISTRIBUTION (RULE 12b-1) FEES                                      0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                            0.25             0.25             0.25
OTHER EXPENSES(1)                                                   0.42             0.42             0.42
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.57             2.07             2.07
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (0.19)           (0.00)           (0.00)
----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                     1.38             2.07             2.07


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements for Class A and Class B Shares. "Other Expenses" are based on estimated expenses for the current fiscal year for Class C Shares.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.38%, 2.12% and 2.12%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)            658           977         1,318          2,279
-----------------------------------------------------------------------------
CLASS B SHARES** ($)           710           949         1,314          2,272***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)           310           649         1,114          2,400
-----------------------------------------------------------------------------


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)             210           649         1,114          2,272***
-----------------------------------------------------------------------------
CLASS C SHARES ($)             210           649         1,114          2,400
-----------------------------------------------------------------------------


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  U.S. EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages
113-117.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic than those of large-capitalization companies.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995    32.48%
1996    21.06%
1997    28.41%
1998    24.45%
1999    14.69%
2000    -6.72%
2001    -9.71%
2002   -26.89%
2003    32.32%
2004    10.50%

BEST QUARTER 4th quarter, 1998     21.33%

WORST QUARTER 3rd quarter, 2002   -18.26%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Classes A, B and C Shares were launched on 9/10/01 is based on the performance of the advisor feeder that was merged out of existence (whose investment program was identical to the investment program of Class A, B and C Shares, and whose expenses were substantially similar to the current expenses of Class A Shares) from 9/15/00 to 9/10/01. During this period, the actual returns of Class B and C Shares would have been lower than shown because Class B and C Shares have higher expenses than the advisor feeder. Returns for the period 1/1/95 to 9/15/00 reflect performance of the retail feeder (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A, B and C Shares). During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than the above-referenced predecessor.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                    4.74            (3.13)            9.63
Return After Taxes on Distributions                                    4.64            (3.24)            7.28
Return After Taxes on Distributions and Sale of Fund Shares            3.21            (2.68)            7.25
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                    4.74            (2.75)            9.96
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Return Before Taxes                                                    8.74            (2.53)            9.96
-------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   10.88            (2.30)           12.07
-------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      8.30            (2.99)           10.26

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                    5.25             NONE             NONE
-----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                    NONE**           5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      0.40             0.40             0.40
DISTRIBUTION (RULE 12b-1) FEES                                       0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                             0.25             0.25             0.25
OTHER EXPENSES(1)                                                    0.51             0.52             0.51
-----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      1.41             1.92             1.91
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.36)           (0.35)           (0.34)
-----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                      1.05             1.57             1.57


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.05%, 1.57% and 1.57%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)            626           914         1,223          2,098
-----------------------------------------------------------------------------
CLASS B SHARES** ($)           660           869         1,204          2,082***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)           260           567         1,000          2,205


IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:


                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)             160           569         1,004          2,082***
-----------------------------------------------------------------------------
CLASS C SHARES ($)             160           567         1,000          2,205


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN
  VALUE ADVANTAGE FUND

     Currently, the Class B Shares are not available for sale to investors.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
113-117.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term total return from a combination of income and capital gains.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest up to 10% of its assets in high yield securities, which are below investment grade (junk bonds).

The Fund may invest up to 10% of its assets in initial public offerings.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, uses a "bottom-up" approach in constructing the Fund's portfolio, investing in quality businesses whose stock prices appear to be undervalued. Quality businesses are generally expected to have a strong competitive position, low business cyclicality, high returns, and strong management. The strength of the management team is usually evaluated based on its historic ability to create shareholder value through effective capital allocation.

In determining whether an investment is undervalued, the adviser evaluates quantitative measures that may include, but are not limited to, Price/Earnings ratios, Free Cash Flow yield, Enterprise Value analysis, and Sum-of-the-Parts analysis. Investments are typically sold from the Fund's portfolio when the adviser believes a stock is no longer undervalued, the operating performance underlying the business deteriorates from the adviser's expectations, or additional investment opportunities with high expected returns emerge to crowd-out existing portfolio holdings with lower expected returns.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies which may cause its share price changes to become more sudden or more erratic. This occurs because the securities of smaller companies are likely to fluctuate more dramatically than the securities of larger companies and may trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller companies also may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

To the extent that the Fund seeks higher returns by investing in non-investment grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long term goal such as retirement

- want to add an investment which crosses all levels of market capitalization and seek value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

The Fund commenced operations on 2/28/05 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The estimated expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)



                                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                    5.25              NONE              NONE
-------------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                    NONE**            5.00              1.00



 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)



                                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      0.65              0.65              0.65
DISTRIBUTION (RULE 12b-1) FEES                                       0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                                             0.25              0.25              0.25
OTHER EXPENSES(1)                                                    0.27              0.27              0.27
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      1.42              1.92              1.92
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.17)            (0.17)            (0.17)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                      1.25              1.75              1.75



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:



                                                            1 YEAR   3 YEARS
----------------------------------------------------------------------------
CLASS A SHARES* ($)                                            646       935
----------------------------------------------------------------------------
CLASS B SHARES** ($)                                           678       887
----------------------------------------------------------------------------
CLASS C SHARES** ($)                                           278       587



IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:



                                                            1 YEAR   3 YEARS
----------------------------------------------------------------------------
CLASS B SHARES ($)                                             178       587
----------------------------------------------------------------------------
CLASS C SHARES ($)                                             178       587



 *   Assumes sales charge is deducted when shares are purchased.

** Assumes applicable deferred sales charge is deducted when shares are sold.

JPMORGAN
  VALUE OPPORTUNITIES FUND

RISK/RETURN SUMMARY


For a detailed discussion of the Fund's main risks, please see pages 113-117.


THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser builds a portfolio that it believes has characteristics of undervalued securities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by government entities and private issuers.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic than those of large-capitalization companies.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.


If the Fund invests a substantial portion of its assets in money market instruments and repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Class A Shares for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell(R) 1000 Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a deduction for the front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the contingent deferred sales load. Class B Shares convert to Class A Shares after 8 years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*

2002   -12.54%
2003    32.63%
2004    17.14%

BEST QUARTER 2nd quarter, 2003     18.19%

WORST QUARTER 3rd quarter, 2002   -15.91%

* The Fund's fiscal year end is 12/31. On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                               PAST 1 YEAR   LIFE OF FUND
-----------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                  11.00           8.78
Return After Taxes on Distributions                                   8.88           5.73
Return After Taxes on Distributions and Sale of Fund Shares           9.96           6.67
-----------------------------------------------------------------------------------------
CLASS B SHARES
Return Before Taxes                                                  11.14           9.20
-----------------------------------------------------------------------------------------
CLASS C SHARES(1)
Return Before Taxes                                                  15.14           9.87
-----------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  16.49           8.57
-----------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    11.99           4.81

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for those other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) Class C Shares are being launched as of the date of this prospectus. The performance for the period before Class C Shares began operations is based on the performance of Class B Shares of the Fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A and Class B Shares and the estimated expenses of Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                    5.25             NONE             NONE
-----------------------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                    NONE**           5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                                           CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                      0.50              0.50              0.50
DISTRIBUTION (RULE 12b-1) FEES                                       0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                                             0.25              0.25              0.25
OTHER EXPENSES(1)                                                    0.25              0.25              0.25
-------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                   1.25              1.75              1.75
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                           (0.11)            (0.11)            (0.11)
-------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                         1.14              1.64              1.64

(1) Based on expected closing the current fiscal year reflecting the addition of certain share classes and changes to fees charged by certain service providers.


(2) JPMIM, JPMDS and the Fund's Business Manager have a written agreement to waive up to the full amount of their respective fees and/or reimburse expenses to the extent the Institutional Class Shares total annual operating expense ratio exceeds a specified amount of average daily net assets until 4/30/06. Certain fee waivers made pursuant to that agreement will also have the effect of lowering Class A, Class B and Class C expenses.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 4/30/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS A SHARES* ($)            635           890         1,165          1,948
-----------------------------------------------------------------------------
CLASS B SHARES** ($)           667           840         1,139          1,921***
-----------------------------------------------------------------------------
CLASS C SHARES** ($)           267           540           939          2,053

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                            1 YEAR       3 YEARS       5 YEARS       10 YEARS
-----------------------------------------------------------------------------
CLASS B SHARES ($)             167           540           939          1,921***
-----------------------------------------------------------------------------
CLASS C SHARES ($)             167           540           939          2,053

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Funds, except for the Mid Cap Growth Fund, the Mid Cap Value Fund and the Value Opportunities Fund, are series of JPMorgan Trust I, a Delaware statutory trust. The Mid Cap Growth Fund is a series of J.P. Morgan Mutual Fund Investment Trust, a Massachusetts business trust. The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation. The trustees of each trust and the directors of each corporation are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 12/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                                             %
CAPITAL GROWTH FUND                                            0.40
-------------------------------------------------------------------
DISCIPLINED EQUITY FUND                                        0.25
-------------------------------------------------------------------
DIVERSIFIED FUND                                               0.45
-------------------------------------------------------------------
DYNAMIC SMALL CAP FUND                                         0.65
-------------------------------------------------------------------
GROWTH AND INCOME FUND                                         0.40*
-------------------------------------------------------------------
INTREPID AMERICA FUND                                          0.64
-------------------------------------------------------------------
INTREPID CONTRARIAN FUND                                       0.38
-------------------------------------------------------------------
INTREPID GROWTH FUND                                           0.00
-------------------------------------------------------------------
INTREPID VALUE FUND                                            0.25
-------------------------------------------------------------------
MID CAP GROWTH FUND                                            0.51
-------------------------------------------------------------------
MID CAP VALUE FUND                                             0.57
-------------------------------------------------------------------
SMALL CAP EQUITY FUND                                          0.65
-------------------------------------------------------------------
U.S. EQUITY FUND                                               0.40
-------------------------------------------------------------------
VALUE OPPORTUNITIES FUND                                       0.41



*    Reflects amount allocated to the Fund from Growth and Income Portfolio.

The Value Advantage Fund will pay the adviser a management fee of 0.65% of average daily net assets.


THE PORTFOLIO MANAGERS

CAPITAL GROWTH FUND

The portfolio management team is led by Christopher Mark Vyvyan Jones Managing Director of JPMIM, and Timothy Parton, Vice President of JPMIM. Mr. Jones is head of the small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982. Mr. Parton has been employed with JPMIM or one of its affiliates since 1986.

DISCIPLINED EQUITY FUND


The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, and Raffaele Zingone, Vice President of JPMIM and a CFA charterholder. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.


DIVERSIFIED FUND


The portfolio management team is led by Anne Lester, Vice President of JPMIM, who has been at JPMIM since 1992, and Patrick Jakobson, Managing Director of JPMIM, who has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.


DYNAMIC SMALL CAP FUND


The portfolio management team is co-led by Eytan Shapiro, Vice President of JPMIM and a CFA charterholder, and Mr. Jones. Mr. Shapiro has been at JPMIM or one of its affiliates since 1985. Information on Mr. Jones is discussed earlier in this prospectus.


GROWTH AND INCOME FUND


The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM and CPA charterholder. Mr. Simon has worked with various affiliates of the adviser since 1980 and has been a portfolio manager since 1986. Ms. Hart has worked as an investment analyst covering the financial services and real estate sectors and joined JPMorgan Chase or its affiliates (or one of its predecessors) in 1999. Prior to that, Ms. Hart served as an equity research associate covering Real Estate Investment Trusts for Salomon Smith Barney.

INTREPID AMERICA FUND
INTREPID CONTRARIAN FUND
INTREPID GROWTH FUND
INTREPID VALUE FUND

The portfolio management team for the Funds is led by Silvio Tarca, Vice President of JPMIM and CFA charterholder. Robert Weller, Vice President of JPMIM and CFA charterholder, is a member of the portfolio management team. Mr. Tarca has been with JPMorgan Chase or its affiliates (or one of its predecessors) since 2000. Prior to managing the Funds, he served as a quantitative research analyst in the Emerging Markets Equity Group. Mr. Weller has been with JPMorgan Chase or its affiliates (or one of its predecessors) since 1997. Prior to managing the Funds, he served as a portfolio assistant in the Private Bank U.S. Equity Group.


MID CAP GROWTH FUND

The portfolio management team is led by Messrs. Jones and Parton. Information on Messrs. Jones and Parton are discussed earlier in this prospectus.

MID CAP VALUE FUND


The portfolio management team is led by Mr. Simon and Lawrence E. Playford, Vice President of JPMIM and CPA charterholder. Information on Mr. Simon is discussed earlier in this prospectus. Mr. Playford has worked with various affiliates of JPMIM since 1993.


SMALL CAP EQUITY FUND


The portfolio management team is led by Glenn Gawronski, Vice President of JPMIM, and Mr. Jones, Mr. Gawronski has been an employee of JPMIM or one of its affiliates since 1999. Information on Mr. Jones is discussed earlier in the prospectus.


U.S. EQUITY FUND

The portfolio management team is led by Susan Bao, Vice President of JPMIM or one of its affiliates since 1997, and Helge Skibeli, Managing Director of JPMIM or one of its affiliates since 1990. Mr. Skibeli is head of the U.S. Equity Research Group.

VALUE ADVANTAGE FUND

The portfolio management team is led by Messrs. Simon and Playford. Information on Messrs. Simon and Playford are discussed earlier in this prospectus.


VALUE OPPORTUNITIES FUND


The portfolio management team is led by Bradford L. Frishberg, Managing Director of JPMIM, and Alan Gutmann, Vice President of JPMIM. Mr. Frishberg, who joined the team in 2000, has worked for JPMIM or one of its affiliates since 1996. Mr. Gutmann has worked at JPMIM and on the team since 2003. Prior to working at JPMIM, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and Oppenheimer Capital from 1991 until 2000.

The Funds' Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.


THE FUNDS' ADMINISTRATORS

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Growth and Income Fund and the Value Opportunities Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Growth and Income Fund for administrative services:
0.10% of the first $25 billion of average daily net assets and 0.025% of average daily net assets over $25 billion.


Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and administrative oversight of the Value Opportunities Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equalling 0.175% of average daily net assets of the Fund. During the fiscal year ended December 31, 2004 the Business Manager was paid a fee of 0.088% (net of waivers) of average daily net assets. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $75 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.


THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust and the Corporation, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?


Class A, Class B and Class C shares may be purchased by the general public. Class B Shares of the Intrepid America Fund, Intrepid Contrarian Fund, Intrepid Growth Fund, Intrepid Value Fund and Value Advantage Fund are not currently offered for sale to investors.

WHAT DOES IT MEAN THAT THE MID CAP VALUE FUND IS PUBLICLY OFFERED ON A LIMITED BASIS?

As of the close of business on March 31, 2005, the Mid Cap Value Fund is publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Fund except as described below:

- Shareholders of record as of March 31, 2005, will be able to continue to purchase additional shares of the Fund either through JPMorgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

- Shareholders of record as of March 31, 2005 will be able to add to their accounts through exchanges from other JPMorgan Funds for shares of the Fund;

- Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering the Fund as of March 31, 2005 may open new participant accounts in the Fund and purchase additional shares in existing participant accounts. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering the Fund that are not funded as of March 31, 2005 may also open new participant accounts in the Fund if the Fund received notice of the group employer retirement plan's intention to offer the Fund to its participants prior to March 31, 2005; or

- Wrap program sponsors may open new participant accounts in the Fund and purchase additional shares in existing participant accounts provided the wrap program sponsor established account(s) with the Fund that are part of a wrap program prior to March 31, 2005. Other Financial Intermediaries which have selected and offered the Fund as part of an asset allocation model used for client accounts for which such Financial Intermediary has investment discretion may also open new client accounts in the Fund and purchase additional shares in existing client accounts, provided such Financial Intermediary established account(s) with the Fund as part of such Financial Intermediary's asset allocation model prior to March 31, 2005.

After March 31, 2005, if all shares of the Fund in an existing shareholder's account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder's account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If after March 31, 2005, the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check, or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.


On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.


If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.


The Funds' Board of Trustees or Board of Directors, as applicable, has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?


This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public. Class B Shares of the Intrepid America Fund, Intrepid Contrarian Fund, Intrepid Growth Fund, Intrepid Value Fund and Value Advantage Fund are not currently offered for sale to investors.


Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Boards. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.


Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.


You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares - When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS(1)


                         SALES
                         CHARGE        SALES   COMMISSION
                           AS A       CHARGE         AS A
                              %         AS A            %
                         OF THE            %           OF
AMOUNT OF              OFFERING      OF YOUR     OFFERING
PURCHASES                 PRICE   INVESTMENT        PRICE
---------------------------------------------------------
LESS THAN $50,000          5.25         5.54         4.75
---------------------------------------------------------
$50,000-$99,999            4.50         4.71         4.05
---------------------------------------------------------
$100,000-$249,999          3.50         3.63         3.05
---------------------------------------------------------
$250,000-$499,999          2.50         2.56         2.05
---------------------------------------------------------
$500,000-$999,999          2.00         2.04         1.60
---------------------------------------------------------
$1,000,000 OR MORE*        NONE         NONE           **


(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

  * There is no front-end sales charge for investments of $1 million or more in a Fund.

 ** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE OF THE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

- RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Share, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

   1. Your account(s);

   2. Account(s) of your spouse or domestic partner;

   3. Account(s) of children under the age of 21 who share your residential address;

   4. Trust accounts established by any of the individuals in items (1) through
      (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

   5. Solely controlled business accounts; and

   6. Single-participant retirement plans of any of the individuals in items (1) through (3) above.

IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

- LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

     -  The JPMorgan Funds.

     -  JPMorgan Chase and its subsidiaries and affiliates.

4.   Bought by employees of:

     - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

     - Broker-dealers or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

     -  Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

     - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

     - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

     - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

     - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

     - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

     - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

     -  Employer-sponsored health savings accounts established pursuant to
        Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a

     CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES

Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEAR                          CDSC AS A % OF DOLLAR
SINCE PURCHASE             AMOUNT SUBJECT TO CHARGE
---------------------------------------------------
0-1                                            5.00
---------------------------------------------------
1-2                                            4.00
---------------------------------------------------
2-3                                            3.00
---------------------------------------------------
3-4                                            3.00
---------------------------------------------------
4-5                                            2.00
---------------------------------------------------
5-6                                            1.00
---------------------------------------------------
More than 6                                    None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

YEAR                          CDSC AS A % OF DOLLAR
SINCE PURCHASE             AMOUNT SUBJECT TO CHARGE
---------------------------------------------------
0-1                                            1.00
---------------------------------------------------
After first year                               None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 701/2 . If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES

No sales charge is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a former One Group Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Except for the Value Opportunities Fund, payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of up to 0.25% of the average daily net assets of the Fund.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of up to 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund, and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form.

The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class A, Class B or Class C Shares and the Fund or the Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

   - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

   - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.


See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.


You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Disciplined Equity, Diversified, Growth and Income, Intrepid America Fund, Intrepid Contrarian Fund, Intrepid Growth Fund, and U.S. Equity Funds generally distribute any net investment income at least quarterly. The Capital Growth, Dynamic Small Cap, Intrepid Value Fund, Mid Cap Growth, Mid Cap Value, Small Cap Equity, Value Advantage Fund and Value Opportunities Funds generally distribute any net investment income at least annually.


You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non- corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advis0r to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. Value Opportunities Fund proxies are voted by a designated Fund officer. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities           - The Funds can take advantage of       - The Funds segregate liquid assets
  before issue or for delayed             attractive transaction                  to offset leverage risks
  delivery, it could be exposed to        opportunities
  leverage risk if it does not
  segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise a       - The Funds could realize gains in      - The Funds generally avoid
  Fund's brokerage and related            a short period of time                  short-term trading, except to
  costs                                                                           take advantage of attractive or
                                        - The Funds could protect against         unexpected opportunities or to
- Increased short-term capital            losses if a stock is overvalued         meet demands generated by
  gains distributions could raise         and its value later falls               shareholder activity
  shareholders' income tax
  liability. Such an increase in
  transaction costs and/or tax
  liability, if not offset by gains
  from short-term trading, would
  reduce a Fund's returns.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
ETFS AND OTHER
INVESTMENT COMPANIES

- If a Fund invests in shares of        - Helps to manage smaller cash          - Absent an exemptive order of the
  another investment company,             flows                                   Securities and Exchange
  shareholders would bear not only                                                Commission (the "SEC"), a Fund's
  their proportionate share of the      - Investing in ETFs offers instant        investments in other investment
  Fund's expenses, but also similar       exposure to an index or a broad         companies, including ETFs, are
  expenses of the investment              range of markets, sectors,              subject to the percentage
  company                                 geographic regions and industries       limitations of the Investment
                                                                                  Company Act of 1940 ("1940
- The price movement of an ETF may                                                Act")(1)
  not track the underlying index,
  market, sector, regions or                                                    - A SEC exemptive order granted to
  industries and may result in a                                                  various iShares funds (which are
  loss                                                                            ETFs) and their investment
                                                                                  adviser permits each Fund to
                                                                                  invest beyond the 1940 Act
                                                                                  limits, subject to certain terms
                                                                                  and conditions, including a
                                                                                  finding of the Funds' Boards that
                                                                                  the advisory fees charged by the
                                                                                  adviser are for services that are
                                                                                  in addition to, and not
                                                                                  duplicative of, the advisory
                                                                                  services provided to those ETFs

                                                                                - A SEC exemptive order permits
                                                                                  each Fund to invest its
                                                                                  uninvested cash, up to 25% of its
                                                                                  assets, in one or more affiliated
                                                                                  money market funds if the adviser
                                                                                  waives and/or reimburses its
                                                                                  advisory fee from the Fund in an
                                                                                  amount sufficient to offset any
                                                                                  doubling up of investment
                                                                                  advisory, shareholder servicing
                                                                                  and administrative fees


(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
DERIVATIVES

- Derivatives such as futures,          - Hedges that correlate well with       - The Funds use derivatives for
  options, swaps, and forward             underlying positions can reduce         hedging and for risk management
  foreign currency contracts(1) that      or eliminate losses at low cost         (i.e., to establish or adjust
  are used for hedging the                                                        exposure to particular
  portfolio or specific securities      - A Fund could make money and             securities, markets or
  may not fully offset the                protect against losses if               currencies); risk management may
  underlying positions and this           management's analysis proves            include management of a Fund's
  could result in losses to a Fund        correct                                 exposure relative to its
  that would not have otherwise                                                   benchmark; all Funds except for
  occurred                              - Derivatives that involve leverage       Disciplined Equity Fund,
                                          could generate substantial gains        Diversified Fund, U.S. Equity
- Derivatives used for risk               at low cost                             Fund and Value Opportunities
  management or, for certain Funds,                                               Fund, may use derivatives in an
  to increase a Fund's gain may not                                               effort to produce increased
  have the intended effects and may                                               income or gain
  result in losses or missed
  opportunities                                                                 - A Fund only establishes hedges
                                                                                  that it expects will be highly
- The counterparty to a derivatives                                               correlated with underlying
  contract could default                                                          positions

- Derivatives that involve leverage                                             - While the Funds may use
  could magnify losses                                                            derivatives that incidentally
                                                                                  involve leverage, they do not use
- Certain types of derivatives                                                    them for the specific purpose of
  involve costs to a Fund which can                                               leveraging their portfolio
  reduce returns

- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets, and
  defer recognition of certain of a
  Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
SECURITIES LENDING

- When a Fund lends a security,         - The Funds may enhance income          - The adviser maintains a list of
  there is a risk that the loaned         through the investment of the           approved borrowers
  securities may not be returned if       collateral received from the
  the borrower or the lending agent       borrower                              - The Funds receive collateral
  defaults                                                                        equal to at least 100% of the
                                                                                  current value of the securities
- The collateral will be subject to                                               loaned plus accrued interest
  the risks of the securities in
  which it is invested                                                          - The lending agents indemnify the
                                                                                  Funds against borrower default

                                                                                - The adviser's collateral
                                                                                  investment guidelines limit the
                                                                                  quality and duration of
                                                                                  collateral investment to minimize
                                                                                  losses

                                                                                - Upon recall, the borrower must
                                                                                  return the securities loaned
                                                                                  within the normal settlement
                                                                                  period

MARKET CONDITIONS

- Each Fund's share price and           - Stocks have generally                 - Under normal circumstances each
  performance will fluctuate in           outperformed more stable                Fund plans to remain fully
  response to stock and/or bond           investments (such as bonds and          invested in accordance with its
  market movements                        cash equivalents) over the long         policies and each Fund may invest
                                          term                                    uninvested cash in affiliated
- Adverse market conditions may                                                   money market funds; equity
  from time to time cause a Fund to     - With respect to the Diversified         securities may include common
  take temporary defensive                Fund, a diversified, balanced           stocks, convertible securities,
  positions that are inconsistent         portfolio should mitigate the           preferred stocks, depositary
  with its principal investment           effects of wide market                  receipts, (such as American
  strategies and may hinder the           fluctuations, especially when           Depositary Receipts and European
  Fund from achieving its                 stock and bond prices move in           Depositary Receipts), trust or
  investment objective                    different directions                    partnership interests, warrants,
                                                                                  rights and investment company
- The Capital Growth Fund, Dynamic                                                securities
  Small Cap Fund, Growth and Income
  Fund and Small Cap Equity Fund                                                - Each Fund seeks to limit risk and
  are non-diversified, which means                                                enhance performance through
  that a relatively high percentage                                               active management and/or
  of each Fund's assets may be                                                    diversification
  invested in a limited number of
  issuers. Therefore, their                                                     - During severe market downturns,
  performance may be more                                                         each Fund has the option of
  vulnerable to changes in the                                                    investing up to 100% of its
  market value of a single issuer                                                 assets in high quality short-term
  or a group of issuers                                                           instruments

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its         - A Fund could outperform its           - The adviser focuses its active
  benchmark due to its securities         benchmark due to these same             management on securities
  and asset allocation choices            choices                                 selection, the area where it
                                                                                  believes its commitment to
                                                                                  research can most enhance returns
                                                                                  and manage risks in a consistent
                                                                                  way

FOREIGN INVESTMENTS

- Currency exchange rate movements      - Favorable exchange rate movements     - The Funds anticipate that total
  could reduce gains or create            could generate gains or reduce          foreign investments will not
  losses                                  losses                                  exceed 20% of total assets (30%
                                                                                  for Diversified Fund)
- A Fund could lose money because       - Foreign investments, which
  of foreign government actions,          represent a major portion of the      - The Funds actively manage the
  political instability or lack of        world's securities, offer               currency exposure of their
  adequate and accurate information       attractive potential performance        foreign investments relative to
                                          and opportunities for                   their benchmarks, and may hedge
- Currency and investment risks           diversification                         back into the U.S. dollar from
  tend to be higher in emerging                                                   time to time (see also
  markets; these markets also           - Emerging markets can offer higher       "Derivatives"); these currency
  present higher liquidity and            returns                                 management techniques may not be
  valuation risks                                                                 available for certain emerging
                                                                                  markets investments

ILLIQUID HOLDINGS

- Each Fund could have difficulty       - These holdings may offer more         - No Fund may invest more than 15%
  valuing these holdings precisely        attractive yields or potential          of net assets in illiquid
                                          growth than comparable widely           holdings
- Each Fund could be unable to sell       traded securities
  these holdings at the time or                                                 - To maintain adequate liquidity to
  price it desires                                                                meet redemptions, each Fund may
                                                                                  hold high quality short-term
                                                                                  securities (including repurchase
                                                                                  agreements) and, for temporary or
                                                                                  extraordinary purposes, may
                                                                                  borrow from banks up to 33 1/3% of
                                                                                  the value of its total assets
                                                                                  including drawing on a line of
                                                                                  credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc) became the distributor of all of the JPMorgan Funds and administrator of the JPMorgan Funds (except for Value Opportunities Fund) effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


CLASS A SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
CAPITAL GROWTH FUND

Year Ended 12/31/04                   $        37.47            (0.24)@           6.49              6.25
Year Ended 12/31/03                   $        28.60            (0.34)@          10.61             10.27
Year Ended 12/31/02                   $        40.10            (0.38)@         (10.86)           (11.24)
11/01/01 Through 12/31/01^            $        35.37            (0.03)            4.76              4.73
Year Ended 10/31/01                   $        47.91            (0.19)@          (6.87)            (7.06)
Year Ended 10/31/00                   $        42.85            (0.14)@          10.11              9.97

GROWTH AND INCOME FUND

Year Ended 12/31/04                   $        29.18             0.25@            3.81              4.06
Year Ended 12/31/03                   $        23.31             0.21@            5.88              6.09
Year Ended 12/31/02                   $        28.83             0.21@           (5.31)            (5.10)
11/1/01 Through 12/31/01^             $        26.95             0.03             1.88              1.91
Year Ended 10/31/01                   $        40.71             0.19            (8.04)            (7.85)
Year Ended 10/31/00                   $        43.65             0.09@            3.31              3.40

                                                   PER SHARE OPERATING PERFORMANCE:
                                          ---------------------------------------------
                                                         LESS DISTRIBUTIONS:
                                          ---------------------------------------------
                                           DIVIDENDS
                                            FROM NET     DISTRIBUTIONS
                                          INVESTMENT      FROM CAPITAL            TOTAL
                                              INCOME             GAINS    DISTRIBUTIONS
CAPITAL GROWTH FUND
Year Ended 12/31/04                               --              5.21             5.21
Year Ended 12/31/03                               --              1.40             1.40
Year Ended 12/31/02                               --              0.26             0.26
11/01/01 Through 12/31/01^                        --                --               --
Year Ended 10/31/01                               --              5.48             5.48
Year Ended 10/31/00                               --              4.91             4.91

GROWTH AND INCOME FUND
Year Ended 12/31/04                             0.24                --             0.24
Year Ended 12/31/03                             0.22                --             0.22
Year Ended 12/31/02                             0.21              0.21             0.42
11/1/01 Through 12/31/01^                       0.03                --             0.03
Year Ended 10/31/01                             0.21              5.70             5.91
Year Ended 10/31/00                             0.03              6.31             6.34



  ^  The Fund changed its fiscal year end from October 31 to December 31.

  @  Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(b) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.

  *  Includes expenses allocated from portfolio.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                      RETURN (1)(a)          (MILLIONS)
CAPITAL GROWTH FUND
Year Ended 12/31/04                   $        38.51                       16.90%            $          441
Year Ended 12/31/03                   $        37.47                       36.10%            $          412
Year Ended 12/31/02                   $        28.60                      (28.04%)           $          330
11/01/01 Through 12/31/01^            $        40.10                       13.37%            $          495
Year Ended 10/31/01                   $        35.37                      (15.86%)           $          426
Year Ended 10/31/00                   $        47.91                       25.81%            $          523

GROWTH AND INCOME FUND

Year Ended 12/31/04                   $        33.00                       13.98%            $          601
Year Ended 12/31/03                   $        29.18                       26.27%            $          610
Year Ended 12/31/02                   $        23.31                      (17.81%)           $          615
11/1/01 Through 12/31/01^             $        28.83                        7.09%            $          876
Year Ended 10/31/01                   $        26.95                      (21.50%)           $          833
Year Ended 10/31/00                   $        40.71                        8.88%            $        1,131

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS:#
                                   -----------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                                               EXPENSES            INCOME (LOSS)
                                                           NET                  WITHOUT                  WITHOUT
                                                    INVESTMENT                 WAIVERS,                 WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
CAPITAL GROWTH FUND
Year Ended 12/31/04                    1.35%             (0.61%)                   1.37%                   (0.63%)         122%
Year Ended 12/31/03                    1.35%             (1.05%)                   1.46%                   (1.16%)          68%
Year Ended 12/31/02                    1.35%             (1.13%)                   1.38%                   (1.16%)          93%
11/01/01 Through 12/31/01^             1.35%             (0.40%)                   1.35%                   (0.40%)           2%
Year Ended 10/31/01                    1.35%             (0.47%)                   1.37%                   (0.49%)          43%(b)
Year Ended 10/31/00                    1.35%             (0.32%)                   1.35%                   (0.32%)          66%(b)

GROWTH AND INCOME FUND

Year Ended 12/31/04                    1.30%*             0.84%                    1.41%*                   0.73%           44%~
Year Ended 12/31/03                    1.30%*             0.83%                    1.45%*                   0.68%           37%~
Year Ended 12/31/02                    1.30%*             0.81%                    1.44%*                   0.67%           70%~
11/1/01 Through 12/31/01^              1.30%*             0.62%                    1.30%*                   0.62%            0%~
Year Ended 10/31/01                    1.30%*             0.59%                    1.32%*                   0.57%           12%~
Year Ended 10/31/00                    1.30%*             0.23%                    1.30%*                   0.23%           30%~

CLASS A SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                   $        16.81            (0.19)@           1.84              1.65
Year Ended 12/31/03                   $        12.14            (0.16)@           4.83              4.67
Year Ended 12/31/02                   $        15.72            (0.18)           (3.40)            (3.58)
11/1/01 Through 12/31/01^             $        14.21            (0.03)            1.54              1.51
Year Ended 10/31/01                   $        24.54            (0.24)           (6.71)            (6.95)
Year Ended 10/31/00                   $        15.98            (0.22)@           8.78              8.56

MID CAP GROWTH FUND
Year Ended 12/31/04                   $         4.91            (0.03)@           0.86              0.83
Year Ended 12/31/03                   $         3.57            (0.04)@           1.38              1.34
Year Ended 12/31/02                   $         5.06            (0.05)@          (1.44)            (1.49)
10/1/01 Through 12/31/01^^            $         4.27            (0.01)            0.80              0.79
Year Ended 9/30/01                    $        12.51            (0.02)@          (8.06)            (8.08)
10/29/99* Through 9/30/00             $        10.00            (0.09)            2.60              2.51

MID CAP VALUE FUND
Year Ended 12/31/04                   $        18.62            0.07@             3.71              3.78
Year Ended 12/31/03                   $        14.44            0.09@             4.25              4.34
Year Ended 12/31/02                   $        14.10            0.07@             0.31              0.38
10/1/01 Through 12/31/01^^            $        13.43            0.02@             1.48              1.50
4/30/01** Through 9/30/01             $        14.24            0.04@            (0.85)            (0.81)

                                              PER SHARE OPERATING PERFORMANCE:
                                      -------------------------------------------------
                                                    LESS DISTRIBUTIONS:
                                      -------------------------------------------------
                                           DIVIDENDS
                                            FROM NET     DISTRIBUTIONS
                                          INVESTMENT      FROM CAPITAL            TOTAL
                                              INCOME             GAINS    DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                               --                --               --
Year Ended 12/31/03                               --                --               --
Year Ended 12/31/02                               --                --               --
11/1/01 Through 12/31/01^                         --                --               --
Year Ended 10/31/01                               --              3.38             3.38
Year Ended 10/31/00                               --                --               --

MID CAP GROWTH FUND
Year Ended 12/31/04                               --                --               --
Year Ended 12/31/03                               --                --               --
Year Ended 12/31/02                               --                --               --
10/1/01 Through 12/31/01^^                        --                --               --
Year Ended 9/30/01                                --              0.16             0.16
10/29/99* Through 9/30/00                         --                --               --

MID CAP VALUE FUND
Year Ended 12/31/04                             0.04              0.31             0.35
Year Ended 12/31/03                             0.05              0.11             0.16
Year Ended 12/31/02                             0.03              0.01             0.04
10/1/01 Through 12/31/01^^                      0.08              0.75             0.83
4/30/01** Through 9/30/01                         --                --               --



  *  Commencement of operations.

 **  Commencement of offering of class of shares.
  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any front-end sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                      RETURN (1)(a)          (MILLIONS)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                   $        18.46                       9.82%             $           86
Year Ended 12/31/03                   $        16.81                      38.47%             $           89
Year Ended 12/31/02                   $        12.14                     (22.77%)            $           82
11/1/01 Through 12/31/01^             $        15.72                      10.63%             $          125
Year Ended 10/31/01                   $        14.21                     (30.60%)            $          120
Year Ended 10/31/00                   $        24.54                      53.57%             $          154

MID CAP GROWTH FUND
Year Ended 12/31/04                   $         5.74                      16.90%             $           54
Year Ended 12/31/03                   $         4.91                      37.53%             $           58
Year Ended 12/31/02                   $         3.57                     (29.45%)            $           53
10/1/01 Through 12/31/01^^            $         5.06                      18.50%             $          101
Year Ended 9/30/01                    $         4.27                     (65.10%)            $           94
10/29/99* Through 9/30/00             $        12.51                      25.12%             $           33

MID CAP VALUE FUND
Year Ended 12/31/04                   $        22.05                      20.32%             $        1,333
Year Ended 12/31/03                   $        18.62                      30.07%             $          275
Year Ended 12/31/02                   $        14.44                       2.68%             $           26
10/1/01 Through 12/31/01^^            $        14.10                      11.20%             $            5
4/30/01** Through 9/30/01             $        13.43                      (5.69%)            $            2

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS:
                                   -----------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                           NET                 EXPENSES            INCOME (LOSS)
                                                    INVESTMENT         WITHOUT WAIVERS,         WITHOUT WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                    1.50%             (1.14%)                   1.73%                   (1.37%)         112%
Year Ended 12/31/03                    1.50%             (1.19%)                   1.86%                   (1.54%)          55%
Year Ended 12/31/02                    1.50%             (1.20%)                   1.82%                   (1.52%)          52%
11/1/01 Through 12/31/01^              1.50%             (1.21%)                   1.63%                   (1.34%)           8%
Year Ended 10/31/01                    1.50%             (1.13%)                   1.64%                   (1.27%)          57%
Year Ended 10/31/00                    1.50%             (0.99%)                   1.76%                   (1.25%)          87%

MID CAP GROWTH FUND
Year Ended 12/31/04                    1.35%             (0.61%)                   1.79%                   (1.05%)         118%
Year Ended 12/31/03                    1.35%             (1.05%)                   1.77%                   (1.47%)          69%
Year Ended 12/31/02                    1.35%             (1.15%)                   1.62%                   (1.42%)          39%
10/1/01 Through 12/31/01^^             1.35%             (0.84%)                   1.35%                   (0.84%)         135%
Year Ended 9/30/01                     1.30%             (0.54%)                   1.30%                   (0.54%)         159%
10/29/99* Through 9/30/00              1.16%             (0.68%)                   1.20%                   (0.72%)         147%

MID CAP VALUE FUND
Year Ended 12/31/04                    1.25%              0.34%                    1.60%                   (0.01%)          41%
Year Ended 12/31/03                    1.25%              0.51%                    1.65%                    0.11%           32%
Year Ended 12/31/02                    1.25%              0.50%                    1.70%                    0.05%           51%
10/1/01 Through 12/31/01^^             1.25%              0.47%                    3.72%!!                 (2.00%)          15%
4/30/01** Through 9/30/01              1.30%              0.71%                   15.30%!!                (13.29%)!!        98%

CLASS A SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/04                   $        13.50            0.13              1.30              1.43
Year Ended 12/31/03                   $        10.54            0.05              2.99              3.04
Year Ended 12/31/02                   $        14.17            0.07@            (3.62)            (3.55)
9/28/01** Through 12/31/01            $        12.85            0.01@             1.39              1.40

DIVERSIFIED FUND
Year Ended 12/31/04                   $        12.79            0.17@             0.96              1.13
3/24/03** Through 12/31/03            $        10.77            0.09@             2.06              2.15

                                                    PER SHARE OPERATING PERFORMANCE:
                                      --------------------------------------------------------------
                                                          LESS DISTRIBUTIONS:
                                      --------------------------------------------------------------
                                           DIVIDENDS
                                            FROM NET    DISTRIBUTIONS
                                          INVESTMENT     FROM CAPITAL    RETURN OF             TOTAL
                                              INCOME            GAINS      CAPITAL     DISTRIBUTIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/04                             0.15               --           --              0.15
Year Ended 12/31/03                             0.08               --           --+             0.08
Year Ended 12/31/02                             0.08               --           --              0.08
9/28/01** Through 12/31/01                      0.08               --           --              0.08

DIVERSIFIED FUND
Year Ended 12/31/04                             0.19               --           --              0.19
3/24/03** Through 12/31/03                      0.13               --           --              0.13


 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than $.005.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                      RETURN (a)(1)          (MILLIONS)
DISCIPLINED EQUITY FUND
Year Ended 12/31/04                   $        14.78                       10.64%            $            2
Year Ended 12/31/03                   $        13.50                       28.96%            $            2
Year Ended 12/31/02                   $        10.54                      (25.07%)           $            2
9/28/01** Through 12/31/01            $        14.17                       10.93%            $            2

DIVERSIFIED FUND
Year Ended 12/31/04                   $        13.73                        8.94%            $           43
3/24/03** Through 12/31/03            $        12.79                       20.00%            $           46

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS:
                                   -----------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                           NET                 EXPENSES            INCOME (LOSS)
                                                    INVESTMENT         WITHOUT WAIVERS,         WITHOUT WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
DISCIPLINED EQUITY FUND
Year Ended 12/31/04                    0.95%              1.01%                    1.67%                    0.29%           49%
Year Ended 12/31/03                    0.95%              0.74%                    2.31%                   (0.62%)          77%
Year Ended 12/31/02                    0.95%              0.60%                    2.23%                   (0.68%)          74%
9/28/01** Through 12/31/01             0.95%              0.42%                   11.02%!!                 (9.65%)!!        33%

DIVERSIFIED FUND
Year Ended 12/31/04                    1.25%              1.32%                    1.63%                    0.94%          242%
3/24/03** Through 12/31/03             1.25%              1.04%                    1.70%                    0.59%          210%

CLASS A SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
U.S. EQUITY FUND~
Year Ended 12/31/04                   $        10.01             0.08@            0.97              1.05
Year Ended 12/31/03                   $         7.61             0.04@            2.41              2.45
Year Ended 12/31/02                   $        10.45             0.03            (2.84)            (2.81)
6/1/01 Through 12/31/01^              $        11.16             0.02@           (0.69)            (0.67)
9/15/00** Through 5/31/01             $        12.86             0.03            (1.72)            (1.69)

                                                    PER SHARE OPERATING PERFORMANCE:
                                      --------------------------------------------------------------
                                                          LESS DISTRIBUTIONS:
                                      --------------------------------------------------------------
                                           DIVIDENDS
                                            FROM NET    DISTRIBUTIONS
                                          INVESTMENT     FROM CAPITAL    RETURN OF             TOTAL
                                              INCOME            GAINS      CAPITAL     DISTRIBUTIONS
U.S. EQUITY FUND~
Year Ended 12/31/04                             0.07               --           --              0.07
Year Ended 12/31/03                             0.05               --           --              0.05
Year Ended 12/31/02                             0.03               --           --              0.03
6/1/01 Through 12/31/01^                        0.02             0.02           --              0.04
9/15/00** Through 5/31/01                       0.01               --           --              0.01


 **  Commencement of offering of class of shares.
  ~ Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(u) Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                      RETURN (a)(1)          (MILLIONS)
U.S. EQUITY FUND~
Year Ended 12/31/04                   $        10.99                       10.50%            $           53
Year Ended 12/31/03                   $        10.01                       32.32%            $           50
Year Ended 12/31/02                   $         7.61                      (26.89%)           $           29
6/1/01 Through 12/31/01^              $        10.45                       (5.96%)           $           54
9/15/00** Through 5/31/01             $        11.16                      (13.10%)           $            3

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS:#
                                   -----------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                           NET                 EXPENSES            INCOME (LOSS)
                                                    INVESTMENT         WITHOUT WAIVERS,         WITHOUT WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
U.S. EQUITY FUND~
Year Ended 12/31/04                    1.05%              0.80%                    1.46%                    0.39%           82%
Year Ended 12/31/03                    1.05%              0.50%                    1.54%                    0.01%          101%
Year Ended 12/31/02                    1.05%              0.30%                    1.44%                   (0.09%)          83%
6/1/01 Through 12/31/01^               1.05%              0.30%                    1.44%                   (0.09%)          48%(u)
9/15/00** Through 5/31/01              1.05%              0.22%                    7.05%!!                 (5.78%)!!        81%(u)

CLASS A SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/04                   $        24.11            (0.17)@           6.33              6.16
Year Ended 12/31/03                   $        17.68            (0.15)@           6.58              6.43
Year Ended 12/31/02                   $        21.53            (0.15)@          (3.57)            (3.72)
11/1/01 Through 12/31/01^             $        19.64            (0.03)@           1.92              1.89
Year Ended 10/31/01                   $        27.89            (0.10)           (4.26)            (4.36)
Year Ended 10/31/00                   $        22.77            (0.20)@           7.97              7.77

VALUE OPPORTUNITIES FUND
Year Ended 12/31/04                   $        16.62              .15             2.70              2.85
Year Ended 12/31/03                   $        15.48              .10             4.86              4.96
Year Ended 12/31/02                   $        20.86              .06            (2.63)           (2.57)
Year Ended 12/31/01*                  $        28.05              .02            (4.28)           (4.26)
Year Ended 12/31/00*                  $        28.83              .04              .10              .14
Year Ended 12/31/99*                  $        30.86              .08            (1.36)            1.28

                                              PER SHARE OPERATING PERFORMANCE:
                                      -------------------------------------------------
                                                    LESS DISTRIBUTIONS:
                                      -------------------------------------------------
                                           DIVIDENDS
                                            FROM NET     DISTRIBUTIONS
                                          INVESTMENT      FROM CAPITAL            TOTAL
                                              INCOME             GAINS    DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/04                               --              3.83             3.83
Year Ended 12/31/03                               --                --               --
Year Ended 12/31/02                               --              0.13             0.13
11/1/01 Through 12/31/01^                         --                --               --
Year Ended 10/31/01                               --              3.89             3.89
Year Ended 10/31/00                               --              2.65             2.65

VALUE OPPORTUNITIES FUND
Year Ended 12/31/04                              .15              2.32             2.47
Year Ended 12/31/03                             (.10)            (3.72)           (3.82)
Year Ended 12/31/02                             (.06)            (2.75)           (2.81)
Year Ended 12/31/01*                            (.02)            (2.91)           (2.93)
Year Ended 12/31/00*                            (.05)             (.87)            (.92)
Year Ended 12/31/99*                            (.08)             (.67)            (.75)


  ^  The Fund changed its fiscal year end from October 31 to December 31.

@    Calculated based upon average shares outstanding.

(1)  Total return figures do not include the effect of any front-end sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

  *  Audit performed by predessor audit Firm.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                      RETURN (1)(a)          (MILLIONS)
SMALL CAP EQUITY FUND
Year Ended 12/31/04                   $        26.44                       26.13%               $       129
Year Ended 12/31/03                   $        24.11                       36.37%               $        88
Year Ended 12/31/02                   $        17.68                      (17.30%)              $        77
11/1/01 Through 12/31/01^             $        21.53                        9.62%               $        71
Year Ended 10/31/01                   $        19.64                      (16.62%)              $        67
Year Ended 10/31/00                   $        27.89                       37.10%               $        93

VALUE OPPORTUNITIES FUND
Year Ended 12/31/04                   $        17.00                       17.14%               $        43
Year Ended 12/31/03                   $        16.62                       32.63%               $        39
Year Ended 12/31/02                   $        15.48                      (12.54%)              $        32
Year Ended 12/31/01*                  $        20.86                      (15.31%)              $        51
Year Ended 12/31/00*                  $        28.05                         .65%               $        62
Year Ended 12/31/99*                  $        28.83                       (4.15%)              $        70

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS:#
                                   -----------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                           NET                 EXPENSES            INCOME (LOSS)
                                                    INVESTMENT         WITHOUT WAIVERS,         WITHOUT WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
SMALL CAP EQUITY FUND
Year Ended 12/31/04                    1.38%             (0.66%)                   1.62%                   (0.90%)          44%
Year Ended 12/31/03                    1.38%             (0.75%)                   1.65%                   (1.02%)          38%
Year Ended 12/31/02                    1.38%             (0.74%)                   1.40%                   (0.76%)          51%
11/1/01 Through 12/31/01^              1.38%             (0.81%)                   1.38%                   (0.81%)           6%
Year Ended 10/31/01                    1.39%             (0.80%)                   1.40%                   (0.81%)          47%
Year Ended 10/31/00                    1.44%             (0.77%)                   1.44%                   (0.77%)          75%

VALUE OPPORTUNITIES FUND
Year Ended 12/31/04                    1.44%               .88%                    1.62%                     .70%        40.64%
Year Ended 12/31/03                    1.41%               .64%                    1.65%                     .40%        60.83%
Year Ended 12/31/02                    1.46%               .42%                     N/A                      N/A         51.20%
Year Ended 12/31/01*                   1.39%               .09%                     N/A                      N/A         14.42%
Year Ended 12/31/00*                   1.25%               .21%                     N/A                      N/A         11.73%
Year Ended 12/31/99*                   1.18%               .30%                     N/A                      N/A          8.07%

CLASS B SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
CAPITAL GROWTH FUND
Year Ended 12/31/04                   $        35.27            (0.40)@           6.07              5.67
Year Ended 12/31/03                   $        27.13            (0.48)@          10.02              9.54
Year Ended 12/31/02                   $        38.24            (0.65)@         (10.20)           (10.85)
11/1/01 Through 12/31/01^             $        33.75            (0.06)            4.55              4.49
Year Ended 10/31/01                   $        46.20            (0.38)@          (6.59)            (6.97)
Year Ended 10/31/00                   $        41.67            (0.35)@           9.79              9.44

GROWTH AND INCOME FUND
Year Ended 12/31/04                   $        28.67             0.10@            3.73              3.83
Year Ended 12/31/03                   $        22.91             0.08@            5.78              5.86
Year Ended 12/31/02                   $        28.32             0.08@           (5.21)            (5.13)
11/1/01 Through 12/31/01^             $        26.48             0.01             1.83              1.84
Year Ended 10/31/01                   $        40.09             0.02            (7.89)            (7.87)
Year Ended 10/31/00                   $        43.25            (0.11)@           3.26              3.15

                                              PER SHARE OPERATING PERFORMANCE:
                                      -------------------------------------------------
                                                    LESS DISTRIBUTIONS:
                                      -------------------------------------------------
                                           DIVIDENDS
                                            FROM NET     DISTRIBUTIONS
                                          INVESTMENT      FROM CAPITAL            TOTAL
                                              INCOME             GAINS    DISTRIBUTIONS
CAPITAL GROWTH FUND
Year Ended 12/31/04                               --              5.21             5.21
Year Ended 12/31/03                               --              1.40             1.40
Year Ended 12/31/02                               --              0.26             0.26
11/1/01 Through 12/31/01^                         --                --               --
Year Ended 10/31/01                               --              5.48             5.48
Year Ended 10/31/00                               --              4.91             4.91

GROWTH AND INCOME FUND
Year Ended 12/31/04                             0.09                --             0.09
Year Ended 12/31/03                             0.10                --             0.10
Year Ended 12/31/02                             0.07              0.21             0.28
11/1/01 Through 12/31/01^                         --                --               --
Year Ended 10/31/01                             0.04              5.70             5.74
Year Ended 10/31/00                               --              6.31             6.31


  ^  The Fund changed its fiscal year end from October 31 to December 31.
(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized.
  @  Calculated based upon average shares outstanding.
  #  Short periods have been annualized.
(b) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.

  *  Includes expenses allocated from portfolio.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                      RETURN (1)(a)          (MILLIONS)
CAPITAL GROWTH FUND
Year Ended 12/31/04                   $        35.73                       16.31%               $        51
Year Ended 12/31/03                   $        35.27                       35.37%               $        61
Year Ended 12/31/02                   $        27.13                      (28.39%)              $        59
11/1/01 Through 12/31/01^             $        38.24                       13.30%               $       170
Year Ended 10/31/01                   $        33.75                      (16.30%)              $       164
Year Ended 10/31/00                   $        46.20                       25.21%               $       318

GROWTH AND INCOME FUND
Year Ended 12/31/04                   $        32.41                       13.38%               $        63
Year Ended 12/31/03                   $        28.67                       25.66%               $        76
Year Ended 12/31/02                   $        22.91                      (18.21%)              $        85
11/1/01 Through 12/31/01^             $        28.32                        6.95%               $       180
Year Ended 10/31/01                   $        26.48                      (21.90%)              $       185
Year Ended 10/31/00                   $        40.09                        8.32%               $       409

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS:#
                                   -----------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                                               EXPENSES            INCOME (LOSS)
                                                           NET                  WITHOUT                  WITHOUT
                                                    INVESTMENT                 WAIVERS,                 WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
CAPITAL GROWTH FUND
Year Ended 12/31/04                    1.85%             (1.10%)                   1.88%                   (1.13%)         122%
Year Ended 12/31/03                    1.85%             (1.55%)                   1.96%                   (1.66%)          68%
Year Ended 12/31/02                    1.85%             (1.64%)                   1.89%                   (1.68%)          93%
11/1/01 Through 12/31/01^              1.85%             (0.93%)                   1.85%                   (0.93%)           2%
Year Ended 10/31/01                    1.85%             (0.97%)                   1.87%                   (0.99%)          43%(b)
Year Ended 10/31/00                    1.85%             (0.82%)                   1.85%                   (0.82%)          66%(b)

GROWTH AND INCOME FUND
Year Ended 12/31/04                    1.80%*             0.32%                    1.91%*                   0.21%           44%~
Year Ended 12/31/03                    1.80%*             0.32%                    2.00%*                   0.12%           37%~
Year Ended 12/31/02                    1.80%*             0.30%                    1.95%*                   0.15%           70%~
11/1/01 Through 12/31/01^              1.80%*             0.12%                    1.80%*                   0.12%            0%~
Year Ended 10/31/01                    1.80%*             0.10%                    1.82%*                   0.08%           12%~
Year Ended 10/31/00                    1.80%*            (0.27%)                   1.80%*                  (0.27%)          30%~

CLASS B SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                   $        16.01            (0.28)@           1.74              1.46
Year Ended 12/31/03                   $        11.63            (0.24)@           4.62              4.38
Year Ended 12/31/02                   $        15.16            (0.27)           (3.26)            (3.53)
11/1/01 Through 12/31/01^             $        13.72            (0.04)            1.48              1.44
Year Ended 10/31/01                   $        23.96            (0.23)           (6.63)            (6.86)
Year Ended 10/31/00                   $        15.71            (0.40)@           8.65              8.25

MID CAP GROWTH FUND
Year Ended 12/31/04                   $         4.77            (0.07)@           0.84              0.77
Year Ended 12/31/03                   $         3.49            (0.07)@           1.35              1.28
Year Ended 12/31/02                   $         4.99            (0.08)@          (1.42)            (1.50)
10/1/01 Through 12/31/01^^            $         4.22            (0.02)            0.79              0.77
Year Ended 9/30/01                    $        12.43            (0.07)@          (7.98)            (8.05)
10/29/99* Through 9/30/00             $        10.00            (0.17)            2.60              2.43

MID CAP VALUE FUND
Year Ended 12/31/04                   $        18.37            (0.06)@           3.66              3.60
Year Ended 12/31/03                   $        14.32            (0.03)@           4.19              4.16
Year Ended 12/31/02                   $        14.06            (0.04)@           0.31              0.27
10/1/01 Through 12/31/01^^            $        13.40            (0.01)@           1.47              1.46
4/30/01** Through 9/30/01             $        14.24               --@           (0.84)            (0.84)

                                              PER SHARE OPERATING PERFORMANCE:
                                      -------------------------------------------------
                                                    LESS DISTRIBUTIONS:
                                      -------------------------------------------------
                                           DIVIDENDS
                                            FROM NET     DISTRIBUTIONS
                                          INVESTMENT      FROM CAPITAL            TOTAL
                                              INCOME             GAINS    DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                               --                --               --
Year Ended 12/31/03                               --                --               --
Year Ended 12/31/02                               --                --               --
11/1/01 Through 12/31/01^                         --                --               --
Year Ended 10/31/01                               --              3.38             3.38
Year Ended 10/31/00                               --                --               --

MID CAP GROWTH FUND
Year Ended 12/31/04                               --                --               --
Year Ended 12/31/03                               --                --               --
Year Ended 12/31/02                               --                --               --
10/1/01 Through 12/31/01^^                        --                --               --
Year Ended 9/30/01                                --              0.16             0.16
10/29/99* Through 9/30/00                         --                --               --

MID CAP VALUE FUND
Year Ended 12/31/04                               --              0.31             0.31
Year Ended 12/31/03                               --              0.11             0.11
Year Ended 12/31/02                               --              0.01             0.01
10/1/01 Through 12/31/01^^                      0.05              0.75             0.80
4/30/01** Through 9/30/01                         --                --               --


  *  Commencement of operations.
 **  Commencement of offering of class of shares.
  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                      RETURN (1)(a)          (MILLIONS)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                   $        17.47                        9.12%               $        62
Year Ended 12/31/03                   $        16.01                       37.66%               $        63
Year Ended 12/31/02                   $        11.63                      (23.28%)              $        48
11/1/01 Through 12/31/01^             $        15.16                       10.50%               $        72
Year Ended 10/31/01                   $        13.72                      (31.02%)              $        67
Year Ended 10/31/00                   $        23.96                       52.51%               $       110

MID CAP GROWTH FUND
Year Ended 12/31/04                   $         5.54                       16.14%               $         3
Year Ended 12/31/03                   $         4.77                       36.68%               $         3
Year Ended 12/31/02                   $         3.49                      (30.06%)              $         3
10/1/01 Through 12/31/01^^            $         4.99                       18.25%               $         5
Year Ended 9/30/01                    $         4.22                      (65.30%)              $         6
10/29/99* Through 9/30/00             $        12.43                       24.31%               $        25

MID CAP VALUE FUND
Year Ended 12/31/04                   $        21.66                       19.60%               $       173
Year Ended 12/31/03                   $        18.37                       29.06%               $        68
Year Ended 12/31/02                   $        14.32                        1.94%               $        14
10/1/01 Through 12/31/01^^            $        14.06                       10.94%               $         3
4/30/01** Through 9/30/01             $        13.40                       (5.90%)              $         1

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS: #
                                   -----------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                           NET                 EXPENSES            INCOME (LOSS)
                                                    INVESTMENT         WITHOUT WAIVERS,         WITHOUT WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                    2.12%             (1.76%)                   2.23%                   (1.87%)         112%
Year Ended 12/31/03                    2.12%             (1.81%)                   2.35%                   (2.05%)          55%
Year Ended 12/31/02                    2.12%             (1.82%)                   2.32%                   (2.02%)          52%
11/1/01 Through 12/31/01^              2.12%             (1.83%)                   2.12%                   (1.83%)           8%
Year Ended 10/31/01                    2.13%             (1.75%)                   2.14%                   (1.76%)          57%
Year Ended 10/31/00                    2.20%             (1.69%)                   2.26%                   (1.75%)          87%

MID CAP GROWTH FUND
Year Ended 12/31/04                    2.05%             (1.31%)                   2.29%                   (1.55%)         118%
Year Ended 12/31/03                    2.05%             (1.75%)                   2.33%                   (2.03%)          69%
Year Ended 12/31/02                    2.05%             (1.85%)                   2.32%                   (2.12%)          39%
10/1/01 Through 12/31/01^^             2.05%             (1.53%)                   2.05%                   (1.53%)         135%
Year Ended 9/30/01                     2.00%             (1.22%)                   2.00%                   (1.22%)         159%
10/29/99* Through 9/30/00              1.86%             (1.38%)                   1.91%                   (1.43%)         147%

MID CAP VALUE FUND
Year Ended 12/31/04                    1.90%             (0.32%)                   2.10%                   (0.52%)          41%
Year Ended 12/31/03                    1.95%             (0.21%)                   2.19%                   (0.45%)          32%
Year Ended 12/31/02                    2.00%             (0.27%)                   2.49%                   (0.76%)          51%
10/1/01 Through 12/31/01^^             1.99%             (0.27%)                   4.47%!!                 (2.75%)          15%
4/30/01** Through 9/30/01              2.03%              0.01%                   16.00%!!                (13.96%)!!        98%

CLASS B SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/04                   $        22.34            (0.34)@           5.84              5.50
Year Ended 12/31/03                   $        16.50            (0.27)@           6.11              5.84
Year Ended 12/31/02                   $        20.26            (0.29)@          (3.34)            (3.63)
11/1/01 Through 12/31/01^             $        18.50            (0.05)@           1.81              1.76
Year Ended 10/31/01                   $        26.73            (0.09)           (4.25)            (4.34)
Year Ended 10/31/00                   $        22.06            (0.37)@           7.69              7.32

VALUE OPPORTUNITIES FUND
Year Ended 12/31/04                   $        16.45               .02@           2.64              2.66
Year Ended 12/31/03                   $        15.40             (.01)@           4.78              4.77
Year Ended 12/31/02                   $        20.86             (.08)@          (2.63)            (2.71)

                                              PER SHARE OPERATING PERFORMANCE:
                                      -------------------------------------------------
                                                    LESS DISTRIBUTIONS:
                                      -------------------------------------------------
                                           DIVIDENDS
                                            FROM NET     DISTRIBUTIONS
                                          INVESTMENT      FROM CAPITAL            TOTAL
                                              INCOME             GAINS    DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended 12/31/04                               --              3.83    $        3.83
Year Ended 12/31/03                               --                --               --
Year Ended 12/31/02                               --              0.13             0.13
11/1/01 Through 12/31/01^                         --                --               --
Year Ended 10/31/01                               --              3.89             3.89
Year Ended 10/31/00                               --              2.65             2.65

VALUE OPPORTUNITIES FUND
Year Ended 12/31/04                             (.02)            (2.32)            2.34
Year Ended 12/31/03                               --             (3.72)           (3.72)
Year Ended 12/31/02                               --             (2.75)           (2.75)


  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized for periods less than one year.

  #  Short periods have been annualized.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                      RETURN (1)(a)          (MILLIONS)
SMALL CAP EQUITY FUND
Year Ended 12/31/04                   $        24.01                       25.22%               $        17
Year Ended 12/31/03                   $        22.34                       35.39%               $        22
Year Ended 12/31/02                   $        16.50                      (17.94%)              $        23
11/1/01 Through 12/31/01^             $        20.26                        9.51%               $        42
Year Ended 10/31/01                   $        18.50                      (17.37%)              $        39
Year Ended 10/31/00                   $        26.73                       36.17%               $        57

VALUE OPPORTUNITIES FUND
Year Ended 12/31/04                   $        16.77                       16.14%               $      .384
Year Ended 12/31/03                   $        16.45                       31.56%               $      .098
Year Ended 12/31/02                   $        15.40                      (13.21%)              $      .014

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS:
                                   -----------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                                               EXPENSES            INCOME (LOSS)
                                                           NET                  WITHOUT                  WITHOUT
                                                    INVESTMENT                 WAIVERS,                 WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
SMALL CAP EQUITY FUND
Year Ended 12/31/04                    2.12%             (1.43%)                   2.12%                   (1.43%)          44%
Year Ended 12/31/03                    2.12%             (1.49%)                   2.21%                   (1.58%)          38%
Year Ended 12/31/02                    2.12%             (1.50%)                   2.16%                   (1.54%)          51%
11/1/01 Through 12/31/01^              2.12%             (1.55%)                   2.12%                   (1.55%)           6%
Year Ended 10/31/01                    2.13%             (1.54%)                   2.14%                   (1.55%)          47%
Year Ended 10/31/00                    2.17%             (1.50%)                   2.17%                   (1.50%)          75%

VALUE OPPORTUNITIES FUND
Year Ended 12/31/04                    2.26%               .15%                    2.41%                     .00%        40.64%
Year Ended 12/31/03                    2.14%              (.08%)                   2.38%                    (.32%)       60.83%
Year Ended 12/31/02                    2.45%              (.40%)                    N/A                      N/A         51.20%

CLASS B SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
DIVERSIFIED FUND
Year Ended 12/31/04                   $        12.79             0.08@            0.96              1.04
3/24/03** Through 12/31/03            $        10.77             0.03@            2.06              2.09

U.S. EQUITY FUND
Year Ended 12/31/04                   $         9.95               --+@           0.97              0.97
Year Ended 12/31/03                   $         7.58            (0.02)@           2.39              2.37
Year Ended 12/31/02                   $        10.43            (0.04)           (2.81)            (2.85)
9/10/01** Through 12/31/01            $         9.67            (0.01)@           0.79              0.78

                                                    PER SHARE OPERATING PERFORMANCE:
                                      --------------------------------------------------------------
                                                          LESS DISTRIBUTIONS:
                                      --------------------------------------------------------------
                                           DIVIDENDS
                                            FROM NET    DISTRIBUTIONS
                                          INVESTMENT     FROM CAPITAL    RETURN OF             TOTAL
                                              INCOME            GAINS      CAPITAL     DISTRIBUTIONS
DIVERSIFIED FUND
Year Ended 12/31/04                             0.11               --           --              0.11
3/24/03** Through 12/31/03                      0.07               --           --              0.07

U.S. EQUITY FUND
Year Ended 12/31/04                             0.02               --           --              0.02
Year Ended 12/31/03                               --+              --           --                --+
Year Ended 12/31/02                               --               --           --                --
9/10/01** Through 12/31/01                        --              0.02          --              0.02


 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
  +  Amount is less than $.005.

(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  #  Short periods have been annualized.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                      RETURN (a)(1)          (MILLIONS)
DIVERSIFIED FUND
Year Ended 12/31/04                   $        13.72                        8.16%               $        14
3/24/03** Through 12/31/03            $        12.79                       19.42%               $        14

U.S. EQUITY FUND
Year Ended 12/31/04                   $        10.90                        9.74%               $        25
Year Ended 12/31/03                   $         9.95                       31.29%               $        29
Year Ended 12/31/02                   $         7.58                      (27.31%)              $        11
9/10/01** Through 12/31/01            $        10.43                        8.07%               $        19

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS:
                                   -----------------------------------------------------------------------------
                                                                               EXPENSES           NET INVESTMENT
                                                           NET                  WITHOUT            INCOME (LOSS)
                                                    INVESTMENT                 WAIVERS,         WITHOUT WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
DIVERSIFIED FUND
Year Ended 12/31/04                    1.93%              0.63%                    2.13%                    0.43%          242%
3/24/03** Through 12/31/03             1.93%              0.35%                    2.20%                    0.08%          210%

U.S. EQUITY FUND
Year Ended 12/31/04                    1.75%              0.03%                    1.97%                   (0.19%)          82%
Year Ended 12/31/03                    1.75%             (0.20%)                   2.04%                   (0.49%)         101%
Year Ended 12/31/02                    1.75%             (0.40%)                   1.93%                   (0.58%)          83%
9/10/01** Through 12/31/01             1.75%             (0.40%)                   1.85%                   (0.50%)          48%

CLASS C SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
CAPITAL GROWTH FUND
Year Ended 12/31/04                   $        34.81            (0.40)@           6.00              5.60
Year Ended 12/31/03                   $        26.83            (0.47)@           9.85              9.38
Year Ended 12/31/02                   $        37.82            (0.53)@         (10.20)           (10.73)
11/1/01 Through 12/31/01^             $        33.38            (0.05)            4.49              4.44
Year Ended 10/31/01                   $        45.76            (0.37)@          (6.53)            (6.90)
Year Ended 10/31/00                   $        41.31            (0.35)@           9.71              9.36

GROWTH AND INCOME FUND
Year Ended 12/31/04                   $        27.74             0.10@            3.60              3.70
Year Ended 12/31/03                   $        22.19             0.08@            5.59              5.67
Year Ended 12/31/02                   $        27.47             0.08@           (5.06)            (4.98)
11/1/01 Through 12/31/01^             $        25.68             0.01             1.78              1.79
Year Ended 10/31/01                   $        39.10             0.05            (7.70)            (7.65)
Year Ended 10/31/00                   $        42.34            (0.11)@           3.18              3.07

                                              PER SHARE OPERATING PERFORMANCE:
                                      -------------------------------------------------
                                                    LESS DISTRIBUTIONS:
                                      -------------------------------------------------
                                           DIVIDENDS
                                            FROM NET     DISTRIBUTIONS
                                          INVESTMENT      FROM CAPITAL            TOTAL
                                              INCOME             GAINS    DISTRIBUTIONS
CAPITAL GROWTH FUND
Year Ended 12/31/04                               --             5.21             5.21
Year Ended 12/31/03                               --             1.40             1.40
Year Ended 12/31/02                               --             0.26             0.26
11/1/01 Through 12/31/01^                         --               --               --
Year Ended 10/31/01                               --             5.48             5.48
Year Ended 10/31/00                               --             4.91             4.91

GROWTH AND INCOME FUND
Year Ended 12/31/04                             0.11               --             0.11
Year Ended 12/31/03                             0.12               --             0.12
Year Ended 12/31/02                             0.09             0.21             0.30
11/1/01 Through 12/31/01^                         --               --               --
Year Ended 10/31/01                             0.07             5.70             5.77
Year Ended 10/31/00                               --             6.31             6.31



  ^  The Fund changed its fiscal year end from October 31 to December 31.

(1)  Total return figures do not include the effect of any deferred sales load.
(a)  Not annualized.
  @  Calculated based upon average shares outstanding.
  #  Short periods have been annualized.
(b) The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.
  *  Includes expenses allocated from the portfolio.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                      RETURN (1)(a)          (MILLIONS)
CAPITAL GROWTH FUND
Year Ended 12/31/04                   $        35.20                       16.32%               $         7
Year Ended 12/31/03                   $        34.81                       35.17%               $         4
Year Ended 12/31/02                   $        26.83                      (28.39%)              $         3
11/1/01 Through 12/31/01^             $        37.82                       13.30%               $         5
Year Ended 10/31/01                   $        33.38                      (16.30%)              $         4
Year Ended 10/31/00                   $        45.76                       25.25%               $         5

GROWTH AND INCOME FUND
Year Ended 12/31/04                   $        31.33                       13.38%               $         6
Year Ended 12/31/03                   $        27.74                       25.64%               $         6
Year Ended 12/31/02                   $        22.19                      (18.21%)              $         5
11/1/01 Through 12/31/01^             $        27.47                        6.97%               $         7
Year Ended 10/31/01                   $        25.68                      (21.89%)              $         7
Year Ended 10/31/00                   $        39.10                        8.31%               $         9
                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS:
                                   -----------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                                               EXPENSES            INCOME (LOSS)
                                                           NET                  WITHOUT                  WITHOUT
                                                    INVESTMENT                 WAIVERS,                 WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
CAPITAL GROWTH FUND
Year Ended 12/31/04                    1.85%             (1.09%)                   1.87%                   (1.11%)         122%
Year Ended 12/31/03                    1.85%             (1.55%)                   1.96%                   (1.66%)          68%
Year Ended 12/31/02                    1.85%             (1.63%)                   1.88%                   (1.66%)          93%
11/1/01 Through 12/31/01^              1.85%             (0.91%)                   1.85%                   (0.91%)           2%
Year Ended 10/31/01                    1.85%             (0.97%)                   1.87%                   (0.99%)          43%(b)
Year Ended 10/31/00                    1.85%             (0.82%)                   1.85%                   (0.82%)          66%(b)

GROWTH AND INCOME FUND
Year Ended 12/31/04                    1.80%*             0.34%                    1.91%*                   0.23%           44%~
Year Ended 12/31/03                    1.80%*             0.32%                    2.00%*                   0.12%           37%~
Year Ended 12/31/02                    1.80%*             0.31%                    1.94%*                   0.17%           70%~
11/1/01 Through 12/31/01^              1.80%*             0.12%                    1.80%*                   0.12%            0%~
Year Ended 10/31/01                    1.80%*             0.09%                    1.82%*                   0.07%           12%~
Year Ended 10/31/00                    1.80%*            (0.27%)                   1.80%*                  (0.27%)          30%~

CLASS C SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                   $        15.98            (0.28)@           1.74              1.46
Year Ended 12/31/03                   $        11.61            (0.25)@           4.62              4.37
Year Ended 12/31/02                   $        15.13            (0.21)           (3.31)            (3.52)
11/1/01 Through 12/31/01^             $        13.70            (0.04)            1.47              1.43
Year Ended 10/31/01                   $        23.93            (0.23)           (6.62)            (6.85)
Year Ended 10/31/00                   $        15.69            (0.35)@           8.59              8.24

MID CAP VALUE FUND
Year Ended 12/31/04                   $        18.41            (0.06)@           3.66              3.60
Year Ended 12/31/03                   $        14.35            (0.03)@           4.20              4.17
Year Ended 12/31/02                   $        14.09            (0.04)@           0.31              0.27
10/1/01 Through 12/31/01^^            $        13.41            (0.01)@           1.48              1.47
4/30/01** Through 9/30/01             $        14.24                --@          (0.83)            (0.83)

                                              PER SHARE OPERATING PERFORMANCE:
                                      -------------------------------------------------
                                                    LESS DISTRIBUTIONS:
                                      -------------------------------------------------
                                           DIVIDENDS
                                            FROM NET     DISTRIBUTIONS
                                          INVESTMENT      FROM CAPITAL            TOTAL
                                              INCOME             GAINS    DISTRIBUTIONS
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                               --                --               --
Year Ended 12/31/03                               --                --               --
Year Ended 12/31/02                               --                --               --
11/1/01 Through 12/31/01^                         --                --               --
Year Ended 10/31/01                               --              3.38             3.38
Year Ended 10/31/00                               --                --               --

MID CAP VALUE FUND
Year Ended 12/31/04                               --              0.31             0.31
Year Ended 12/31/03                               --(b)           0.11             0.11
Year Ended 12/31/02                               --              0.01             0.01
10/1/01 Through 12/31/01^^                      0.04              0.75             0.79
4/30/01** Through 9/30/01                         --                --               --


 **  Commencement of offering of class of shares.
  ^  The Fund changed its fiscal year end from October 31 to December 31.
 ^^  The Fund changed its fiscal year end from September 30 to December 31.
  @  Calculated based upon average shares outstanding.
(b)  Amount is less than .005.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                      RETURN (1)(a)          (MILLIONS)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                   $        17.44                        9.14%               $        34
Year Ended 12/31/03                   $        15.98                       37.64%               $        23
Year Ended 12/31/02                   $        11.61                      (23.26%)              $        10
11/1/01 Through 12/31/01^             $        15.13                       10.44%               $        11
Year Ended 10/31/01                   $        13.70                      (31.02%)              $        10
Year Ended 10/31/00                   $        23.93                       52.52%               $        14

MID CAP VALUE FUND
Year Ended 12/31/04                   $        21.70                       19.56%               $       483
Year Ended 12/31/03                   $        18.41                       29.09%               $       103
Year Ended 12/31/02                   $        14.35                        1.94%               $         9
10/1/01 Through 12/31/01^^            $        14.09                       11.05%               $         3
4/30/01** Through 9/30/01             $        13.41                       (5.83%)              $         2

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS:
                                   -----------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                           NET                 EXPENSES            INCOME (LOSS)
                                                    INVESTMENT         WITHOUT WAIVERS,         WITHOUT WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                    2.12%             (1.76%)                   2.23%                   (1.87%)         112%
Year Ended 12/31/03                    2.12%             (1.82%)                   2.35%                   (2.04%)          55%
Year Ended 12/31/02                    2.12%             (1.82%)                   2.32%                   (2.02%)          52%
11/1/01 Through 12/31/01^              2.12%             (1.83%)                   2.12%                   (1.83%)           8%
Year Ended 10/31/01                    2.13%             (1.76%)                   2.14%                   (1.77%)          57%
Year Ended 10/31/00                    2.20%             (1.69%)                   2.26%                   (1.75%)          87%

MID CAP VALUE FUND
Year Ended 12/31/04                    1.90%             (0.31%)                   2.10%                   (0.51%)          41%
Year Ended 12/31/03                    1.95%             (0.19%)                   2.19%                   (0.43%)          32%
Year Ended 12/31/02                    2.00%             (0.28%)                   2.51%                   (0.79%)          51%
10/1/01 Through 12/31/01^^             1.99%             (0.30%)                   4.48%!!                 (2.79%)          15%
4/30/01** Through 9/30/01              2.04%              0.03%                   15.95%!!                (13.88%)!!        98%

CLASS C SHARES


                                                        PER SHARE OPERATING PERFORMANCE:
                                      ------------------------------------------------------------------
                                                                 INCOME FROM INVESTMENT OPERATIONS:
                                                           ---------------------------------------------
                                                                             NET GAINS
                                                                          OR LOSSES ON
                                           NET ASSET              NET       SECURITIES
                                              VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                           BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                           OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
DIVERSIFIED FUND
Year Ended 12/31/04                   $        12.80             0.08@            0.95              1.03
3/24/03** Through 12/31/03            $        10.77             0.03@            2.07              2.10

U.S. EQUITY FUND
Year Ended 12/31/04                   $         9.95               --+@           0.97              0.97
Year Ended 12/31/03                   $         7.58            (0.02)@           2.39              2.37
Year Ended 12/31/02                   $        10.44            (0.05)           (2.81)            (2.86)
9/10/01** Through 12/31/01            $         9.67            (0.01)@           0.80              0.79
                                                    PER SHARE OPERATING PERFORMANCE:
                                      --------------------------------------------------------------
                                                          LESS DISTRIBUTIONS:
                                      --------------------------------------------------------------
                                           DIVIDENDS
                                            FROM NET    DISTRIBUTIONS
                                          INVESTMENT     FROM CAPITAL    RETURN OF             TOTAL
                                              INCOME            GAINS      CAPITAL     DISTRIBUTIONS
DIVERSIFIED FUND
Year Ended 12/31/04                             0.11               --           --              0.11
3/24/03** Through 12/31/03                      0.07               --           --              0.07

U.S. EQUITY FUND
Year Ended 12/31/04                             0.02               --           --              0.02
Year Ended 12/31/03                               --+              --           --                --+
Year Ended 12/31/02                               --               --           --                --
9/10/01** Through 12/31/01                        --             0.02           --              0.02


 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than $.005.
(a)  Not annualized for periods less than one year.
(1) Total return figures do not include the effect of any front-end or deferred sales load.

  #  Short periods have been annualized.

                                           PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                                      ------------------------------------------        -------------------------
                                                                                                NET ASSETS,
                                           NET ASSET                                                 END OF
                                          VALUE, END                       TOTAL                     PERIOD
                                           OF PERIOD                     RETURN (a)(1)           (MILLIONS)
DIVERSIFIED FUND
Year Ended 12/31/04                   $        13.72                        8.10%               $         1
3/24/03** Through 12/31/03            $        12.80                       19.48%               $         1

U.S. EQUITY FUND
Year Ended 12/31/04                   $        10.90                        9.74%               $         4
Year Ended 12/31/03                   $         9.95                       31.29%               $         5
Year Ended 12/31/02                   $         7.58                      (27.37%)              $         1
9/10/01** Through 12/31/01            $        10.44                        8.18%               $         1

                                                                     RATIOS/SUPPLEMENTAL DATA:
                                   -------------------------------------------------------------------------------------------
                                                           RATIOS TO AVERAGE NET ASSETS:#
                                   -----------------------------------------------------------------------------
                                                                                                  NET INVESTMENT
                                                           NET                 EXPENSES            INCOME (LOSS)
                                                    INVESTMENT         WITHOUT WAIVERS,         WITHOUT WAIVERS,     PORTFOLIO
                                        NET             INCOME           REIMBURSEMENTS           REIMBURSEMENTS      TURNOVER
                                   EXPENSES             (LOSS)     AND EARNINGS CREDITS     AND EARNINGS CREDITS          RATE (a)
DIVERSIFIED FUND
Year Ended 12/31/04                    1.93%              0.65%                    2.13%                    0.45%          242%
3/24/03** Through 12/31/03             1.93%              0.36%                    2.20%                    0.09%          210%

U.S. EQUITY FUND
Year Ended 12/31/04                    1.75%              0.04%                    1.96%                   (0.17%)          82%
Year Ended 12/31/03                    1.75%             (0.20%)                   2.04%                   (0.49%)         101%
Year Ended 12/31/02                    1.75%             (0.42%)                   1.93%                   (0.60%)          83%
9/10/01** Through 12/31/01             1.75%             (0.39%)                   1.85%                   (0.49%)          48%

APPENDIX A -- LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
      THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a

Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

REDUCED RATE FUND


FUND                            CLASS     NET EXPENSE RATIO    GROSS EXPENSE RATIO
----                           -------   -------------------   -------------------
JPMorgan U.S. Equity Fund      Class A          1.05%                 1.41%
                               Class B          1.57%                 1.92%
                               Class C          1.57%                 1.91%


NON-REDUCED RATE FUND


FUND                            CLASS     NET EXPENSE RATIO    GROSS EXPENSE RATIO
----                           -------   -------------------   -------------------
JPMorgan Diversified Fund      Class A          1.14%                 1.58%
                               Class B          1.65%                 2.08%
                               Class C          1.65%                 2.08%


A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:


- On May 1, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;


-    Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-    There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


JPMORGAN U.S. EQUITY FUND



                                        CLASS A
                   -------------------------------------------------
                                 GROSS            NET         NET
                    ANNUAL     CUMULATIVE     CUMULATIVE     ANNUAL
PERIOD ENDED         COSTS       RETURN         RETURN       RETURN
------------       --------   -----------    -----------    --------
April 30, 2006     $    626          5.00%          3.95%       3.95%
April 30, 2007     $    141         10.25%          7.68%       3.59%
April 30, 2008     $    147         15.76%         11.54%       3.59%
April 30, 2009     $    152         21.55%         15.55%       3.59%
April 30, 2010     $    157         27.63%         19.70%       3.59%
April 30, 2011     $    163         34.01%         23.99%       3.59%
April 30, 2012     $    169         40.71%         28.44%       3.59%
April 30, 2013     $    175         47.75%         33.06%       3.59%
April 30, 2014     $    181         55.13%         37.83%       3.59%
April 30, 2015     $    187         62.89%         42.78%       3.59%



                                      CLASS B(1)
                   -------------------------------------------------
                                 GROSS            NET         NET
                    ANNUAL     CUMULATIVE     CUMULATIVE     ANNUAL
PERIOD ENDED         COSTS       RETURN         RETURN       RETURN
------------       --------   -----------    -----------    --------
April 30, 2006     $    160          5.00%          3.43%       3.43%
April 30, 2007     $    202         10.25%          6.62%       3.08%
April 30, 2008     $    208         15.76%          9.90%       3.08%
April 30, 2009     $    214         21.55%         13.28%       3.08%
April 30, 2010     $    221         27.63%         16.77%       3.08%
April 30, 2011     $    220         34.01%         20.37%       3.08%
April 30, 2012     $    235         40.71%         24.08%       3.08%
April 30, 2013     $    242         47.75%         27.90%       3.08%
April 30, 2014     $    184         55.13%         32.49%       3.59%
April 30, 2015     $    190         62.89%         37.25%       3.59%


----------

(1)  Class B shares automatically convert to Class A shares after eight years.

                                        CLASS C
                   -------------------------------------------------
                                 GROSS            NET         NET
                    ANNUAL     CUMULATIVE     CUMULATIVE     ANNUAL
PERIOD ENDED         COSTS       RETURN         RETURN       RETURN
------------       --------   -----------    -----------    --------
April 30, 2006     $    160          5.00%          3.43%       3.43%
April 30, 2007     $    201         10.25%          6.83%       3.09%
April 30, 2008     $    207         15.76%          9.92%       3.09%
April 30, 2009     $    213         21.55%         13.32%       3.09%
April 30, 2010     $    220         27.63%         16.82%       3.09%
April 30, 2011     $    227         34.01%         20.43%       3.09%
April 30, 2012     $    234         40.71%         24.15%       3.09%
April 30, 2013     $    241         47.75%         27.89%       3.09%
April 30, 2014     $    248         55.13%         31.94%       3.09%
April 30, 2015     $    256         62.89%         36.02%       3.09%



JPMORGAN DIVERSIFIED FUND



                                        CLASS A
                   -------------------------------------------------
                                 GROSS            NET         NET
                    ANNUAL     CUMULATIVE     CUMULATIVE     ANNUAL
PERIOD ENDED         COSTS       RETURN         RETURN       RETURN
------------       --------   -----------    -----------    --------
April 30, 2006     $    635          5.00%          3.86%       3.86%
April 30, 2007     $    158         10.25%          7.41%       3.42%
April 30, 2008     $    164         15.76%         11.08%       3.42%
April 30, 2009     $    169         21.55%         14.88%       3.42%
April 30, 2010     $    175         27.63%         18.81%       3.42%
April 30, 2011     $    181         34.01%         22.87%       3.42%
April 30, 2012     $    187         40.71%         27.07%       3.42%
April 30, 2013     $    193         47.75%         31.42%       3.42%
April 30, 2014     $    200         55.13%         35.91%       3.42%
April 30, 2015     $    207         62.89%         40.56%       3.42%



                                      CLASS B(1)
                   -------------------------------------------------
                                 GROSS            NET         NET
                    ANNUAL     CUMULATIVE     CUMULATIVE     ANNUAL
PERIOD ENDED         COSTS       RETURN         RETURN       RETURN
------------       --------   -----------    -----------    --------
April 30, 2006     $    168          5.00%          3.35%       3.35%
April 30, 2007     $    218         10.25%          6.37%       2.92%
April 30, 2008     $    225         15.76%          9.47%       2.92%
April 30, 2009     $    231         21.55%         12.67%       2.92%
April 30, 2010     $    238         27.63%         15.96%       2.92%
April 30, 2011     $    245         34.01%         19.35%       2.92%
April 30, 2012     $    252         40.71%         22.83%       2.82%
April 30, 2013     $    259         47.75%         26.42%       2.92%
April 30, 2014     $    203         55.13%         30.74%       3.42%
April 30, 2015     $    210         62.89%         35.21%       3.42%


----------

(1)  Class B shares automatically convert to Class A shares after eight years.

                                        CLASS C
                   -------------------------------------------------
                                 GROSS            NET         NET
                    ANNUAL     CUMULATIVE     CUMULATIVE     ANNUAL
PERIOD ENDED         COSTS       RETURN         RETURN       RETURN
------------       --------   -----------    -----------    --------
April 30, 2006     $    168          5.00%          3.35%       3.35%
April 30, 2007     $    218         10.25%          6.37%       2.92%
April 30, 2008     $    225         15.76%          8.47%       2.92%
April 30, 2009     $    231         21.55%         12.07%       2.92%
April 30, 2010     $    238         27.63%         15.96%       2.92%
April 30, 2011     $    245         34.01%         19.35%       2.92%
April 30, 2012     $    252         40.71%         22.83%       2.92%
April 30, 2013     $    259         47.75%         26.42%       2.92%
April 30, 2014     $    267         55.13%         30.11%       2.92%
April 30, 2015     $    275         62.09%         33.91%       2.92%

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except Mid Cap Growth Fund, Mid Cap Value Fund and Value Opportunities Fund, is 811-21295

Investment Company Act File No. for Mid Cap Growth Fund is 811-5526

Investment Company Act File No. for Mid Cap Value Fund is 811-8189

Investment Company Act File No. for Value Opportunities Fund is 811-4321


(C) JPMorgan Chase & Co. All Rights Reserved. May 2005


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-EQABC-505

PROSPECTUS MAY 1, 2005


JPMORGAN
U.S. EQUITY
FUNDS
SELECT CLASS SHARES

CAPITAL GROWTH FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
GROWTH AND INCOME FUND

INTREPID AMERICA FUND
INTREPID CONTRARIAN FUND
INTREPID GROWTH FUND
INTREPID VALUE FUND

MID CAP EQUITY FUND
MID CAP VALUE FUND

SMALL CAP CORE FUND

SMALL CAP EQUITY FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND

VALUE ADVANTAGE FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Capital Growth Fund                                               1

Disciplined Equity Fund                                           7

Diversified Fund                                                 13

Dynamic Small Cap Fund                                           20

Growth and Income Fund                                           26

Intrepid America Fund                                            32

Intrepid Contrarian Fund                                         38

Intrepid Growth Fund                                             44

Intrepid Value Fund                                              50

Mid Cap Equity Fund                                              56

Mid Cap Value Fund                                               62

Small Cap Core Fund                                              68

Small Cap Equity Fund                                            74

U.S. Equity Fund                                                 80

U.S. Small Company Fund                                          86

Value Advantage Fund                                             92

The Funds' Management and Administration                         97

How to Do Business with the Funds                               101

    Purchasing Fund Shares                                      101

    Exchanging Fund Shares                                      106

    Redeeming Fund Shares                                       106

Shareholder Information                                         109

    Distributions and Taxes                                     109

    Availability of Proxy Voting Record                         109

    Portfolio Holdings Disclosure                               110

Risk and Reward Elements                                        111

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates              117

Financial Highlights                                            118

Appendix A - Legal Proceedings and Additional Fee
and Expense Information                                         130

How To Reach Us                                          BACK COVER

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
111-116.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a philosophy that emphasizes investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the

Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,(1)

1995      22.24%
1996      24.64%
1997      23.88%
1998       5.93%
1999      13.23%
2000      14.60%
2001      -3.76%
2002     -27.71%
2003      36.64%
2004      17.37%

BEST QUARTER 4th quarter, 1998                                             17.56%
WORST QUARTER 3rd quarter, 1998                                           -19.49%


* The Fund's performance for the period before the Select Class Shares were launched on 1/25/96 is based on the performance of the Fund's Class A Shares which invest in the same portfolio of securities, but which are not being offered in this prospectus.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                              PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                 17.37            5.04            11.21

Return After Taxes on Distributions                                 14.85            3.87             9.24

Return After Taxes on Distributions and Sale of Fund Shares         13.46            3.98             9.00
----------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 15.48           (3.36)           11.23
----------------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                   14.07           (6.06)            9.68

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.40
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.60
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.25
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.32)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.93


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.93% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                                      1 YEAR      3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                              95          365             656            1,483

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
111-116.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor's Corporation (S&P) 500 Index.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than 1other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998      31.98%
1999      18.02%
2000     -11.11%
2001     -12.14%
2002     -24.98%
2003      29.45%
2004      11.03%

BEST QUARTER 4th quarter, 1998                                             22.83%
WORST QUARTER 3rd quarter, 2001                                           -15.97%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 12/31/97 to 9/10/01. Returns for the period 1/3/97 (commencement of operations) to 12/31/97 reflect the performance of the institutional feeder (whose investment program was identical to that of the Select Class Shares). During this period the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than the institutional feeder.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                              PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                 11.03           (3.38)            7.12

Return After Taxes on Distributions                                 10.81           (3.72)            6.64

Return After Taxes on Distributions and Sale of Fund Shares          7.44           (3.02)            5.96
----------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 10.88           (2.30)            7.24
----------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    8.30           (2.29)            6.08

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is from 1/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.23
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                          0.73


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. For the period ended 12/31/04, net expenses of the Select Class Shares were 0.63%.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  total annual operating expenses.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                                      1 YEAR      3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                             75           233             406              906

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
111-116.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

-  52% medium- and large-cap U.S. equity securities

-  35% U.S. and foreign fixed income investments

-  10% foreign equity securities

-  3% small-cap U.S. equity securities

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The adviser, JPMIM, may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).


At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.


BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) (10%) indexes.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995      26.47%
1996      13.42%
1997      18.47%
1998      18.29%
1999      13.87%
2000      -4.24%
2001      -5.89%
2002     -13.22%
2003      20.90%
2004       9.28%

BEST QUARTER 4th quarter, 1998                                             13.39%
WORST QUARTER 3rd quarter, 2002                                           -11.01%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/95 to 9/10/01.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                              PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                  9.28            0.66             8.99

Return After Taxes on Distributions                                  8.85           (0.24)            7.39

Return After Taxes on Distributions and Sale of Fund Shares          6.26            0.04             6.92
----------------------------------------------------------------------------------------------------------
FUND BENCHMARK
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  9.80            1.91            10.26
----------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 10.88           (2.30)           12.07
----------------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    8.98            2.95             9.44

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Class before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.55
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.26
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.06
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.17)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.89


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.89% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                                      1 YEAR      3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                              91          320             568            1,279

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
111-116.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of Russell 2000(R) Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trust (REITs) depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.


WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index and the Russell 2000(R) Growth Index, each a broad-based index, and Lipper Small-Cap Growth Funds Index, a broad-based index. In the past, the Fund has compared its performance to the S&P SmallCap 600/BARRA Growth Index, but will now compare its performance to the Russell 2000(R) Growth Index. The adviser believes that the Russell 2000(R) Growth Index is more appropriate because it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998                                                                      13.46%
1999                                                                      30.19%
2000                                                                      11.91%
2001                                                                     -13.92%
2002                                                                     -22.47%
2003                                                                      39.04%
2004                                                                      10.27%

BEST QUARTER 4th quarter, 1999                                            24.06%
WORST QUARTER 1st quarter, 2001                                          -20.75%


* The Fund's performance for the period before the Select Class Shares were launched on 4/5/99 is based on the performance of the Fund's Class A Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                              PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                 10.27            2.75            11.31

Return After Taxes on Distributions                                 10.27            1.97            10.75

Return After Taxes on Distributions and Sale of Fund Shares          6.68            2.05             9.81
----------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 14.31           (3.57)            3.94
----------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 22.01            7.11             9.18
----------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                   10.78           (1.51)            7.23

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 5/19/97. Performance for the indexes is from 5/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.65
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.37
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.27
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.17)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.10


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses of 1.10% through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                                      1 YEAR      3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION                              112          386             681            1,519

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
111-116.


THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long-term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. The adviser applies a "bottom-up" approach when constructing the Fund's portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund's investments are subject to extensive financial analysis and a disciplined valuation process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth and income potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995      27.55%
1996      19.86%
1997      30.07%
1998      14.50%
1999       8.52%
2000       0.86%
2001     -11.81%
2002     -17.47%
2003      26.78%
2004      14.42%

BEST QUARTER 2nd quarter, 2003                                             17.82%
WORST QUARTER 3rd quarter, 2002                                           -17.98%


* The Fund's performance for the period before the Select Class Shares were launched on 1/24/96 is based on the performance of the Fund's Class A Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus.


(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                              PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                 14.42            1.27            10.16

Return After Taxes on Distributions                                 14.23            0.33             8.11

Return After Taxes on Distributions and Sale of Fund Shares          9.61            0.72             8.04
----------------------------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 15.71            2.48            12.24
----------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                   11.99            1.42            11.28

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.40
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           1.61
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             2.26
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (1.36)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.90



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.90% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                                      1 YEAR      3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                              92          575           1,086            2,489

JPMORGAN INTREPID AMERICA FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
111-116.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes have strong growth potential and/or are undervalued. The Fund combines a "growth" style strategy, which focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term time horizon with a "value" style strategy, which focuses on identifying securities that have a market price below what JPMIM believes they are worth.

JPMIM applies an active equity management style to identify growth-oriented companies with momentum, earnings growth potential and other characteristics consistent with growth investing and value-oriented companies on the basis of valuation multiples and other characteristics consistent with value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the criteria listed above or if it believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest all of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe on the basis of value and momentum factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and its share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment in large- and mid-capitalization companies that seek capital growth

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past one year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 1000 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)



2004      12.68%



BEST QUARTER 4th quarter, 2004                                             11.38%
WORST QUARTER 2nd quarter, 2004                                            -0.88%



(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR THE PERIOD ENDED DECEMBER 31, 2004



                                                                              PAST 1 YEAR    LIFE OF FUND(1),(2)
----------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                                 12.68                  28.56

Return After Taxes on Distributions                                                 12.51                  27.18

Return After Taxes on Distributions and Sale of Fund Shares                          8.33                  23.82
----------------------------------------------------------------------------------------------------------------
RUSSELL 1000 INDEX(R)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 11.40                  25.04
----------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                    8.29                  20.45



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 2/28/03.

(2) Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                             0.65
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.26
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.16
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.16)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment

-  5% return each year, and

-  net expenses through 4/30/06, and total operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                                      1 YEAR      3 YEARS         5 YEARS         10 YEARS
----------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                             102          353             623            1,395

JPMORGAN INTREPID CONTRARIAN FUND
  (formerly JPMorgan Intrepid Investor Fund)

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
111-116.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments across all market capitalizations. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks of companies that the adviser believes are trading at a price significantly below what the adviser believes they are worth relative to companies in their sectors but have improving business fundamentals and other indicators which may provide the opportunity to realize their value.

JPMIM applies an active equity management style to identify undervalued companies, significant earnings growth potential and overall financial strength. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 3000(R) Index. JPMIM applies an active equity management style to indentify deep value companies on characteristics consistent with contrarian investing.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest any amount of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. Stocks in the Fund's investment universe are screened on contrarian measure including, but not limited to, long-term underperformance and quantitatively ranked on value and momentum factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with relatively more attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although the Fund may invest across all market capitalizations, the Fund's risks increase as it invests more heavily in small-capitalization companies and its share price changes may become more sudden or erratic. The securities of small-capitalization companies are likely to fluctuate more dramatically than an investment in larger companies and the securities of smaller companies trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller capitalization companies may have limited product lines, markets or financial resources, and they may depend on a smaller management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund, invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage
Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be risker than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment across all market capitalizations to seek capital appreciation

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past one year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 3000 Index, a broad-based securities market index, and the Lipper Multi-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


2004     16.01%


BEST QUARTER 4th quarter, 2004                                             10.85%
WORST QUARTER 2nd quarter, 2004                                            -0.42%



(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR THE PERIOD ENDED DECEMBER 31, 2004



                                                                         PAST 1 YEAR     LIFE OF FUND(1),(2)
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                            16.01                   30.33

Return After Taxes on Distributions                                            15.71                   29.44

Return After Taxes on Distributions and Sale of Fund Shares                    10.56                   25.72
------------------------------------------------------------------------------------------------------------
RUSSELL 3000 INDEX(R)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                            11.95                   26.07
------------------------------------------------------------------------------------------------------------
LIPPER MULTI-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                              12.39                   25.99



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 2/28/03.

(2) Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                                      0.65
DISTRIBUTION (RULE 12b-1) FEES                                                       NONE
SHAREHOLDER SERVICE FEES                                                             0.25
OTHER EXPENSES(1)                                                                    0.82
-----------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                      1.72
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                           (0.72)
-----------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                      1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.



                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                102                 472                 866                1,970

JPMORGAN INTREPID GROWTH FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
111-116.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes have strong growth potential. A "growth" style strategy focuses on identifying securities that JPMIM believes have above-average growth potential over a long-term investment horizon and momentum signalling the opportunity for capital appreciation.

JPMIM applies an active equity management style to identify growth-oriented companies with earnings momentum, growth potential, and other characteristics consistent with growth investing. Sector by sector, the Fund may overweight its holdings of securities relative to those of the Russell 1000(R) Growth Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the growth criteria listed above or if it believes that more attractive opportunities are available.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, real estate investment trusts (REITs) (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions or during periods of unusual circumstances, the Fund may invest any amount of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe on the basis of growth, momentum and value factors. Momentum is captured by factors such as relative price strength and earnings revisions, while value is measured by valuation multiples. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible and debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund, invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest, and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment in large- and mid-capitalization companies that seek capital growth

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past one year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 1000 Growth Index, a broad-based securities market index and the Lipper Large-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


2004    10.45%


BEST QUARTER 4th quarter, 2004                  10.57%
WORST QUARTER 3rd quarter, 2004                 -3.32%



(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR THE PERIOD ENDED DECEMBER 31, 2004



                                                                                PAST 1 YEAR    LIFE OF FUND(1),(2)
------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                                   10.45                  24.82

Return After Taxes on Distributions                                                    6.85                  21.72

Return After Taxes on Distributions and Sale of Fund Shares                            7.65                  19.73
------------------------------------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(R)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                    6.30                  21.08
------------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                      7.45                  20.69



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 2/28/03.

(2) Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                                       0.65
DISTRIBUTION (RULE 12b-1) FEES                                                        NONE
SHAREHOLDER SERVICE FEES                                                              0.25
OTHER EXPENSES(1)                                                                     1.67
------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                       2.57
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                            (1.57)
------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                       1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                102                 650               1,224                2,787

JPMORGAN INTREPID VALUE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
111-116.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large- and mid-capitalization companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large-capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid-capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.

Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund's adviser, JPMIM believes such companies offer attractive opportunities.

The Fund invests in a broad portfolio of common stocks that the adviser believes are undervalued. A "value" style strategy focuses on identifying securities that have a market price below what JPMIM believes they are worth with the long-term potential to realize their value.

JPMIM applies an active equity management style to identify value-oriented companies on the basis of valuation multiples and other characteristics consistent with value investing. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000(R) Value Index. The adviser will try to identify companies which are determined to be undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, REITs (pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate), convertible securities, depositary receipts and warrants to purchase common stocks.

The Fund may invest in shares of exchange traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Convertible securities, which generally pay interest or dividends, can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity investments, under normal market conditions, it may also invest up to 20% of its Assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or political conditions, the Fund may invest any amount of its Assets in U.S. government securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations. The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser adheres to a disciplined process for stock selection and portfolio construction. A proprietary multi-factor model is used to quantitatively rank stocks in the Fund's investment universe on the basis of value and momentum factors. Value is measured by valuation multiples, while momentum is captured by factors such as relative price strength and earnings revisions. Stocks held in the Fund that have become over-valued and/or whose momentum has deteriorated materially may trigger a sell signal. Stocks that are sold are generally replaced with the most attractive stocks, on the basis of proprietary quantitative rankings, that also contribute favorably to the risk exposures of the entire portfolio.

The portfolio construction process controls for sector and industry weights, turnover, number of stocks held, and position size. Risk or factor exposures are actively managed through portfolio construction.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of companies selected for the Fund's portfolio.

Although, the Fund may invest in large- and mid-capitalization companies, the Fund's risks increase as it invests more heavily in mid-capitalization companies and share price changes may become more sudden or more erratic. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by the management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund, invests a substantial portion of its assets in money market instruments, repurchase agreements or U.S. government securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest, and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment in large- and mid-capitalization companies that seek capital appreciation

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the past one year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares the performance to the Russell 1000 Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS(1)


2004    17.51%


BEST QUARTER 4th quarter, 2004          10.25%
WORST QUARTER 2nd quarter, 2004         -0.68%



(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR THE PERIOD ENDED DECEMBER 31, 2004



                                                                                PAST 1 YEAR     LIFE OF FUND(1),(2)
-------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                                   17.51                   30.97

Return After Taxes on Distributions                                                   15.88                   28.67

Return After Taxes on Distributions and Sale of Fund Shares                           11.90                   25.48
-------------------------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(R)^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                   16.49                   29.00
-------------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                     12.00                   25.03



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1)  The Fund commenced operations on 2/28/03.

(2) Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund's performance may have been impacted.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                                       0.65
DISTRIBUTION (RULE 12b-1) FEES                                                        NONE
SHAREHOLDER SERVICE FEES                                                              0.25
OTHER EXPENSES(1)                                                                     1.13
------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                       2.03
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                            (1.03)
------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                       1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of the Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment

-  5% return each year, and

-  net expenses through 4/30/06, and total operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                102                 537                 998                2,276

JPMORGAN MID CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
111-116.


THE FUND'S OBJECTIVE
The Fund's objective is long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. The adviser emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the

Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995    24.68%
1996     7.41%
1997    15.01%
1998    16.23%
1999    25.06%
2000    14.74%
2001    -3.96%
2002   -13.39%
2003    32.29%
2004    19.36%

BEST QUARTER 4th quarter, 1998          22.51%
WORST QUARTER 3rd quarter, 1998        -19.48%

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   19.36            8.54            12.93

Return After Taxes on Distributions                                   17.04            6.87              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares           14.60            6.76              N/A(1)
------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   20.22            7.59            14.50
------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     15.44            5.65            12.63

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                                       0.65
DISTRIBUTION (RULE 12b-1) FEES                                                        NONE
SHAREHOLDER SERVICE FEE                                                               0.25
OTHER EXPENSES(1)                                                                     0.19
------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                       1.09
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                            (0.09)
------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                       1.00

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. For the period ended 12/31/04, net expenses of the Select Class Shares were 0.90%.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns for Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                102                 338                 592                1,321

JPMORGAN MID CAP VALUE FUND


Currently, the Fund is publicly offered on a limited basis. (Please see "Purchasing Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
111-116.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.


Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser, JPMIM, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success.

Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell Midcap(R) Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    19.77%
1999    13.87%
2000    35.28%
2001     9.91%
2002     2.90%
2003    30.34%
2004    20.67%

BEST QUARTER 4th quarter, 1998          17.96%
WORST QUARTER 3rd quarter, 1998        -11.06%


* The Select Class Shares were launched on 10/31/01. The Fund's performance from 11/13/97 (commencement of operations) to 10/31/01 (for the table) and from 11/13/97 through 12/31/01 (for the bar chart) is based on the performance of the Fund's Institutional Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                                PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   20.67           19.19            18.92

Return After Taxes on Distributions                                   20.21           18.01            16.57

Return After Taxes on Distributions and Sale of Fund Shares           13.69           16.22            15.26
------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   23.71           13.48            10.67
------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     19.53           10.87             9.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 11/13/97. Performance for the indexes is from 11/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                       0.65
DISTRIBUTION (RULE 12b-1) FEES                                                        NONE
SHAREHOLDER SERVICE FEES                                                              0.25
OTHER EXPENSES(1)                                                                     0.20
------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                       1.10
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                            (0.10)
------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                       1.00


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses of 1.00% through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                102                 340                 597                1,331

JPMORGAN SMALL CAP CORE FUND
  (formerly JPmorgan Trust Small Cap Equity Fund)

Currently, the Fund is publicly offered on a limited basis. (Please see "Purchasing Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
111-116.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of Russell 2000(R) Index. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

Although the Fund intends to invest primarily in equity securities, under normal circumstances, it may invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Investing a substantial portion of its assets in money market instruments and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its Assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Index and the Russell 2000(R) Index, each a broad-based index, and Lipper Small-Cap Core Funds Index, a broad-based index. In the past, the Fund has compared its performance to the S&P SmallCap 600/BARRA Index, but will now compare its performance to the Russell 2000(R) Index. The adviser believes that the Russell 2000(R) Index is more appropriate because it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]


YEAR-BY-YEAR RETURNS*,(1)


1995     19.86%
1996     15.86%
1997     17.67%
1998      3.41%
1999     -3.55%
2000     11.74%
2001     -4.36%
2002    -16.94%
2003     35.20%
2004     22.31%


BEST QUARTER 2nd quarter, 1997           17.21%
WORST QUARTER 3rd quarter, 2002         -16.08%



* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   22.31            7.98             9.11

Return After Taxes on Distributions                                   18.01            6.44              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares           18.68            6.47              N/A(1)
------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   18.33            6.61             7.38
------------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   22.65           11.60            14.29
------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     18.37            9.06            12.98



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                                                         0.65
DISTRIBUTION (RULE 12b-1) FEES                                                                          NONE
SHAREHOLDER SERVICE FEES                                                                                0.25
OTHER EXPENSES(1)                                                                                       0.17
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                         1.07
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (0.07)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                         1.00



(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of the average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/06, and total annual operating expenses thereafter

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                102                 333                 583                1,299

JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
111-116.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000(R) Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index and the S&P SmallCap 600 Index, each a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index. In the past, the Fund has compared its performance to the S&P SmallCap 600 Index, but will now compare its performance to the Russell 2000(R) Index. The adviser believes the Russell 2000(R) Index is more appropriate because it more accurately reflects the Fund's investment strategy.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995     54.04%
1996     29.18%
1997     18.15%
1998      3.71%
1999     14.37%
2000     14.80%
2001     -5.68%
2002    -16.87%
2003     37.07%
2004     26.81%

BEST QUARTER 4th quarter, 1998           19.51%
WORST QUARTER 3rd quarter, 1998         -21.04%


* The Fund's performance for the period before the Select Class Shares were launched on 5/7/96 is based on the performance of the Fund's Class A Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)



                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   26.81            9.37            15.87

Return After Taxes on Distributions                                   24.26            8.11            14.75

Return After Taxes on Distributions and Sale of Fund Sales            20.31            7.67            13.89
------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   18.33            6.61            11.53
------------------------------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   22.65           11.60            14.29
------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     18.37            9.06            12.98


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 12/20/94. Performance for the indexes is from 12/31/94.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                        0.65
DISTRIBUTION (RULE 12b-1) FEES                                                         NONE
SHAREHOLDER SERVICE FEE                                                                0.25
OTHER EXPENSES(1)                                                                      0.16
-------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                        1.06
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                             (0.21)
-------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                        0.85


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 87                 316                 564                1,275

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
111-116.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic then those of large-capitalization companies.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995     32.48%
1996     21.06%
1997     28.41%
1998     24.45%
1999     14.69%
2000     -6.61%
2001     -9.43%
2002    -26.62%
2003     32.42%
2004     10.80%

BEST QUARTER 4th quarter, 1998          21.33%
WORST QUARTER 3rd quarter, 2002        -18.10%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/95 to 9/10/01.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   10.80          (1.85)            10.35

Return After Taxes on Distributions                                   10.65          (2.26)             7.82

Return After Taxes on Distributions and Sale of Fund Shares            7.21          (1.74)             7.82
------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   10.88          (2.30)            12.07
------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      8.30          (2.99)            10.26

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                                                          NONE
SHAREHOLDER SERVICE FEES                                                                                0.25
OTHER EXPENSES(1)                                                                                       0.20
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                         0.85
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (0.06)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                         0.79


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.79% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXPENSE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                 81                 265                 465                1,043

JPMORGAN U.S. SMALL COMPANY FUND


Currently, the Fund is publicly offered on a limited basis. (Please see "Purchasing Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages
111-116.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000(R) Index. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. Market capitalization is the total market value of a company's shares. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those stocks that it considers most attractive. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.


The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants to buy common stocks.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995     31.86%
1996     20.75%
1997     22.75%
1998     -5.49%
1999     44.00%
2000     -9.80%
2001     -8.96%
2002    -20.48%
2003     39.72%
2004     13.73%

BEST QUARTER 4th quarter, 1999          34.68%
WORST QUARTER 3rd quarter, 2001        -22.61%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/95 to 9/10/01.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES

Return Before Taxes                                                   13.73            0.74            10.69

Return After Taxes on Distributions                                   11.54            0.05             8.56

Return After Taxes on Distributions and Sale of Fund Shares           11.77            0.46             8.28
------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   18.33            6.61            11.53
------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     18.37            9.06            12.98

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES
The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                                                          NONE
SHAREHOLDER SERVICE FEES                                                                                0.25
OTHER EXPENSES(1)                                                                                       0.25
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                         1.10
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (0.09)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                         1.01


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.01% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.


                                         1 YEAR             3 YEARS             5 YEARS             10 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                103                 341                 597                1,332

JPMORGAN VALUE ADVANTAGE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages
111-116.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term total return from a combination of income and capital gains.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest up to 10% of its assets in high yield securities, which are below investment grade (junk bonds).

The Fund may invest up to 10% of its assets in initial public offerings.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser, JPMIM, uses a "bottom-up" approach in constructing the Fund's portfolio, investing in quality businesses whose stock prices appear to be undervalued. Quality businesses are generally expected to have a strong competitive position, low business cyclicality, high returns, and strong management. The strength of the management team is usually evaluated based on its historic ability to create shareholder value through effective capital allocation.

In determining whether an investment is undervalued, the adviser evaluates quantitative measures that may include, but are not limited to, Price/Earnings ratios, Free Cash Flow yield, Enterprise Value analysis, and Sum-of-the-Parts analysis. Investments are typically sold from the Fund's portfolio when the adviser believes a stock is no longer undervalued, the operating performance underlying the business deteriorates from the adviser's expectations, or additional investment opportunities with high expected returns emerge to crowd-out existing portfolio holdings with lower expected returns.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies which may cause its share price changes to become more sudden or more erratic. This occurs because the securities of smaller companies are likely to fluctuate more dramatically than the securities of larger companies and may trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller companies also may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

To the extent that the Fund seeks higher returns by investing in non-investment grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long term goal such as retirement

- want to add an investment which crosses all levels of market capitalization and seek value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
The Fund commenced operations on 2/28/05 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                                                         0.65
DISTRIBUTION (RULE 12b-1) FEES                                                                          NONE
SHAREHOLDER SERVICE FEES                                                                                0.25
OTHER EXPENSES(1)                                                                                       0.27
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                         1.17
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                              (0.17)
------------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                         1.00



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.



                                                                                 1 YEAR              3 YEARS
------------------------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                                                        102                  355

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Funds, except for the Mid Cap Value Fund, are series of JPMorgan Trust I, a Delaware statutory trust. The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The trustees of the trust and the directors of the corporation are responsible for overseeing all business activities of the Funds.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 12/31/04, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:



FUND                                               %
----------------------------------------------------
CAPITAL GROWTH FUND                             0.40

DISCIPLINED EQUITY FUND                         0.25

DIVERSIFIED FUND                                0.45

DYNAMIC SMALL CAP FUND                          0.65

GROWTH AND INCOME FUND                          0.40*

INTREPID AMERICA FUND                           0.64

INTREPID CONTRARIAN FUND                        0.38

INTREPID GROWTH FUND                            0.00

INTREPID VALUE FUND                             0.25

MID CAP EQUITY FUND                             0.65

MID CAP VALUE FUND                              0.57

SMALL CAP EQUITY FUND                           0.65

SMALL CAP CORE FUND                             0.50

U.S. EQUITY FUND                                0.40

U.S. SMALL COMPANY FUND                         0.60



*    Reflects amount allocated to the Fund from Growth and Income Portfolio.

The Value Advantage Fund will pay the adviser a management fee of 0.65% of average daily net assets.

THE PORTFOLIO MANAGERS

CAPITAL GROWTH FUND
The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Timothy Parton, Vice President of JPMIM. Mr. Jones is head of the adviser's small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982. Mr. Parton has been employed with JPMIM or one of its affiliates since 1986.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, and Raffaele Zingone, Vice President of JPMIM and a CFA charterholder. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.


DIVERSIFIED FUND

The portfolio management team is led by Anne Lester, Vice President of JPMIM, who has been at JPMIM since 1992, and Patrick Jakobson, Managing Director of JPMIM, who has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.


DYNAMIC SMALL CAP FUND

The portfolio management team is co-led by Eytan Shapiro, Vice President of JPMIM and a CFA charterholder, and Mr. Jones. Mr. Shapiro has been at JPMIM or one of its affiliates since 1985. Information on Mr. Jones is discussed earlier in this prospectus.


GROWTH AND INCOME FUND

The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM and CPA charterholder. Mr. Simon has worked with various affiliates of the adviser since 1980 and has been a portfolio manager since 1986. Ms. Hart has worked as an investment analyst covering the financial services and real estate sectors and joined JPMorgan Chase or its affiliates (or one of its predecessors) in 1999. Prior to that, Ms. Hart served as an equity research associate covering Real Estate Investment Trusts for Salomon Smith Barney.

INTREPID AMERICA FUND
INTREPID CONTRARIAN FUND
INTREPID GROWTH FUND
INTREPID VALUE FUND
The portfolio management team for the Funds is led by Silvio Tarca, Vice President of JPMIM and CFA charterholder. Robert Weller, Vice President of JPMIM and CFA charterholder, is a member of the portfolio management team. Mr. Tarca has been with JPMorgan Chase or its affiliates (or one of its predecessors) since 2000. Prior to managing the Funds, he served as a quantitative research analyst in the Emerging Markets Equity Group. Mr. Weller has been with JPMorgan Chase or its affiliates (or one of its predecessors) since 1997. Prior to managing the Funds, he served as a portfolio assistant in the Private Bank U.S. Equity Group.


MID CAP EQUITY FUND
The portfolio management team is led by Messrs. Simon and Jones. Information on Messrs. Simon and Jones is discussed earlier in this prospectus.

MID CAP VALUE FUND

The portfolio management team is led by Mr. Simon and Lawrence E. Playford, Vice President of JPMIM and CFA charterholder. Information on Mr. Simon is discussed earlier in this prospectus. Mr. Playford has worked with various affiliates of JPMIM since 1993.

SMALL CAP CORE FUND
The portfolio management team is led by a Christopher T. Blum, Managing Director of JPMIM and CFA charterholder, and Dennis S. Ruhl, Vice President of JPMIM and CFA charterholder. Mr. Blum has been an employee of JPMIM or one of its affiliates since 2001. Previously, Mr. Blum worked for Pomona Capital in the valuation and acquisition of private equity assets. Mr. Ruhl has been an employee of JPMIM or one of its affiliates since 1999.


SMALL CAP EQUITY FUND

The portfolio management team is led by Glenn Gawronski, Vice President of JPMIM, and Mr. Jones. Mr. Gawronski has been an employee of JPMIM or one of its affiliates since 1999. Information on Mr. Jones is discussed earlier in this prospectus.


U.S. EQUITY FUND
The portfolio management team is led by Susan Bao, Vice President of JPMIM or one of its affiliates since 1997, and Helge Skibeli, Managing Director of JPMIM or one of its affiliates since 1990. Mr. Skibeli is head of the U.S. Equity Research Group.

U.S. SMALL COMPANY FUND

The management team is led by Messrs. Blum and Ruhl. Information on Messrs. Blum and Ruhl are discussed earlier in this prospectus.

VALUE ADVANTAGE FUND
The portfolio management team is led by Messrs. Simon and Playford. Information on Messrs. Simon and Playford are discussed earlier in this prospectus.

The Funds' Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.


THE FUNDS' ADMINISTRATOR
JPMorgan Fund Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Funds. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for Growth and Income Fund) for administrative services:
0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion. The Administrator receives a pro-rata portion of the following annual fee on behalf of Growth and Income Fund for administrative services: 0.10% of the first $25 billion of average daily net assets plus 0.025% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trust, on behalf of the Funds, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial

Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Select Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.


Accounts may be opened with the Fund's transfer agent either directly or through a financial intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHAT DOES IT MEAN THAT THE FUND IS PUBLICLY OFFERED ON A LIMITED BASIS?
As of the close of business on March 31, 2005, the Mid Cap Value Fund is publicly offered on a limited basis. As of the close of business on February 28, 2005, the Small Cap Core Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Funds except as described below:

- Mid Cap Value Fund shareholders of record as of March 31, 2005, and Small Cap Core Fund shareholders and U.S. Small Company Fund shareholders of record as of February 28, 2005, will be able to continue to purchase additional shares of their respective Fund either through JPMorgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Small Cap Value Fund, Small Cap Core Fund and U.S. Small Company Fund, respectively;

- Mid Cap Value Fund shareholders of record as of March 31, 2005 will be able to add to their accounts through exchanges from other JPMorgan Funds for shares of the Fund and Small Cap Core Fund shareholders and U.S. Small Company Fund shareholders of record as of February 28, 2005 will be able to add to their accounts through exchanges from other JPMorgan Funds for shares of their respective Fund;

- Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering the Mid Cap Value Fund as of March 31, 2005, or the Small Cap Core Fund or the U.S. Small Company Fund as of February 28, 2005 may open new participant accounts in such Fund and purchase additional shares in existing participant accounts. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering the Mid Cap Value Fund that are not funded as of March 31, 2005, or Small Cap Core Fund or U.S. Small Company Fund that are not funded as of February 28, 2005 may also open new participant accounts in such Fund if the Fund received notice of the group employer retirement plan's intention to offer the Mid Cap Value Fund to its participants prior to March 31, 2005 or intention to offer the Small Cap Core Fund or U.S. Small Company Fund to its participants prior to February 28, 2005 ; or

- Wrap program sponsors may open new participant accounts in the Funds and purchase additional shares in existing participant accounts provided the wrap program sponsor established account(s) with the Fund that are part of a wrap program prior to March 31, 2005 for the Mid Cap Value Fund or prior to February 28, 2005 for Small Cap Core Fund and U.S. Small Company Fund. Other Financial Intermediaries which have selected and offered the Fund as part of an asset allocation model used for client accounts for which such Financial Intermediary has investment discretion may also open new client accounts in the Fund and purchase additional shares in existing client accounts, provided such Financial Intermediary established account(s) with the Fund as part of such Financial Intermediary's asset allocation model prior to March 31, 2005 for the Mid Cap Value Fund or prior to February 28, 2005 for Small Cap Core Fund and U.S. Small Company Fund.

After March 31, 2005, if all shares of the Mid Cap Value Fund or after February 28, 2005, if all shares of the Small Cap Core Fund or U.S. Small Company Fund in an existing shareholder's account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder's account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If after March 31, 2005, the Mid Cap Value Fund or, if after February 28, 2005, the Small Cap Core Fund or U.S. Small Company Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Funds reserve the right to change these policies at any time.


WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded

(for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose different investment minimum. There are no minimum levels for subsequent purchases.


Select Class Shares shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.


Effective February 19, 2005, employees of JPMorgan Chase and its affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005, but they may not open new Select Class Share accounts. New accounts for employees of JPMorgan Chase and its affiliates will be opened as Class A Share accounts.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the

Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.


Notwithstanding the above, effective May 1, 2005, Select Class Shares held in accounts of employees of JPMorgan Chase and its affiliates may be exchanged only for Class A Shares of any other JPMorgan Fund.


Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS
Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Disciplined Equity Fund, Diversified Fund, Growth and Income Fund, Intrepid Value Fund, Mid Cap Equity Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Capital Growth Fund, Dynamic Small Cap Fund, Intrepid America Fund, Intrepid Contrarian Fund, Intrepid Growth Fund, Mid Cap Value Fund, Small Cap Core Fund, Small Cap Equity Fund, U.S. Small Company Fund and the Value Advantage Fund generally distribute any net investment income at least annually. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www. jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When a Fund buys securities before    -  The Funds can take advantage of        -  The Funds segregate liquid assets to
   issue or for delayed delivery, it        attractive transaction opportunities      offset leverage risk
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a       -  The Funds could realize gains in a     -  The Funds generally avoid short-term
   Fund's brokerage and related costs       short period of time                      trading, except to take advantage of
                                                                                      attractive or unexpected
-  Increased short-term capital gains    -  The Funds could protect against           opportunities or to meet demands
   distributions could raise                losses if a stock is overvalued and       generated by shareholder activity
   shareholders' income tax liability.      its value later falls
   Such an increase in transaction
   costs and/or tax liability, if not
   offset by gains from short-term
   trading, would reduce a Fund's
   returns.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                         AND REWARD
ETFs AND OTHER INVESTMENT COMPANIES

-  If a Fund invests in shares of        -  Helps to manage smaller cash flows     -  Absent an exemptive order of the
   another investment company,                                                        Securities and Exchange Commission
   shareholders would bear not only      -  Investing in ETFs offers instant          (the "SEC"), a Fund's investments in
   their proportionate share of the         exposure to an index or a broad           other investment companies,
   Fund's expenses, but also similar        range of markets, sectors,                including ETFs, are subject to the
   expenses of the investment company       geographic regions and industries         percentage limitations of the
                                                                                      Investment Company Act of 1940
-  The price movement of an ETF may not                                               ("1940 Act")(1)
   track the underlying index, market,
   sector, regions or industries and                                               -  A SEC exemptive order granted to
   may result in a loss                                                               various iShares funds (which are
                                                                                      ETFs) and their investment adviser
                                                                                      permits each Fund to invest beyond
                                                                                      the 1940 Act limits, subject to
                                                                                      certain terms and conditions,
                                                                                      including a finding of the Funds'
                                                                                      Board that the advisory fees charged
                                                                                      by the adviser are for services that
                                                                                      are in addition to, and not
                                                                                      duplicative of, the advisory
                                                                                      services provided to those ETFs

                                                                                   -  A SEC exemptive order permits each
                                                                                      Fund to invest its uninvested cash,
                                                                                      up to 25% of its assets, in one or
                                                                                      more affiliated money market funds
                                                                                      if the adviser waives and/or
                                                                                      reimburses its advisory fee from the
                                                                                      Fund in an amount sufficient to
                                                                                      offset any doubling up of investment
                                                                                      advisory, shareholder servicing and
                                                                                      administrative fees


(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

-  Derivatives such as futures,          -  Hedges that correlate well with        -  The Funds use derivatives for
   options, swaps and forward foreign       underlying positions can reduce or        hedging and for risk management
   currency contracts(1) that are used      eliminate losses at low cost              (i.e., to establish or adjust
   for hedging the portfolio or                                                       exposure to particular securities,
   specific securities may not fully     -  The Funds could make money and            markets or currencies); risk
   offset the underlying positions and      protect against losses if                 management may include management of
   this could result in losses to a         management's analysis proves correct      a Fund's exposure relative to its
   Fund that would not have otherwise                                                 benchmark; all Funds except for
   occurred                              -  Derivatives that involve leverage         Disciplined Equity Fund, Diversified
                                            could generate substantial gains at       Fund, U.S. Equity Fund and U.S.
-  Derivatives used for risk management     low cost                                  Small Company Fund, may also use
   or, for certain Funds, to increase                                                 derivatives in an effort to produce
   the Fund's gain may not have the                                                   increased income and gain
   intended effects and may result in
   losses or missed opportunities                                                  -  A Fund only establishes hedges that
                                                                                      it expects will be highly correlated
-  The counterparty to a derivatives                                                  with underlying positions
   contract could default
                                                                                   -  While the Funds may use derivatives
-  Derivatives that involve leverage                                                  that incidentally involve leverage,
   could magnify losses                                                               they do not use them for the
                                                                                      specific purpose of leveraging their
-  Certain types of derivatives involve                                               portfolio
   costs to the Funds which can reduce
   returns

-  Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a
   Fund's assets and defer recognition
   of certain of a Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

-  When a Fund lends a security, there   -  The Funds may enhance income through   -  The adviser maintains a list of
   is a risk that the loaned securities     the investment of the collateral          approved borrowers
   may not be returned if the borrower      received from the borrower
   or the lending agent defaults                                                   -  The Funds receive collateral equal
                                                                                      to at least 100% of the current
-  The collateral will be subject to                                                  value of the securities loaned plus
   the risks of the securities in which                                               accrued interest
   it is invested
                                                                                   -  The lending agents indemnify the
                                                                                      Funds against borrower default

                                                                                   -  The adviser's collateral investment
                                                                                      guidelines limit the quality and
                                                                                      duration of collateral investment to
                                                                                      minimize losses

                                                                                   -  Upon recall, the borrower must
                                                                                      return the securities loaned within
                                                                                      the normal settlement period

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

-  Each Fund's share price and           -  Stocks have generally outperformed     -  Under normal circumstances, each
   performance will fluctuate in            more stable investments (such as          Fund plans to remain fully invested
   response to stock and/or bond market     bonds and cash equivalents) over the      in accordance with its policies and
   movements                                long term                                 may invest uninvested cash in
                                                                                      affiliated money market funds;
-  Adverse market conditions may from    -  With respect to the Diversified           equity securities may include common
   time to time cause a Fund to take        Fund, a diversified, balanced             stocks, convertible securities,
   temporary defensive positions that       portfolio should mitigate the             preferred stocks, depositary
   are inconsistent with its principal      effects of wide market fluctuations,      receipts, (such as American
   investment strategies and may hinder     especially when stock and bond            Depositary Receipts and European
   the Fund from achieving its              prices move in different directions       Depositary Receipts), trust or
   investment objective                                                               partnership interests, warrants,
                                                                                      rights and investment company
-  The Capital Growth Fund, Dynamic                                                   securities
   Small Cap Fund, Growth and Income
   Fund and Small Cap Equity Fund are                                              -  Each Fund seeks to limit risk and
   non-diversified, which means that a                                                enhance performance through active
   relatively high percentage of each                                                 management and/or diversification
   Fund's assets may be invested in a
   limited number of issuers.                                                      -  During severe market downturns, each
   Therefore, their performance may be                                                Fund has the option of investing up
   more vulnerable to changes in the                                                  to 100% of its assets in high
   market value of a single issuer or a                                               quality short-term instruments
   group of issuers

MANAGEMENT CHOICES

-  A Fund could underperform its         -  A Fund could outperform its            -  The adviser focuses its active
   benchmark due to its securities and      benchmark due to these same choices       management on securities selection,
   asset allocation choices                                                           the area where it believes its
                                                                                      commitment to research can most
                                                                                      enhance returns and manage risks in
                                                                                      a consistent way

                                                                                   POLICIES TO BALANCE RISK
POTENTIAL RISKS                          POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

-  Currency exchange rate movements      -  Favorable exchange rate movements      -  The Funds anticipate that total
   could reduce gains or create losses      could generate gains or reduce            foreign investments will not exceed
                                            losses                                    20% of assets (30% for Diversified
-  A Fund could lose money because of                                                 Fund)
   foreign government actions,           -  Foreign investments, which represent
   political instability or lack of         a major portion of the world's         -  The Funds actively manage the
   adequate and accurate information        securities, offer attractive              currency exposure of their foreign
                                            potential performance and                 investments relative to their
-  Currency and investment risks tend       opportunities for diversification         benchmarks, and may hedge back into
   to be higher in emerging markets;                                                  the U.S. dollar from time to time
   these markets also present higher     -  Emerging markets can offer higher         (see also "Derivatives"); these
   liquidity and valuation risks            returns                                   currency management techniques may
                                                                                      not be available for certain
ILLIQUID HOLDINGS                                                                     emerging markets investments

-  Each Fund could have difficulty       -  These holdings may offer more          -  No Fund may invest more than 15% of
   valuing these holdings precisely         attractive yields or potential            net assets in illiquid holdings
                                            growth than comparable widely traded
-  Each Fund could be unable to sell        securities                             -  To maintain adequate liquidity to
   these holdings at the time or price                                                meet redemptions, each Fund may hold
   it desires                                                                         high quality short-term securities
                                                                                      (including repurchase agreements)
                                                                                      and, for temporary or extraordinary
                                                                                      purposes, may borrow from banks up
                                                                                      to 33 1/3% of the value of its total
                                                                                      assets including drawing on a line
                                                                                      of credit

JPMORGAN U.S. EQUITY FUNDS

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Fund Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.


SELECT CLASS SHARES


                                                    PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------------------------------
                                                            INCOME FROM INVESTMENT OPERATIONS:
                                                    -------------------------------------------------
                                                                          NET GAINS
                                                                       OR LOSSES ON
                                        NET ASSET              NET       SECURITIES
                                           VALUE,       INVESTMENT            (BOTH        TOTAL FROM
                                        BEGINNING           INCOME     REALIZED AND        INVESTMENT
                                        OF PERIOD           (LOSS)      UNREALIZED)        OPERATIONS
                                        ---------       ----------     ------------        ----------
CAPITAL GROWTH FUND
Year Ended 12/31/04                $        38.95            (0.09)@           6.77              6.68
Year Ended 12/31/03                $        29.57            (0.21)@          10.99             10.78
Year Ended 12/31/02                $        41.26            (0.24)@         (11.19)           (11.43)
11/1/01 Year Through 12/31/01^     $        36.37             0.01             4.88              4.89
Year Ended 10/31/01                $        48.76               --+           (6.91)            (6.91)
Year Ended 10/31/00                $        43.36             0.04@           10.27             10.31

GROWTH AND INCOME FUND
Year Ended 12/31/04                $        30.02             0.40@            3.90              4.30
Year Ended 12/31/03                $        23.98             0.32@            6.05              6.37
Year Ended 12/31/02                $        29.64             0.32@           (5.46)            (5.14)
11/1/01 Through 12/31/01^          $        27.72             0.05             1.93              1.98
Year Ended 10/31/01                $        40.99             0.14            (7.53)            (7.39)
Year Ended 10/31/00                $        43.89             0.26@            3.33              3.59

                                            PER SHARE OPERATING PERFORMANCE:
                                   ------------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                   ------------------------------------------------
                                        DIVIDENDS
                                         FROM NET    DISTRIBUTIONS
                                       INVESTMENT     FROM CAPITAL            TOTAL
                                           INCOME            GAINS    DISTRIBUTIONS
                                       ----------    -------------    -------------
CAPITAL GROWTH FUND
Year Ended 12/31/04                            --             5.21             5.21
Year Ended 12/31/03                            --             1.40             1.40
Year Ended 12/31/02                            --             0.26             0.26
11/1/01 Year Through 12/31/01^                 --               --               --
Year Ended 10/31/01                            --             5.48             5.48
Year Ended 10/31/00                            --             4.91             4.91

GROWTH AND INCOME FUND
Year Ended 12/31/04                          0.36               --             0.36
Year Ended 12/31/03                          0.33               --             0.33
Year Ended 12/31/02                          0.31             0.21             0.52
11/1/01 Through 12/31/01^                    0.06               --             0.06
Year Ended 10/31/01                          0.18             5.70             5.88
Year Ended 10/31/00                          0.18             6.31             6.49



  ^  The Fund changed its fiscal year end from October 31 to December 31.

  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than one cent per share.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 ** The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, in which the Fund invested all of its investable assets.
  +  Amount rounds to less than one million.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, in which the Fund invested all of its investable assets.

  *  Includes expenses allocated from portfolio.

                                   PER SHARE OPERATING PERFORMANCE:    RATIOS/SUPPLEMENTAL DATA:
                                   --------------------------------    -------------------------
                                                                                     NET ASSETS,
                                        NET ASSET                                         END OF
                                       VALUE, END             TOTAL                       PERIOD
                                        OF PERIOD        RETURN (a)                   (MILLIONS)
                                       ----------        ----------                  -----------
CAPITAL GROWTH FUND
Year Ended 12/31/04                $        40.42             17.37%              $           43
Year Ended 12/31/03                $        38.95             36.64%              $            4
Year Ended 12/31/02                $        29.57            (27.71%)             $            2
11/1/01 Year Through 12/31/01^     $        41.26             13.45%              $            3
Year Ended 10/31/01                $        36.37            (15.20%)             $            3
Year Ended 10/31/00                $        48.76             26.34%              $           15

GROWTH AND INCOME FUND
Year Ended 12/31/04                $        33.96             14.42%              $            1
Year Ended 12/31/03                $        30.02             26.78%              $            1
Year Ended 12/31/02                $        23.98            (17.47%)             $           --+
11/1/01 Through 12/31/01^          $        29.64              7.13%              $            3
Year Ended 10/31/01                $        27.72            (20.01%)             $            3
Year Ended 10/31/00                $        40.99              9.34%              $            5

                                                                   RATIOS/SUPPLEMENTAL DATA:
                                   -----------------------------------------------------------------------------------------
                                                        RATIOS TO AVERAGE NET ASSETS: #
                                   ----------------------------------------------------------------------------
                                                                                                NET INVESTMENT
                                                                                EXPENSES          INCOME (LOSS)
                                                               NET               WITHOUT               WITHOUT
                                                        INVESTMENT              WAIVERS,              WAIVERS,     PORTFOLIO
                                            NET             INCOME    REIMBURSEMENTS AND    REIMBURSEMENTS AND      TURNOVER
                                       EXPENSES             (LOSS)      EARNINGS CREDITS      EARNINGS CREDITS      RATE (a)
                                       --------         ----------    ------------------    -------------------    ---------
CAPITAL GROWTH FUND
Year Ended 12/31/04                        0.93%             (0.21%)                1.30%                (0.58%)         122%
Year Ended 12/31/03                        0.93%             (0.63%)                1.54%                (1.24%)          68%
Year Ended 12/31/02                        0.93%             (0.71%)                1.26%                (1.04%)          93%
11/1/01 Year Through 12/31/01^             0.93%              0.01%                 2.06%                (1.12%)           2%
Year Ended 10/31/01                        0.93%             (0.01%)                1.18%                (0.26%)          43%**
Year Ended 10/31/00                        0.94%              0.09%                 1.06%                (0.03%)          66%**

GROWTH AND INCOME FUND
Year Ended 12/31/04                        0.90%*             1.27%                 2.31%*               (0.14%)          44%~
Year Ended 12/31/03                        0.90%*             1.22%                 1.00%*                1.12%           37%~
Year Ended 12/31/02                        0.90%*             1.16%                 1.56%*                0.50%           70%~
11/1/01 Through 12/31/01^                  0.90%*             1.02%                 3.34%*               (1.42%)           0%~
Year Ended 10/31/01                        0.89%*             0.93%                 2.07%*               (0.25%)          12%~
Year Ended 10/31/00                        0.89%*             0.64%                 0.93%*                0.60%           30%~

                                             PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:
                                              -----------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET           NET    SECURITIES
                                      VALUE,    INVESTMENT         (BOTH     TOTAL FROM
                                   BEGINNING        INCOME  REALIZED AND     INVESTMENT
                                   OF PERIOD        (LOSS)   UNREALIZED)     OPERATIONS
                                   ---------    ----------  -------------    ----------
DISCIPLINED EQUITY FUND+
Year Ended 12/31/04             $      13.51          0.18          1.30           1.48
Year Ended 12/31/03             $      10.55          0.11          2.98           3.09
Year Ended 12/31/02             $      14.19          0.10@        (3.64)         (3.54)
6/1/01 Through 12/31/01^        $      15.70          0.05@        (1.44)         (1.39)
Year Ended 5/31/01              $      17.85          0.09         (1.94)         (1.85)
Year Ended 5/31/00              $      17.42          0.12          0.78           0.90

DIVERSIFIED FUND+
Year Ended 12/31/04             $      12.81          0.22@         0.96           1.18
Year Ended 12/31/03             $      10.76          0.16@         2.07           2.23
Year Ended 12/31/02             $      12.65          0.20@        (1.87)         (1.67)
7/1/01 Through 12/31/01*        $      13.36          0.13@        (0.52)         (0.39)
Year Ended 6/30/01              $      15.15          0.35         (1.41)         (1.06)
Year Ended 6/30/00              $      14.92          0.33          0.63           0.96

                                             PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                -------------------------------------------------------
                                  DIVIDENDS
                                   FROM NET  DISTRIBUTIONS
                                 INVESTMENT   FROM CAPITAL    RETURN OF          TOTAL
                                     INCOME          GAINS      CAPITAL  DISTRIBUTIONS
                                 ----------  --------------   ---------  -------------
DISCIPLINED EQUITY FUND+
Year Ended 12/31/04                    0.19             --           --           0.19
Year Ended 12/31/03                    0.13             --           --           0.13
Year Ended 12/31/02                    0.10             --           --           0.10
6/1/01 Through 12/31/01^               0.12             --           --           0.12
Year Ended 5/31/01                     0.11           0.19           --           0.30
Year Ended 5/31/00                     0.12           0.35           --           0.47

DIVERSIFIED FUND+
Year Ended 12/31/04                    0.24             --           --           0.24
Year Ended 12/31/03                    0.18             --           --           0.18
Year Ended 12/31/02                    0.22             --           --           0.22
7/1/01 Through 12/31/01*               0.32             --           --           0.32
Year Ended 6/30/01                     0.35           0.38           --           0.73
Year Ended 6/30/00                     0.24           0.49           --           0.73



  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.

  ^  The Fund changed its fiscal year end from May 31 to December 31.
  *  The Fund changed its fiscal year end from June 30 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(e) Prior to September 10, 2001, the Fund invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(d) Prior to September 10, 2001, the Fund invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                   NET ASSET
                                  VALUE, END               TOTAL
                                   OF PERIOD          RETURN (a)
                                  -----------         ----------
DISCIPLINED EQUITY FUND+
Year Ended 12/31/04             $      14.80               11.03%
Year Ended 12/31/03             $      13.51               29.45%
Year Ended 12/31/02             $      10.55              (24.98%)
6/1/01 Through 12/31/01^        $      14.19               (8.88%)
Year Ended 5/31/01              $      15.70              (10.43%)
Year Ended 5/31/00              $      17.85                5.19%

DIVERSIFIED FUND+
Year Ended 12/31/04             $      13.75                9.28%
Year Ended 12/31/03             $      12.81               20.90%
Year Ended 12/31/02             $      10.76              (13.22%)
7/1/01 Through 12/31/01*        $      12.65               (2.90%)
Year Ended 6/30/01              $      13.36               (7.01%)
Year Ended 6/30/00              $      15.15                6.61%

                                                                   RATIOS/SUPPLEMENTAL DATA:
                                -----------------------------------------------------------------------------------------------
                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                              ---------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                 NET ASSETS,                       NET               EXPENSES         INCOME (LOSS)
                                      END OF                INVESTMENT       WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                      PERIOD           NET      INCOME         REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                                  (MILLIONS)      EXPENSES      (LOSS)   AND EARNINGS CREDITS  AND EARNINGS CREDITS   RATE (a)
                                 -----------      --------  ----------   --------------------  --------------------  ---------
DISCIPLINED EQUITY FUND+
Year Ended 12/31/04             $         79          0.63%       1.37%                  0.78%                 1.22%        49%
Year Ended 12/31/03             $         78          0.67%       1.02%                  0.80%                 0.89%        77%
Year Ended 12/31/02             $         65          0.73%       0.77%                  0.84%                 0.66%        74%
6/1/01 Through 12/31/01^        $        132          0.72%       0.56%                  0.77%                 0.51%        33%(e)
Year Ended 5/31/01              $        128          0.77%       0.53%                  0.77%                 0.53%        72%(e)
Year Ended 5/31/00              $        160          0.75%       0.76%                  0.78%                 0.73%        56%(e)

DIVERSIFIED FUND+
Year Ended 12/31/04             $        137          0.91%       1.65%                  1.11%                 1.45%       242%
Year Ended 12/31/03             $        140          0.91%       1.42%                  1.09%                 1.24%       210%
Year Ended 12/31/02             $        270          0.91%       1.72%                  1.08%                 1.55%       232%
7/1/01 Through 12/31/01*        $        343          0.93%       1.96%                  1.03%                 1.86%       107%(d)
Year Ended 6/30/01              $        360          0.98%       2.42%                  1.01%                 2.39%       185%(d)
Year Ended 6/30/00              $        359          0.96%       2.19%                  0.98%                 2.17%       217%(d)

                                             PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:
                                              -----------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                   NET ASSET           NET    SECURITIES
                                      VALUE,    INVESTMENT         (BOTH     TOTAL FROM
                                   BEGINNING        INCOME  REALIZED AND     INVESTMENT
                                   OF PERIOD        (LOSS)   UNREALIZED)     OPERATIONS
                                   ---------    ----------  -------------    ----------
U.S. EQUITY FUND+
Year Ended 12/31/04             $       9.99          0.11@         0.97           1.08
Year Ended 12/31/03             $       7.61          0.07@         2.39           2.46
Year Ended 12/31/02             $      10.44          0.05         (2.83)         (2.78)
6/1/01 Through 12/31/01^        $      11.21          0.03@        (0.68)         (0.65)
Year Ended 5/31/01              $      12.66          0.05         (0.94)         (0.89)
Year Ended 5/31/00              $      14.62          0.09          0.24           0.33

INTREPID AMERICA FUND (b)
Year Ended 12/31/04             $      19.97          0.09          2.43           2.52
2/28/03* Through 12/31/03       $      15.00          0.01          6.09           6.10

INTREPID CONTRARIAN FUND (c)
Year Ended 12/31/04             $      20.28          0.12          3.10           3.22
2/28/03* Through 12/31/03       $      15.00          0.14          5.88           6.02

INTREPID GROWTH FUND
Year Ended 12/31/04             $      19.61         (0.01)         1.85           1.84
2/28/03* Through 12/31/03       $      15.00         (0.05)         5.45           5.40

INTREPID VALUE FUND
Year Ended 12/31/04             $      19.69          0.24          3.08           3.32
2/28/03* Through 12/31/03       $      15.00          0.19          5.74           5.93

                                             PER SHARE OPERATING PERFORMANCE:
                                -------------------------------------------------------
                                                  LESS DISTRIBUTIONS:
                                -------------------------------------------------------
                                  DIVIDENDS
                                   FROM NET  DISTRIBUTIONS
                                 INVESTMENT   FROM CAPITAL    RETURN OF          TOTAL
                                     INCOME          GAINS      CAPITAL  DISTRIBUTIONS
                                 ----------  -------------    ---------  -------------
U.S. EQUITY FUND+
Year Ended 12/31/04                    0.10             --           --           0.10
Year Ended 12/31/03                    0.08             --           --           0.08
Year Ended 12/31/02                    0.05             --           --           0.05
6/1/01 Through 12/31/01^               0.04           0.08           --           0.12
Year Ended 5/31/01                     0.05           0.51           --           0.56
Year Ended 5/31/00                     0.09           2.20           --           2.29

INTREPID AMERICA FUND (b)
Year Ended 12/31/04                    0.09           0.05           --           0.14
2/28/03* Through 12/31/03              0.01           1.12           --           1.13

INTREPID CONTRARIAN FUND (c)
Year Ended 12/31/04                    0.11           0.14           --           0.25
2/28/03* Through 12/31/03              0.14           0.60           --           0.74

INTREPID GROWTH FUND
Year Ended 12/31/04                      --           2.38           --           2.38
2/28/03* Through 12/31/03                --           0.79           --           0.79

INTREPID VALUE FUND
Year Ended 12/31/04                    0.24           0.92           --           1.16
2/28/03* Through 12/31/03              0.19           1.05           --           1.24


  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(u) Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.
(b)  Prior to April 30, 2004, the Fund was named JPMorgan Intrepid All Cap Fund.

  *  Commencement of operations.
(c)  Prior to February 19, 2005, the Fund was named JPMorgan Investor Fund.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                   NET ASSET
                                  VALUE, END               TOTAL
                                   OF PERIOD          RETURN (a)
                                  ---------           ----------
U.S. EQUITY FUND+
Year Ended 12/31/04             $      10.97               10.80%
Year Ended 12/31/03             $       9.99               32.42%
Year Ended 12/31/02             $       7.61              (26.62%)
6/1/01 Through 12/31/01^        $      10.44               (5.76%)
Year Ended 5/31/01              $      11.21               (7.10%)
Year Ended 5/31/00              $      12.66                2.20%

INTREPID AMERICA FUND (b)
Year Ended 12/31/04             $      22.35               12.68%
2/28/03* Through 12/31/03       $      19.97               40.84%

INTREPID CONTRARIAN FUND (c)
Year Ended 12/31/04             $      23.25               16.01%
2/28/03* Through 12/31/03       $      20.28               40.28%

INTREPID GROWTH FUND
Year Ended 12/31/04             $      19.07               10.45%
2/28/03* Through 12/31/03       $      19.61               36.10%

INTREPID VALUE FUND
Year Ended 12/31/04             $      21.85               17.51%
2/28/03* Through 12/31/03       $      19.69               39.74%

                                                                   RATIOS/SUPPLEMENTAL DATA:
                                -----------------------------------------------------------------------------------------------
                                                                 RATIOS TO AVERAGE NET ASSETS: #
                                              ---------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                                 NET ASSETS,                       NET               EXPENSES         INCOME (LOSS)
                                      END OF                INVESTMENT       WITHOUT WAIVERS,      WITHOUT WAIVERS,  PORTFOLIO
                                      PERIOD           NET      INCOME         REIMBURSEMENTS        REIMBURSEMENTS   TURNOVER
                                  (MILLIONS)      EXPENSES      (LOSS)   AND EARNINGS CREDITS  AND EARNINGS CREDITS   RATE (a)
                                 -----------      --------  ----------   --------------------  --------------------   --------
U.S. EQUITY FUND+
Year Ended 12/31/04             $        340          0.79%       1.04%                  0.90%                 0.93%        82%
Year Ended 12/31/03             $        312          0.79%       0.76%                  0.92%                 0.63%       101%
Year Ended 12/31/02             $        225          0.79%       0.57%                  0.92%                 0.44%        83%
6/1/01 Through 12/31/01^        $        348          0.79%       0.44%                  0.85%                 0.38%        48%(u)
Year Ended 5/31/01              $        312          0.79%       0.41%                  0.79%                 0.41%        81%(u)
Year Ended 5/31/00              $        387          0.78%       0.59%                  0.78%                 0.59%        89%(u)

INTREPID AMERICA FUND (b)
Year Ended 12/31/04             $    358,846          1.00%       0.83%                  1.21%                 0.62%        97%
2/28/03* Through 12/31/03       $     10,205          1.00%       0.07%                  3.30%                (2.23%)      148%

INTREPID CONTRARIAN FUND (c)
Year Ended 12/31/04             $     18,932          1.00%       0.60%                  1.77%                (0.17%)       99%
2/28/03* Through 12/31/03       $      7,457          1.00%       0.92%                  3.27%                (1.35%)       74%

INTREPID GROWTH FUND
Year Ended 12/31/04             $      7,795          1.00%      (0.06%)                 2.62%                (1.68%)      127%
2/28/03* Through 12/31/03       $      6,952          1.00%      (0.34%)                 3.37%                (2.71%)      149%

INTREPID VALUE FUND
Year Ended 12/31/04             $     15,510          1.00%       1.25%                  2.08%                 0.17%        98%
2/28/03* Through 12/31/03       $      7,190          1.00%       1.26%                  3.30%                (1.04%)      110%

                                            PER SHARE OPERATING PERFORMANCE:
                               --------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:
                                             ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                  NET ASSET           NET     SECURITIES
                                     VALUE,    INVESTMENT          (BOTH     TOTAL FROM
                                  BEGINNING        INCOME   REALIZED AND     INVESTMENT
                                  OF PERIOD       (LOSS)     UNREALIZED)     OPERATIONS
                                  ---------    ----------   -------------    ----------
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04            $      17.13         (0.13)@         1.89           1.76
Year Ended 12/31/03            $      12.32         (0.11)@         4.92           4.81
Year Ended 12/31/02            $      15.89         (0.08)         (3.49)         (3.57)
11/1/01 Through 12/31/01^      $      14.37         (0.02)          1.54           1.52
Year Ended 10/31/01            $      24.65         (0.21)         (6.69)         (6.90)
Year Ended 10/31/00            $      15.98         (0.13)@         8.80           8.67

MID CAP EQUITY FUND
Year Ended 12/31/04            $      31.18          0.14           5.85           5.99
Year Ended 12/31/03            $      24.39          0.13           7.71           7.84
Year Ended 12/31/02            $      29.51          0.13          (4.07)         (3.94)
11/1/01 Through 12/31/01^      $      26.17          0.02           3.43           3.45
Year Ended 10/31/01            $      37.85          0.12          (5.30)         (5.18)
Year Ended 10/31/00            $      37.55          0.17           9.34           9.51

MID CAP VALUE FUND
Year Ended 12/31/04            $      18.70          0.12@          3.74           3.86
Year Ended 12/31/03            $      14.48          0.12@          4.27           4.39
Year Ended 12/31/02            $      14.14          0.14@          0.27           0.41
10/31/01** Through 12/31/01^^  $      13.48          0.01@          1.49           1.50

                                    PER SHARE OPERATING PERFORMANCE:
                               ------------------------------------------
                                           LESS DISTRIBUTIONS:
                               ------------------------------------------
                                  DIVIDENDS
                                   FROM NET  DISTRIBUTIONS
                                 INVESTMENT   FROM CAPITAL          TOTAL
                                     INCOME          GAINS  DISTRIBUTIONS
                                 ----------  -------------  -------------
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                      --             --             --
Year Ended 12/31/03                      --             --             --
Year Ended 12/31/02                      --             --             --
11/1/01 Through 12/31/01^                --             --             --
Year Ended 10/31/01                      --           3.38           3.38
Year Ended 10/31/00                      --             --             --

MID CAP EQUITY FUND
Year Ended 12/31/04                    0.14           3.73           3.87
Year Ended 12/31/03                    0.13           0.92           1.05
Year Ended 12/31/02                    0.13           1.05           1.18
11/1/01 Through 12/31/01^              0.02           0.09           0.11
Year Ended 10/31/01                    0.12           6.38           6.50
Year Ended 10/31/00                    0.20           9.01           9.21

MID CAP VALUE FUND
Year Ended 12/31/04                    0.07           0.31           0.38
Year Ended 12/31/03                    0.06           0.11           0.17
Year Ended 12/31/02                    0.06           0.01           0.07
10/31/01** Through 12/31/01^^          0.09           0.75           0.84


  ^  The Fund changed its fiscal year end from October 31 to December 31.

 ^^  The Fund changed its fiscal year end from September 30 to December 31.

 **  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  +  Amounts round to less than one million.
  #  Short periods have been annualized.

 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

                               PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                               --------------------------------    ----------------------------------------------
                                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                                                  -------------------------------
                                                                    NET ASSETS,                               NET
                                  NET ASSET                              END OF                        INVESTMENT
                                 VALUE, END               TOTAL          PERIOD            NET             INCOME
                                  OF PERIOD          RETURN (a)      (MILLIONS)       EXPENSES             (LOSS)
                                 ----------          ----------     -----------       --------         ----------
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04            $      18.89               10.27%   $         10           1.10%             (0.74%)
Year Ended 12/31/03            $      17.13               39.04%   $         16           1.10%             (0.79%)
Year Ended 12/31/02            $      12.32              (22.47%)  $         12           1.10%             (0.79%)
11/1/01 Through 12/31/01^      $      15.89               10.58%   $          8           1.10%             (0.82%)
Year Ended 10/31/01            $      14.37              (30.20%)  $         --+          1.12%             (0.76%)
Year Ended 10/31/00            $      24.65               54.26%   $         --+          1.10%             (0.59%)

MID CAP EQUITY FUND
Year Ended 12/31/04            $      33.30               19.36%   $        227           0.90%              0.32%
Year Ended 12/31/03            $      31.18               32.29%   $        194           0.90%              0.48%
Year Ended 12/31/02            $      24.39              (13.39%)  $        139           0.77%              0.51%
11/1/01 Through 12/31/01^      $      29.51               13.20%   $        155           0.60%              0.38%
Year Ended 10/31/01            $      26.17              (15.27%)  $        133           0.55%              0.38%
Year Ended 10/31/00            $      37.85               30.94%   $        164           0.41%              0.52%

MID CAP VALUE FUND
Year Ended 12/31/04            $      22.18               20.67%   $        485           1.00%              0.60%
Year Ended 12/31/03            $      18.70               30.34%   $         76           1.00%              0.74%
Year Ended 12/31/02            $      14.48                2.90%   $         14           1.00%              0.96%
10/31/01** Through 12/31/01^^  $      14.14               11.18%   $         --+          0.99%              0.58%

                                               RATIOS/SUPPLEMENTAL DATA:
                               ----------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS: #
                               --------------------------------------------
                                                             NET INVESTMENT
                                           EXPENSES           INCOME (LOSS)
                                   WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                     REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
                               --------------------    --------------------     ---------
DYNAMIC SMALL CAP FUND
Year Ended 12/31/04                            1.32%                  (0.96%)         112%
Year Ended 12/31/03                            1.28%                  (0.97%)          55%
Year Ended 12/31/02                            1.22%                  (0.91%)          52%
11/1/01 Through 12/31/01^                     10.33%!!               (10.05%)!!         8%
Year Ended 10/31/01                           12.21%!!               (11.86%)!!        57%
Year Ended 10/31/00                           15.48%!!               (14.97%)!!        87%

MID CAP EQUITY FUND
Year Ended 12/31/04                            1.14%                   0.08%          102%
Year Ended 12/31/03                            1.14%                   0.24%           62%
Year Ended 12/31/02                            1.14%                   0.14%           84%
11/1/01 Through 12/31/01^                      1.15%                  (0.17%)           2%
Year Ended 10/31/01                            1.15%                  (0.22%)          55%
Year Ended 10/31/00                            1.14%                  (0.21%)          84%

MID CAP VALUE FUND
Year Ended 12/31/04                            1.20%                   0.41%           41%
Year Ended 12/31/03                            1.24%                   0.50%           32%
Year Ended 12/31/02                            1.71%                   0.25%           51%
10/31/01** Through 12/31/01^^                  3.68%!!                (2.11%)          15%

                                            PER SHARE OPERATING PERFORMANCE:
                               --------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:
                                             ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                  NET ASSET           NET     SECURITIES
                                     VALUE,    INVESTMENT          (BOTH     TOTAL FROM
                                  BEGINNING        INCOME   REALIZED AND     INVESTMENT
                                  OF PERIOD        (LOSS)    UNREALIZED)     OPERATIONS
                                  ---------    ----------   -------------    ----------
SMALL CAP EQUITY FUND
Year Ended 12/31/04            $      25.18         (0.05)@         6.66           6.61
Year Ended 12/31/03            $      18.37         (0.04)@         6.85           6.81
Year Ended 12/31/02            $      22.25         (0.04)@        (3.71)         (3.75)
11/1/01 Through 12/31/01^      $      20.27         (0.01)@         1.99           1.98
Year Ended 10/31/01            $      28.52         (0.10)         (4.26)         (4.36)
Year Ended 10/31/00            $      23.10         (0.05)@         8.12           8.07

SMALL CAP CORE FUND (m)
Year Ended 12/31/04            $      44.39          0.09           9.51           9.60
Year Ended 12/31/03            $      33.35          0.02          11.70          11.72
Year Ended 12/31/02            $      40.46          0.04          (6.86)         (6.82)
11/1/01 Through 12/31/01^      $      36.65          0.01           3.81           3.82
Year Ended 10/31/01            $      51.12          0.10          (7.61)         (7.51)
Year Ended 10/31/00            $      47.66          0.08          12.44          12.52

                                    PER SHARE OPERATING PERFORMANCE:
                               ------------------------------------------
                                           LESS DISTRIBUTIONS:
                               ------------------------------------------
                                  DIVIDENDS
                                   FROM NET  DISTRIBUTIONS
                                 INVESTMENT   FROM CAPITAL          TOTAL
                                     INCOME          GAINS  DISTRIBUTIONS
                                 ----------  -------------  -------------
SMALL CAP EQUITY FUND
Year Ended 12/31/04                      --           3.83           3.83
Year Ended 12/31/03                      --             --             --
Year Ended 12/31/02                      --           0.13           0.13
11/1/01 Through 12/31/01^                --             --             --
Year Ended 10/31/01                      --           3.89           3.89
Year Ended 10/31/00                      --           2.65           2.65

SMALL CAP CORE FUND (m)
Year Ended 12/31/04                    0.07          10.46          10.53
Year Ended 12/31/03                    0.01           0.67           0.68
Year Ended 12/31/02                    0.03           0.26           0.29
11/1/01 Through 12/31/01^              0.01             --           0.01
Year Ended 10/31/01                    0.14           6.82           6.96
Year Ended 10/31/00                    0.08           8.98           9.06



  ^  The Fund changed its fiscal year end from October 31 to December 31.

  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

(m)  Formerly JPMorgan Trust Small Cap Equity Fund.

                               PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                               --------------------------------    ----------------------------------------------
                                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                                                  -------------------------------
                                                                    NET ASSETS,                               NET
                                  NET ASSET                              END OF                        INVESTMENT
                                 VALUE, END               TOTAL          PERIOD            NET             INCOME
                                  OF PERIOD          RETURN (a)      (MILLIONS)       EXPENSES             (LOSS)
                                 ----------          ----------     -----------       --------         ----------
SMALL CAP EQUITY FUND
Year Ended 12/31/04            $      27.96               26.81%   $        211           0.85%             (0.17%)
Year Ended 12/31/03            $      25.18               37.07%   $        636           0.85%             (0.22%)
Year Ended 12/31/02            $      18.37              (16.87%)  $        502           0.85%             (0.22%)
11/1/01 Through 12/31/01^      $      22.25                9.77%   $        532           0.88%             (0.31%)
Year Ended 10/31/01            $      20.27              (16.19%)  $        390           0.88%             (0.30%)
Year Ended 10/31/00            $      28.52               37.94%   $        383           0.88%             (0.20%)

SMALL CAP CORE FUND (m)
Year Ended 12/31/04            $      43.46               22.31%   $        904           0.64%              0.25%
Year Ended 12/31/03            $      44.39               35.20%   $        386           0.60%              0.04%
Year Ended 12/31/02            $      33.35              (16.94%)  $        259           0.51%              0.10%
11/1/01 Through 12/31/01^      $      40.46               10.42%   $        317           0.40%              0.09%
Year Ended 10/31/01            $      36.65              (15.47%)  $        299           0.34%              0.28%
Year Ended 10/31/00            $      51.12               30.16%   $        380           0.50%              0.19%

                                               RATIOS/SUPPLEMENTAL DATA:
                               ----------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS: #
                               --------------------------------------------
                                                             NET INVESTMENT
                                           EXPENSES           INCOME (LOSS)
                                   WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                     REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
                               --------------------    --------------------     ---------
SMALL CAP EQUITY FUND
Year Ended 12/31/04                            1.11%                  (0.43%)          44%
Year Ended 12/31/03                            1.12%                  (0.49%)          38%
Year Ended 12/31/02                            1.09%                  (0.46%)          51%
11/1/01 Through 12/31/01^                      1.10%                  (0.53%)           6%
Year Ended 10/31/01                            1.12%                  (0.54%)          47%
Year Ended 10/31/00                            1.13%                  (0.45%)          75%

SMALL CAP CORE FUND (m)
Year Ended 12/31/04                            1.12%                  (0.23%)         170%
Year Ended 12/31/03                            1.10%                  (0.46%)          48%
Year Ended 12/31/02                            1.11%                  (0.50%)          52%
11/1/01 Through 12/31/01^                      1.12%                  (0.63%)           7%
Year Ended 10/31/01                            1.13%                  (0.51%)          50%
Year Ended 10/31/00                            1.07%                  (0.38%)          76%

                                            PER SHARE OPERATING PERFORMANCE:
                               --------------------------------------------------------
                                                 INCOME FROM INVESTMENT OPERATIONS:
                                             ------------------------------------------
                                                               NET GAINS
                                                            OR LOSSES ON
                                  NET ASSET           NET     SECURITIES
                                     VALUE,    INVESTMENT          (BOTH     TOTAL FROM
                                  BEGINNING        INCOME   REALIZED AND     INVESTMENT
                                  OF PERIOD        (LOSS)    UNREALIZED)     OPERATIONS
                                  ---------    ----------   -------------    ----------
U.S. SMALL COMPANY FUND+
Year Ended 12/31/04            $      13.90         (0.03)@         1.91           1.88
Year Ended 12/31/03            $       9.97          0.02@          3.94           3.96
Year Ended  12/31/02           $      12.57          0.03          (2.60)         (2.57)
6/1/01 Through 12/31/01^       $      13.43          0.04@         (0.79)         (0.75)
Year Ended 5/31/01             $      14.45          0.05           0.04           0.09
Year Ended 5/31/00             $      11.49            --           2.97           2.97

                                    PER SHARE OPERATING PERFORMANCE:
                               ------------------------------------------
                                           LESS DISTRIBUTIONS:
                               ------------------------------------------
                                  DIVIDENDS
                                   FROM NET  DISTRIBUTIONS
                                 INVESTMENT   FROM CAPITAL          TOTAL
                                     INCOME          GAINS  DISTRIBUTIONS
                                 ----------  -------------  -------------
U.S. SMALL COMPANY FUND+
Year Ended 12/31/04                      --           2.00           2.00
Year Ended 12/31/03                    0.03             --           0.03
Year Ended  12/31/02                   0.03             --           0.03
6/1/01 Through 12/31/01^               0.05           0.06           0.11
Year Ended 5/31/01                     0.03           1.08           1.11
Year Ended 5/31/00                     0.01             --           0.01



  ^  The Fund changed its fiscal year end from May 31 to December 31.
  + On September 10, 2001, the class underwent a split of shares. Prior periods have been restated to reflect the split.

  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

                               PER SHARE OPERATING PERFORMANCE:             RATIOS/SUPPLEMENTAL DATA:
                               --------------------------------    ----------------------------------------------
                                                                                  RATIOS TO AVERAGE NET ASSETS: #
                                                                                  -------------------------------
                                                                    NET ASSETS,                               NET
                                  NET ASSET                              END OF                        INVESTMENT
                                 VALUE, END               TOTAL          PERIOD            NET             INCOME
                                  OF PERIOD          RETURN (a)      (MILLIONS)       EXPENSES             (LOSS)
                                 ----------          ----------     -----------       --------         ----------
U.S. SMALL COMPANY FUND+
Year Ended 12/31/04            $      13.78               13.73%   $        119           1.01%             (0.18%)
Year Ended 12/31/03            $      13.90               39.72%   $        156           1.01%              0.15%
Year Ended  12/31/02           $       9.97              (20.48%)  $        199           1.01%              0.23%
6/1/01 Through 12/31/01^       $      12.57               (5.56%)  $        286           1.01%              0.39%
Year Ended 5/31/01             $      13.43                0.75%   $        296           1.01%              0.35%
Year Ended 5/31/00             $      14.45               25.90%   $        285           1.00%              0.05%

                                               RATIOS/SUPPLEMENTAL DATA:
                               ----------------------------------------------------------
                                      RATIOS TO AVERAGE NET ASSETS: #
                               --------------------------------------------
                                                             NET INVESTMENT
                                           EXPENSES           INCOME (LOSS)
                                   WITHOUT WAIVERS,        WITHOUT WAIVERS,     PORTFOLIO
                                     REIMBURSEMENTS          REIMBURSEMENTS      TURNOVER
                               AND EARNINGS CREDITS    AND EARNINGS CREDITS      RATE (a)
                               --------------------    --------------------     ----------
U.S. SMALL COMPANY FUND+
Year Ended 12/31/04                            1.15%                  (0.32%)         129%
Year Ended 12/31/03                            1.11%                   0.05%           78%
Year Ended  12/31/02                           1.10%                   0.14%           90%
6/1/01 Through 12/31/01^                       1.04%                   0.36%           48%~
Year Ended 5/31/01                             1.01%                   0.35%          110%~
Year Ended 5/31/00                             1.00%                   0.05%          104%~

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net

Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

REDUCED RATE FUND


FUND                                           CLASS         NET EXPENSE RATIO       GROSS EXPENSE RATIO
----------------------------------------    ------------   ---------------------   -----------------------
JPMorgan U.S. Equity Fund                      Select              0.79%                    0.85%


NON-REDUCED RATE FUND


FUND                                           CLASS         NET EXPENSE RATIO       GROSS EXPENSE RATIO
----------------------------------------    ------------   ---------------------   -----------------------
JPMorgan Diversified Fund                      Select              0.89%                    1.06%


A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:


- On May 1, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;


-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN U.S. EQUITY FUND


                                           SELECT CLASS
                             ----------------------------------------
                                         GROSS        NET        NET
                             ANNUAL   CUMULATIVE  CUMULATIVE   ANNUAL
PERIOD ENDED                  COSTS     RETURN      RETURN     RETURN
--------------------------  -------   ----------  ----------  --------
April 30, 2006                $  81         5.00%       4.21%     4.21%
April 30, 2007                $  90        10.25%       8.53%     4.15%
April 29, 2008                $  94        15.76%      13.04%     4.15%
April 30, 2009                $  98        21.55%      17.73%     4.15%
April 30, 2010                $ 102        27.63%      22.61%     4.15%
April 30, 2011                $ 106        34.01%      27.70%     4.15%
April 29, 2012                $ 111        40.71%      33.00%     4.15%
April 30, 2013                $ 115        47.75%      38.52%     4.15%
April 30, 2014                $ 120        55.13%      44.27%     4.15%
April 30, 2015                $ 125        62.89%      50.26%     4.15%



JPMORGAN DIVERSIFIED FUND



                                           SELECT CLASS
                             ----------------------------------------
                                         GROSS        NET        NET
                             ANNUAL   CUMULATIVE  CUMULATIVE   ANNUAL
PERIOD ENDED                  COSTS     RETURN      RETURN     RETURN
--------------------------  -------   ----------  ----------  --------
April 30, 2006                $  91         5.00%       4.11%     4.11%
April 30, 2007                $ 113        10.25%       8.21%     3.94%
April 29, 2008                $ 117        15.76%      12.47%     3.94%
April 30, 2009                $ 122        21.55%      16.90%     3.94%
April 30, 2010                $ 126        27.63%      21.51%     3.94%
April 30, 2011                $ 131        34.01%      26.30%     3.94%
April 29, 2012                $ 137        40.71%      31.27%     3.94%
April 30, 2013                $ 142        47.75%      36.45%     3.94%
April 30, 2014                $ 147        55.13%      41.82%     3.94%
April 30, 2015                $ 153        62.89%      47.41%     3.94%

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HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295 for each of the Funds except Mid Cap Value Fund is 811-21295

Investment Company Act File No. for Mid Cap Value Fund is 811-8189


(C) JPMorgan Chase & Co. All Rights Reserved. May 2005


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-EQS-505

PROSPECTUS MAY 1, 2005



JPMORGAN
U.S. EQUITY
FUNDS
INSTITUTIONAL CLASS SHARES


DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
MID CAP VALUE FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND

VALUE ADVANTAGE FUND

VALUE OPPORTUNITIES FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Disciplined Equity Fund                                                      1

Diversified Fund                                                             7

Mid Cap Value Fund                                                          14

U.S. Equity Fund                                                            20

U.S. Small Company Fund                                                     26

Value Advantage Fund                                                        32

Value Opportunities Fund                                                    37

The Funds' Management and Administration                                    42

How to Do Business with the Funds                                           45

    Purchasing Fund Shares                                                  45

    Exchanging Fund Shares                                                  49

    Redeeming Fund Shares                                                   50

Shareholder Information                                                     52

    Distributions and Taxes                                                 52

    Availability of Proxy Voting Record                                     52

    Portfolio Holdings Disclosure                                           53

Risk and Reward Elements                                                    54

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates                                   60

Financial Highlights                                                        62

Appendix A--Legal Proceedings and Additional
Fee and Expense Information                                                 66

How To Reach Us                                                     BACK COVER

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 54-59.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's Corporation (S&P) 500 Index.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998     32.35%
1999     18.32%
2000    -10.87%
2001    -11.71%
2002    -24.76%
2003     29.60%
2004     11.23%

BEST QUARTER 4th quarter, 1998      22.85%
WORST QUARTER 3rd quarter, 2002    -17.74%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/3/97 (commencement of operations) to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                                 PAST 1 YEAR    PAST 5 YEARS      LIFE OF FUND
--------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                    11.23           (3.12)             7.37

Return After Taxes on Distributions                                    10.98           (3.41)             6.61

Return After Taxes on Distributions and Sale of Fund Shares             7.61           (2.77)             6.03
--------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    10.88           (2.30)             7.24
--------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       8.30           (2.99)             6.08

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is from 1/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.20
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.55
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.10)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.45

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.45% of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                           1 YEAR       3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                   46           166          297           680

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 54-59.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

-  52% medium- and large-cap U.S. equity securities

-  35% U.S. and foreign fixed income investments

-  10% foreign equity securities

-  3% small-cap U.S. equity securities

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The adviser, JPMIM, may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS
In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund.

Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.


If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Board Investment Grade Bond (35%) and Morgan Stanley Capital Investment (MSCI) Europe, Australia and Far East (EAFE) (10%) indexes.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995       26.84%
1996       13.68%
1997       18.89%
1998       18.60%
1999       14.23%
2000       -3.97%
2001       -5.54%
2002      -13.00%
2003       21.20%
2004        9.55%

BEST QUARTER 4th quarter, 1998            13.48%
WORST QUARTER 3rd quarter, 2002          -10.95%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/95 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/95.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                   PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                       9.55              0.94               9.30

Return After Taxes on Distributions                                       9.06              0.07               7.32

Return After Taxes on Distributions and Sale of Fund Shares               6.47              0.31               6.96
-------------------------------------------------------------------------------------------------------------------
FUND BENCHMARK^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                       9.80              1.91              10.26
-------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      10.88             (2.30)             12.07
-------------------------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         8.98              2.95               9.44

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             0.55
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.24
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.89
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.24)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.65


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                           1 YEAR       3 YEARS      5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                   66           260          470         1,074

JPMORGAN MID CAP VALUE FUND


Currently, the Fund is publicly offered on a limited basis. (Please see "Purchasing Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 54-59.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.


Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
The adviser, JPMIM, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell Midcap(R) Value Index, a broad-based market index, and the Lipper Mid-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1998       19.77%
1999       13.87%
2000       35.28%
2001        9.91%
2002        3.23%
2003       30.62%
2004       20.99%

BEST QUARTER 4th quarter, 1998            17.96%
WORST QUARTER 3rd quarter, 1998          -11.06%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004(1)

                                                                  PAST 1 YEAR      PAST 5 YEARS      LIFE OF FUND
-----------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                     20.99             19.39             19.06

Return After Taxes on Distributions                                     20.51             18.19             16.70

Return After Taxes on Distributions and Sale of Fund Shares             13.92             16.39             15.38
-----------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                     23.71             13.48             10.67
-----------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                       19.53             10.87              9.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 11/13/97. Performance for the indexes is from 11/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             0.65
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.20
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.95
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.20)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.75


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Institutional Class Shares and your actual costs may be higher or lower.


                                            1 YEAR       3 YEARS      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                    77           283          506         1,148

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 54-59.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic than those of large-capitalization companies.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995          32.83%
1996          21.22%
1997          28.58%
1998          24.79%
1999          14.88%
2000          -6.37%
2001          -9.30%
2002         -26.50%
2003          32.63%
2004          10.96%

BEST QUARTER 4th quarter, 1998            21.46%
WORST QUARTER 3rd quarter, 2002          -18.07%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/95 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                   PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                      10.96             (1.68)             10.55

Return After Taxes on Distributions                                      10.79             (2.17)              7.84

Return After Taxes on Distributions and Sale of Fund Shares               7.34             (1.63)              7.95
-------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      10.88             (2.30)             12.07
-------------------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                         8.30             (2.99)             10.26

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             0.40
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.19
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.69
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.05)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.64


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.64% of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                            1 YEAR       3 YEARS      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                    65           216          379           854

JPMORGAN U.S. SMALL COMPANY FUND


Currently, the Fund is publicly offered on a limited basis. (Please see "Purchasing Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 54-59.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000(R) Index at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those stocks that it considers most attractive. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.


The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants to buy common stocks.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995         31.88%
1996         20.84%
1997         22.70%
1998         -5.28%
1999         44.30%
2000         -9.59%
2001         -8.85%
2002        -20.36%
2003         40.03%
2004         13.82%

BEST QUARTER 4th quarter, 1999            34.75%
WORST QUARTER 3rd quarter, 2001          -22.61%


* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/95 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                   PAST 1 YEAR      PAST 5 YEARS      PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                      13.82              0.90              10.83

Return After Taxes on Distributions                                      11.63             (0.10)              8.90

Return After Taxes on Distributions and Sale of Fund Shares              11.84              0.51               8.58
-------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      18.33              6.61              11.53
-------------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                        18.37              9.06              12.98

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             0.60
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.22
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.92
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.09)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.83


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.83% of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.


                                            1 YEAR       3 YEARS      5 YEARS      10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                    85           284          500         1,123

JPMORGAN VALUE ADVANTAGE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 54-59.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term total return from a combination of income and capital gains.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes such companies offer attractive opportunities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest up to 10% of its assets in high yield securities, which are below investment grade (junk bonds).

The Fund may invest up to 10% of its assets in initial public offerings.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, uses a "bottom-up" approach in constructing the Fund's portfolio, investing in quality businesses whose stock prices appear to be undervalued. Quality businesses are generally expected to have a strong competitive position, low business cyclicality, high returns, and strong management. The strength of the management team is usually evaluated based on its historic ability to create shareholder value through effective capital allocation.

In determining whether an investment is undervalued, the adviser evaluates quantitative measures that may include, but are not limited to, Price/Earnings ratios, Free Cash Flow yield, Enterprise Value analysis, and Sum-of-the-Parts analysis. Investments are typically sold from the Fund's portfolio when the adviser believes a stock is no longer undervalued, the operating performance underlying the business deteriorates from the adviser's expectations, or additional investment opportunities with high expected returns emerge to crowd-out existing portfolio holdings with lower expected returns.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies which may cause its share price changes to become more sudden or more erratic. This occurs because the securities of smaller companies are likely to fluctuate more dramatically than the securities of larger companies and may trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller companies also may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

To the extent that the Fund seeks higher returns by investing in non-investment grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long term goal such as retirement

- want to add an investment which crosses all levels of market capitalization and seek value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
The Fund commenced operations on 2/28/05 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The estimated expenses for Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                             0.65
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.27
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.02
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.27)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.75



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.



                                            1 YEAR       3 YEARS
----------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                    77           298

JPMORGAN VALUE OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a detailed discussion of the Fund's main risks, please see pages 54-59.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser builds a portfolio that it believes has characteristics of undervalued securities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by government entities and private issuers.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic than those of large-capitalization companies.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.


If the Fund invests a substantial portion of its assets in money market instruments and repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.


The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Shares for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell(R) 1000 Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*

2002        -12.54%
2003         32.63%
2004         17.14%

BEST QUARTER 2nd quarter, 2003            18.19%
WORST QUARTER 3rd quarter, 2002          -15.91%


* The performance for the period before Institutional Class Shares were launched on 12/31/04 is based on the performance of Class A Shares of the Fund, which are not offered in this prospectus. The Fund's fiscal year end is 12/31. On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*


                                                                  PAST 1 YEAR      LIFE OF FUND
------------------------------------------------------------------------------------------------
Return Before Taxes                                                      17.14             10.76

Return After Taxes on Distributions                                      14.91              7.65

Return After Taxes on Distributions and Sale of Fund Shares              14.11              8.38
------------------------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      16.49              8.57
------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                        11.99              4.81


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES
The expenses of Institutional Class Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                             0.50
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.24
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                          0.84
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                  (0.19)
--------------------------------------------------------------------------------
NET EXPENSES                                                                0.65

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.


(2) Reflects a written agreement pursuant to which JPMIM, JPMDS, and Business Manager agree that they will waive fees or reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses) exceed 0.65% of average daily net assets through 4/30/06. In addition the Fund's other service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

                                           1 YEAR       3 YEARS      5 YEARS       10 YEARS
-------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                   66           249          447          1,020

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Funds, except for the Mid Cap Value Fund and the Value Opportunities Fund, are series of JPMorgan Trust I, a Delaware statutory trust. The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation. The trustees of the trust and the directors of each corporation are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.


Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. During the most recent fiscal year ended 12/31/04, the adviser was paid management fees (net of waivers), as shown below as a percentage of average daily net assets as follows:



FUND                                             %
DISCIPLINED EQUITY FUND                         0.25
----------------------------------------------------
DIVERSIFIED FUND                                0.45
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MID CAP VALUE FUND                              0.57
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U.S. EQUITY FUND                                0.40
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U.S. SMALL COMPANY FUND                         0.60
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VALUE OPPORTUNITIES FUND                        0.41



The Value Advantage Fund will pay the adviser a management fee of 0.65% of average daily net assets.


THE PORTFOLIO MANAGERS

DISCIPLINED EQUITY FUND

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, and Raffaele Zingone, Vice President of JPMIM and a CFA charterholder. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.


DIVERSIFIED FUND

The portfolio management team is led by Anne Lester, Vice President of JPMIM, who has been at JPMIM since 1992, and Patrik Jakobson, Managing Director of JPMIM, who has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.

MID CAP VALUE FUND

The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM, and Lawrence E. Playford, Vice President of JPMIM and CFA charterholder. Mr. Simon has worked with various affiliates of the JPMIM since 1980 and has been a portfolio manager since 1986. Mr. Playford has worked with various affiliates of JPMIM since 1993.



U.S. EQUITY FUND

The portfolio management team is led by Susan Bao, Vice President of JPMIM or one of its affiliates since 1997, and Helge Skibeli, Managing Director of JPMIM or one of its affiliates since 1990. Mr. Skibeli is head of the U.S. Equity Research Group.

U.S. SMALL COMPANY FUND

The portfolio management team is led by a Christopher T. Blum, Managing Director of JPMIM and CFA charterholder, and Dennis S. Ruhl, Vice President of JPMIM and CFA charterholder. Mr. Blum has been an employee of JPMIM or one of its affiliates since 2001. Previously, Mr. Blum worked for Pomona Capital in the valuation and acquisition of private equity assets. Mr. Ruhl has been an employee of JPMIM or one of its affiliates since 1999.

VALUE ADVANTAGE FUND
The portfolio management team is led by Messrs. Simon and Playford. Information on Messrs. Simon and Playford are discussed earlier in this prospectus.

VALUE OPPORTUNITIES FUND
The portfolio management team is led by Bradford L. Frishberg, Managing Director of JPMIM, and Alan Gutmann, Vice President of JPMIM. Mr. Frishberg, who joined the team in 2000, has worked for JPMIM or one of its affiliates since 1996.
Mr. Gutmann has worked at JPMIM and in the team since 2003. Prior to working at JPMIM, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and Oppenheimer Capital from 1991 until 2000.

The Funds' Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.


THE FUNDS' ADMINISTRATORS
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Funds, except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund, except for the Value Opportunities Fund, for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.


Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and administrative oversight of each of the Value Opportunities Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equalling 0.175% of average daily net assets of the Fund. During the fiscal year ended December 31, 2004 the Business Manager was paid a fee of .088% (net of waivers) of average daily net assets. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $75 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.


THE FUNDS' SHAREHOLDER SERVICING AGENT
The Trust and the Corporation, on behalf of the Funds, have entered into shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund.

JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR
JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrator and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?
Institutional Class Shares may be purchased by institutional investors such as corporations, pension and profit sharing plans, and foundations, and any organization authorized to act in a fiduciary, advisory, custodial or agency capacity, including affiliates of JPMorgan Chase.


Accounts may be opened with the Funds' transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

WHAT DOES IT MEAN THAT THE FUND IS PUBLICLY OFFERED ON A LIMITED BASIS?

As of the close of business on March 31, 2005, the Mid Cap Value Fund is publicly offered on a limited basis. As of the close of business on February 28, 2005, the U.S. Small Company Fund is publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Funds except as described below:

- Mid Cap Value Fund shareholders of record as of March 31, 2005, and U.S. Small Company Fund shareholders of record as of February 28, 2005, will be able to continue to purchase additional shares of their respective Fund either through JPMorgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Mid Cap Value Fund and U.S. Small Company Fund, respectively;

- Mid Cap Value Fund shareholders of record as of March 31, 2005 will be able to add to their accounts through exchanges from other JPMorgan Funds for shares of the Fund and U.S. Small Company Fund shareholders of record as of February 28, 2005 will be able to add to their accounts through exchanges from other JPMorgan Funds for shares of their respective Fund;

- Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering the Mid Cap Value Fund as of March 31, 2005, or the U.S. Small Company Fund as of February 28, 2005 may open new participant accounts in such Fund and purchase additional shares in existing participant accounts. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering the Mid Cap Value Fund that are not funded as of March 31, 2005, or U.S. Small Company Fund that are not funded as of February 28, 2005 may also open new participant accounts in such Fund if the Fund received notice of the group employer retirement plan's intention to offer the Mid Cap Value Fund to its participants prior to March 31, 2005 or intention to offer the U.S. Small Company Fund to its participants prior to February 28, 2005 ; or

- Wrap program sponsors may open new participant accounts in the Funds and purchase additional shares in existing participant accounts provided the wrap program sponsor established account(s) with the Fund that are part of a wrap program prior to March 31, 2005 for the Mid Cap Value Fund or prior to February 28, 2005 for U.S. Small Company Fund. Other Financial Intermediaries which have selected and offered the Fund as part of an asset allocation model used for client accounts for which such Financial Intermediary has investment discretion may also open new client accounts in the Fund and purchase additional shares in existing client accounts, provided such Financial Intermediary established account(s) with the Fund as part of such Financial Intermediary's asset allocation model prior to March 31, 2005 for the Mid Cap Value Fund or prior to February 28, 2005 for U.S. Small Company Fund.

After March 31, 2005, if all shares of the Mid Cap Value Fund or after February 28, 2005, if all shares of the U.S. Small Company Fund in an existing shareholder's account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder's account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If after March 31, 2005, the Mid Cap Value Fund or, if after February 28, 2005, the U.S. Small Company Fund receives a purchase order directly from an investor who is not eligible to purchase shares of with the Fund, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Funds reserve the right to change these policies at any time.


WHEN CAN I BUY FUND SHARES?
Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.


On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to a Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.


Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?
Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Boards. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.


Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waiver, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Fund or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
  (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
  (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?
You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?
If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.


Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

   For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Disciplined Equity, Diversified, and U.S. Equity Funds generally distribute any net investment income at least quarterly. The Mid Cap Value, U.S. Small Company, Value Advantage Fund and Value Opportunities Funds generally distribute net investment income at least annually. Net capital gains, if any, are distributed annually.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD
The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. Value Opportunities Fund proxies are voted by a designated Fund officer. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS
This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help a Fund manage risk.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities         - The Funds can take advantage of     - The Funds segregate liquid assets
  before issue or for delayed           attractive transaction                to offset leverage risks
  delivery, it could be exposed to      opportunities
  leverage risk if it does not
  segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise a     - The Funds could realize gains in a  - The Funds generally avoid
  Fund's brokerage and related costs    short period of time                  short-term trading, except to take
                                                                              advantage of attractive or
- Increased short-term capital gains  - The Funds could protect against       unexpected opportunities or to
  distributions could raise             losses if a stock is overvalued       meet demands generated by
  shareholders' income tax              and its value later falls             shareholder activity
  liability. Such an increase in
  transaction costs and/or tax
  liability, if not offset by gains
  from short-term trading, would
  reduce a Fund's returns.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
ETFs AND OTHER INVESTMENT
COMPANIES

- If a Fund invests in shares of      - Helps to manage smaller cash flows  - Absent an exemptive order of the
  another investment company,                                                 Securities and Exchange Commission
  shareholders would bear not only    - Investing in ETFs offers instant      (the "SEC"), a Fund's investments
  their proportionate share of the      exposure to an index or a broad       in other investment companies,
  Fund's expenses, but also similar     range of markets, sectors,            including ETFs, are subject to the
  expenses of the investment company    geographic regions and industries     percentage limitations of the
                                                                              Investment Company Act of 1940
- The price movement of an ETF may                                            ("1940 Act")(1)
  not track the underlying index,
  market, sector, regions or                                                - A SEC exemptive order granted to
  industries and may result in a                                              various iShares funds (which are
  loss                                                                        ETFs) and their investment adviser
                                                                              permits each Fund to invest beyond
                                                                              the 1940 Act limits, subject to
                                                                              certain terms and conditions,
                                                                              including a finding of the Funds'
                                                                              Board that the advisory fees
                                                                              charged by the adviser are for
                                                                              services that are in addition to,
                                                                              and not duplicative of, the
                                                                              advisory services provided to
                                                                              those ETFs

                                                                            - A SEC exemptive order permits each
                                                                              Fund to invest its uninvested
                                                                              cash, up to 25% of its assets, in
                                                                              one or more affiliated money
                                                                              market funds if the adviser waives
                                                                              and/or reimburses its advisory fee
                                                                              from the Fund in an amount
                                                                              sufficient to offset any doubling
                                                                              up of investment advisory,
                                                                              shareholder servicing and
                                                                              administrative fees


(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
DERIVATIVES

- Derivatives such as futures,        - Hedges that correlate well with     - The Funds use derivatives for
  options, swaps, and forward           underlying positions can reduce or    hedging and for risk management
  foreign currency contracts(1) that    eliminate losses at low cost          (i.e., to establish or adjust
  are used for hedging the portfolio                                          exposure to particular securities,
  or specific securities may not      - The Funds could make money and        markets or currencies); risk
  fully offset the underlying           protect against losses if             management may include management
  positions and this could result in    management's analysis proves          of a Fund's exposure relative to
  losses to a Fund that would not       correct                               its benchmark; Mid Cap Value Fund
  have otherwise occurred                                                     may also use derivatives in an
                                      - Derivatives that involve leverage     effort to produce increased income
- Derivatives used for risk             could generate substantial gains      and gain
  management or, for certain Funds,     at low cost
  to increase a Fund's gain may not                                         - A Fund only establishes hedges
  have the intended effects and may                                           that it expects will be highly
  result in losses or missed                                                  correlated with underlying
  opportunities                                                               positions

- The counterparty to a derivatives                                         - While the Funds may use
  contract could default                                                      derivatives that incidentally
                                                                              involve leverage, they do not use
- Derivatives that involve leverage                                           them for the specific purpose of
  could magnify losses                                                        leveraging their portfolio

- Certain types of derivatives
  involve costs to a Fund which can
  reduce returns

- Derivatives may, for tax purposes,
  affect the character of gain and
  loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets, and
  defer recognition of certain of a
  Fund's losses.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
SECURITIES LENDING

- When a Fund lends a security,       - The Funds may enhance income        - The adviser maintains a list of
  there is a risk that the loaned       through the investment of the         approved borrowers
  securities may not be returned if     collateral received from the
  the borrower or the lending agent     borrower                            - The Funds receive collateral equal
  defaults                                                                    to at least 100% of the current
                                                                              value of the securities loaned
- The collateral will be subject to                                           plus accrued interest
  the risks of the securities in
  which it is invested                                                      - The lending agents indemnify the
                                                                              Funds against borrower default

                                                                            - The adviser's collateral
                                                                              investment guidelines limit the
                                                                              quality and duration of collateral
                                                                              investment to minimize losses

                                                                            - Upon recall, the borrower must
                                                                              return the securities loaned
                                                                              within the normal settlement
                                                                              period

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
MARKET CONDITIONS

- Each Fund's share price and         - Stocks have generally outperformed  - Under normal circumstances each
  performance will fluctuate in         more stable investments (such as      Fund plans to remain fully
  response to stock and/or bond         bonds and cash equivalents) over      invested in accordance with its
  market movements                      the long term                         policies and may invest uninvested
                                                                              cash in affiliated money market
- Adverse market conditions may from  - With respect to the Diversified       funds; equity securities may
  time to time cause a Fund to take     Fund, a diversified, balanced         include common stocks, convertible
  temporary defensive positions that    portfolio should mitigate the         securities, preferred stocks,
  are inconsistent with its             effects of wide market                depositary receipts (such as
  principal investment strategies       fluctuations, especially when         American Depositary Receipts and
  and may hinder the Fund from          stock and bond prices move in         European Depositary Receipts),
  achieving its investment objective    different directions                  trust or partnership interests,
                                                                              warrants, rights and investment
                                                                              company securities

                                                                            - Each Fund seeks to limit risk and
                                                                              enhance performance through active
                                                                              management and/or diversification

                                                                            - During severe market down-turns,
                                                                              each Fund has the option of
                                                                              investing up to 100% of its assets
                                                                              in high quality short-term
                                                                              instruments

MANAGEMENT CHOICES

- A Fund could underperform its       - A Fund could outperform its         - The adviser focuses its active
  benchmark due to its securities       benchmark due to these same           management on securities
  and asset allocation choices          choices                               selection, the area where it
                                                                              believes its commitment to
                                                                              research can most enhance returns
                                                                              and manage risks in a consistent
                                                                              way

                                                                            POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                     AND REWARD
FOREIGN INVESTMENTS

- Currency exchange rate movements    - Favorable exchange rate movements   - Each Fund anticipates that its
  could reduce gains or create          could generate gains or reduce        total foreign investments will not
  losses                                losses                                exceed 20% of total assets (30%
                                                                              for Diversified Fund)
- A Fund could lose money because of  - Foreign investments, which
  foreign government actions,           represent a major portion of the    - The Funds actively manage the
  political instability or lack of      world's securities, offer             currency exposure of their foreign
  adequate and accurate information     attractive potential performance      investments relative to their
                                        and opportunities for                 benchmarks, and may hedge back
- Currency and investment risks tend    diversification                       into the U.S. dollar from time to
  to be higher in emerging markets;                                           time (see also "Derivatives");
  these markets also present higher   - Emerging markets can offer higher     these currency management
  liquidity and valuation risks         returns                               techniques may not be available
                                                                              for certain emerging markets
                                                                              investments

ILLIQUID HOLDINGS

- Each Fund could have difficulty     - These holdings may offer more       - No Fund may invest more than 15%
  valuing these holdings precisely      attractive yields or potential        of net assets in illiquid holdings
                                        growth than comparable widely
- Each Fund could be unable to sell     traded securities                   - To maintain adequate liquidity to
  these holdings at the time or                                               meet redemptions, each Fund may
  price it desires                                                            hold high quality short-term
                                                                              securities (including repurchase
                                                                              agreements) and, for temporary or
                                                                              extraordinary purposes, may borrow
                                                                              from banks up to 33 1/3% of the
                                                                              value of its total assets
                                                                              including drawing on a line of
                                                                              credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES


Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.)(JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor of all of the JPMorgan Funds and administrator of JPMorgan Funds (except for the Value Opportunities Fund) effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of the former One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for the Mid Cap Value Fund for the fiscal year ended 9/30/00 and prior has been audited by Ernst & Young LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request. All other information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is also available upon request.


INSTITUTIONAL CLASS SHARES


                                                               PER SHARE OPERATING PERFORMANCE:
                            ------------------------------------------------------------------------------------------------------
                                              INCOME FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                          -----------------------------------------    -------------------------------------------
                                                            NET GAINS
                                                         OR LOSSES ON
                             NET ASSET           NET       SECURITIES                   DIVIDENDS
                                VALUE,    INVESTMENT            (BOTH    TOTAL FROM      FROM NET   DISTRIBUTIONS
                             BEGINNING        INCOME     REALIZED AND    INVESTMENT    INVESTMENT    FROM CAPITAL            TOTAL
                             OF PERIOD        (LOSS)      UNREALIZED)    OPERATIONS        INCOME           GAINS    DISTRIBUTIONS
MID CAP VALUE FUND

Year Ended 12/31/04         $    18.77          0.17@            3.77          3.94          0.10            0.31             0.41
Year Ended 12/31/03         $    14.52          0.17@            4.27          4.44          0.08            0.11             0.19
Year Ended 12/31/02         $    14.14          0.15@            0.30          0.45          0.06            0.01             0.07
10/1/01 Through 12/31/01^   $    13.47          0.03@            1.48          1.51          0.09            0.75             0.84
Year Ended 9/30/01          $    13.06          0.15@            1.28          1.43          0.15            0.87             1.02
Year Ended 9/30/00          $    13.56          0.11             2.59          2.70          0.09            3.11             3.20

US SMALL COMPANY FUND

Year Ended 12/31/04         $    13.88            --@            1.89          1.89            --            2.00             2.00
Year Ended 12/31/03         $     9.95          0.04@            3.94          3.98          0.05              --             0.05
Year Ended 12/31/02         $    12.57          0.05            (2.61)        (2.56)         0.06              --             0.06
6/1/01 Through 12/31/01^^   $    13.34          0.05@           (0.78)        (0.73)         0.04              --             0.04
Year Ended 5/31/01          $    15.11          0.08             0.03          0.11          0.09            1.79             1.88
Year Ended 5/31/00          $    11.98          0.04             3.10          3.14          0.01              --             0.01



  ^  The Fund changed its fiscal year end from September 30 to December 31.
 ^^  The fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001 is the turnover rate of USSCP.

                           PER SHARE OPERATING PERFORMANCE:
                           --------------------------------
                                 NET ASSET
                                VALUE, END        TOTAL
                                 OF PERIOD   RETURN (a)
MID CAP VALUE FUND

Year Ended 12/31/04             $    22.30        20.99%
Year Ended 12/31/03             $    18.77        30.62%
Year Ended 12/31/02             $    14.52         3.23%
10/1/01 Through 12/31/01^       $    14.14        11.30%
Year Ended 9/30/01              $    13.47        11.19%
Year Ended 9/30/00              $    13.06        23.76%

US SMALL COMPANY FUND

Year Ended 12/31/04             $    13.77        13.82%
Year Ended 12/31/03             $    13.88        40.03%
Year Ended 12/31/02             $     9.95       (20.36%)
6/1/01 Through 12/31/01^^       $    12.57        (5.50%)
Year Ended 5/31/01              $    13.34         0.94%
Year Ended 5/31/00              $    15.11        26.23%

                                                                   RATIOS/SUPPLEMENTAL DATA:
                           --------------------------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                        ---------------------------------------------------------------------------
                                                                                                     NET INVESTMENT
                           NET ASSETS,                         NET                 EXPENSES           INCOME (LOSS)
                                END OF                  INVESTMENT         WITHOUT WAIVERS,        WITHOUT WAIVERS,   PORTFOLIO
                                PERIOD          NET         INCOME           REIMBURSEMENTS          REIMBURSEMENTS    TURNOVER
                            (MILLIONS)     EXPENSES         (LOSS)     AND EARNINGS CREDITS    AND EARNINGS CREDITS        RATE (a)
MID CAP VALUE FUND

Year Ended 12/31/04        $     1,215         0.75%          0.83%                    1.05%                   0.53%         41%
Year Ended 12/31/03        $       334         0.75%          1.00%                    1.07%                   0.68%         32%
Year Ended 12/31/02        $        59         0.75%          1.01%                    1.22%                   0.54%         51%
10/1/01 Through 12/31/01^  $         4         0.75%          0.94%                    3.30%!!                (1.61%)        15%
Year Ended 9/30/01         $         4         0.75%          1.07%                    3.25%!!                (1.43%)        98%
Year Ended 9/30/00         $         5         0.97%          0.84%                    4.24%!!                (2.43%)        99%

US SMALL COMPANY FUND

Year Ended 12/31/04        $        92         0.83%          0.00%                    0.97%                  (0.14%)       129%
Year Ended 12/31/03        $       183         0.83%          0.33%                    0.95%                   0.21%         78%
Year Ended 12/31/02        $       214         0.83%          0.41%                    0.93%                   0.31%         90%
6/1/01 Through 12/31/01^^  $       269         0.82%          0.57%                    0.86%                   0.53%         48%~
Year Ended 5/31/01         $       410         0.82%          0.54%                    0.82%                   0.54%        110%~
Year Ended 5/31/00         $       358         0.80%          0.26%                    0.82%                   0.24%        104%~

INSTITUTIONAL CLASS SHARES



                                                PER SHARE OPERATING PERFORMANCE:
                                     -----------------------------------------------------
                                                   INCOME FROM INVESTMENT OPERATIONS:
                                                 --------------------------------------
                                                                 NET GAINS
                                                              OR LOSSES ON
                                      NET ASSET         NET     SECURITIES
                                         VALUE,  INVESTMENT          (BOTH   TOTAL FROM
                                      BEGINNING      INCOME   REALIZED AND   INVESTMENT
                                      OF PERIOD      (LOSS)    UNREALIZED)   OPERATIONS
DISCIPLINED EQUITY FUND

Year Ended 12/31/04                  $    13.49        0.22           1.28         1.50
Year Ended 12/31/03                  $    10.55        0.18           2.92         3.10
Year Ended 12/31/02                  $    14.19        0.13@         (3.63)       (3.50)
6/1/01 Through 12/31/01^             $    15.65        0.07@         (1.44)       (1.37)
Year Ended 5/31/01                   $    17.54        0.14          (1.89)       (1.75)
Year Ended 5/31/00                   $    17.57        0.17           0.81         0.98

DIVERSIFIED FUND

Year Ended 12/31/04                  $    12.80        0.25@          0.96         1.21
Year Ended 12/31/03                  $    10.76        0.19@          2.07         2.26
Year Ended 12/31/02                  $    12.65        0.25@         (1.89)       (1.64)
7/1/01 Through 12/31/01*             $    13.20        0.14@         (0.50)       (0.36)
Year Ended 6/30/01                   $    14.93        0.39          (1.38)       (0.99)
Year Ended 6/30/00                   $    14.69        0.38           0.61         0.99

U.S. EQUITY FUND

Year Ended 12/31/04                  $     9.99        0.12@          0.97         1.09
Year Ended 12/31/03                  $     7.61        0.09@          2.38         2.47
Year Ended 12/31/02                  $    10.44        0.06          (2.82)       (2.76)
6/1/01 Through 12/31/01^             $    11.12        0.03@         (0.66)       (0.63)
Year Ended 5/31/01                   $    12.79        0.08          (0.96)       (0.88)
Year Ended 5/31/00                   $    15.08        0.11           0.26         0.37

                                            PER SHARE OPERATING PERFORMANCE:
                                     ----------------------------------------------------
                                                    LESS DISTRIBUTIONS:
                                     ----------------------------------------------------
                                      DIVIDENDS
                                       FROM NET  DISTRIBUTIONS
                                     INVESTMENT   FROM CAPITAL   RETURN OF          TOTAL
                                         INCOME          GAINS     CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND

Year Ended 12/31/04                        0.21             --          --+          0.21
Year Ended 12/31/03                        0.16             --          --           0.16
Year Ended 12/31/02                        0.14             --          --           0.14
6/1/01 Through 12/31/01^                   0.09             --          --           0.09
Year Ended 5/31/01                         0.14             --          --           0.14
Year Ended 5/31/00                         0.18           0.83          --           1.01

DIVERSIFIED FUND

Year Ended 12/31/04                        0.27             --          --           0.27
Year Ended 12/31/03                        0.22             --          --           0.22
Year Ended 12/31/02                        0.25             --          --           0.25
7/1/01 Through 12/31/01*                   0.19             --          --           0.19
Year Ended 6/30/01                         0.38           0.36          --           0.74
Year Ended 6/30/00                         0.27           0.48          --           0.75

U.S. EQUITY FUND

Year Ended 12/31/04                        0.11             --          --           0.11
Year Ended 12/31/03                        0.09             --          --           0.09
Year Ended 12/31/02                        0.07             --          --           0.07
6/1/01 Through 12/31/01^                   0.03           0.02          --           0.05
Year Ended 5/31/01                         0.08           0.71          --           0.79
Year Ended 5/31/00                         0.11           2.55          --           2.66


  ^  The Fund changed its fiscal year end from May 31 to December 31.
  *  The Fund changed its fiscal year end from June 30 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized for periods less than one year.
  #  Short periods have been annualized.
(e) Prior to September 10, 2001, the Fund invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.
(d) Prior to September 10, 2001, the Fund invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

(u) Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.
  +  Amount rounds to less than $.005.

                           PER SHARE OPERATING PERFORMANCE:
                          ----------------------------------
                           NET ASSET
                          VALUE, END            TOTAL
                           OF PERIOD           RETURN (a)
DISCIPLINED EQUITY FUND

Year Ended 12/31/04       $    14.78                11.23%
Year Ended 12/31/03       $    13.49                29.60%
Year Ended 12/31/02       $    10.55               (24.76%)
6/1/01 Through 12/31/01^  $    14.19                (8.73%)
Year Ended 5/31/01        $    15.65                (9.99%)
Year Ended 5/31/00        $    17.54                 5.54%

DIVERSIFIED FUND

Year Ended 12/31/04       $    13.74                 9.55%
Year Ended 12/31/03       $    12.80                21.20%
Year Ended 12/31/02       $    10.76               (13.00%)
7/1/01 Through 12/31/01*  $    12.65                (2.71%)
Year Ended 6/30/01        $    13.20                (6.69%)
Year Ended 6/30/00        $    14.93                 6.88%

U.S. EQUITY FUND

Year Ended 12/31/04       $    10.97                10.96%
Year Ended 12/31/03       $     9.99                32.63%
Year Ended 12/31/02       $     7.61               (26.50%)
6/1/01 Through 12/31/01^  $    10.44                (5.63%)
Year Ended 5/31/01        $    11.12                (6.99%)
Year Ended 5/31/00        $    12.79                 2.45%

                                                              RATIOS/SUPPLEMENTAL DATA:
                          -------------------------------------------------------------------------------------------------
                                                             RATIOS TO AVERAGE NET ASSETS: #
                                       --------------------------------------------------------------------
                                                                                            NET INVESTMENT
                          NET ASSETS,                    NET               EXPENSES          INCOME (LOSS)
                               END OF             INVESTMENT       WITHOUT WAIVERS,       WITHOUT WAIVERS,    PORTFOLIO
                               PERIOD       NET       INCOME         REIMBURSEMENTS         REIMBURSEMENTS     TURNOVER
                           (MILLIONS)  EXPENSES       (LOSS)   AND EARNINGS CREDITS   AND EARNINGS CREDITS         RATE (a)
DISCIPLINED EQUITY FUND

Year Ended 12/31/04       $       342      0.45%        1.52%                  0.60%                  1.37%          49%
Year Ended 12/31/03       $       418      0.45%        1.24%                  0.60%                  1.09%          77%
Year Ended 12/31/02       $       924      0.45%        1.09%                  0.65%                  0.89%          74%
6/1/01 Through 12/31/01^  $     1,162      0.45%        0.86%                  0.60%                  0.71%          33%(e)
Year Ended 5/31/01        $     1,210      0.45%        0.85%                  0.55%                  0.75%          72%(e)
Year Ended 5/31/00        $     1,476      0.45%        1.04%                  0.55%                  0.94%          56%(e)

DIVERSIFIED FUND

Year Ended 12/31/04       $       259      0.65%        1.90%                  0.94%                  1.61%         242%
Year Ended 12/31/03       $       281      0.65%        1.68%                  0.93%                  1.40%         210%
Year Ended 12/31/02       $       255      0.65%        1.98%                  0.91%                  1.72%         232%
7/1/01 Through 12/31/01*  $       505      0.65%        2.21%                  0.87%                  1.99%         107%(d)
Year Ended 6/30/01        $       582      0.65%        2.75%                  0.83%                  2.57%         185%(d)
Year Ended 6/30/00        $       622      0.65%        2.48%                  0.80%                  2.33%         217%(d)

U.S. EQUITY FUND

Year Ended 12/31/04       $        64      0.64%        1.20%                  0.74%                  1.10%          82%
Year Ended 12/31/03       $        76      0.64%        0.91%                  0.76%                  0.79%         101%
Year Ended 12/31/02       $        79      0.64%        0.74%                  0.77%                  0.61%          83%
6/1/01 Through 12/31/01^  $        90      0.65%        0.55%                  0.70%                  0.50%          48%(u)
Year Ended 5/31/01        $       151      0.62%        0.57%                  0.64%                  0.55%          81%(u)
Year Ended 5/31/00        $       241      0.60%        0.76%                  0.63%                  0.73%          89%(u)

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

REDUCED RATE FUND


FUND                                  CLASS         NET EXPENSE RATIO    GROSS EXPENSE RATIO
-------------------------         -------------     -----------------    -------------------
JPMorgan U.S. Equity Fund         Institutional          0.64%                  0.69%


NON-REDUCED RATE FUND


FUND                                  CLASS         NET EXPENSE RATIO    GROSS EXPENSE RATIO
-------------------------         -------------     -----------------    -------------------
JPMorgan Diversified Fund         Institutional          0.65%                  0.89%


A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:


- On May 1, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;


-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN U.S. EQUITY FUND


                                 INSTITUTIONAL CLASS
                      ----------------------------------------
                                GROSS          NET        NET
                      ANNUAL  CUMULATIVE   CUMULATIVE   ANNUAL
PERIOD ENDED          COSTS     RETURN       RETURN     RETURN
--------------------  ------  ----------   ----------   ------
April 30, 2006        $   65        5.00%        4.36%    4.36%
April 30, 2007        $   74       10.25%        8.86%    4.31%
April 29, 2008        $   77       15.76%       13.55%    4.31%
April 30, 2009        $   80       21.55%       18.44%    4.31%
April 30, 2010        $   83       27.63%       23.55%    4.31%
April 30, 2011        $   87       34.01%       28.87%    4.31%
April 29, 2012        $   91       40.71%       34.43%    4.31%
April 30, 2013        $   95       47.75%       40.22%    4.31%
April 30, 2014        $   99       55.13%       46.26%    4.31%
April 30, 2015        $  103       62.89%       52.57%    4.31%

JPMORGAN DIVERSIFIED FUND


                                 INSTITUTIONAL CLASS
                      ----------------------------------------
                                GROSS         NET        NET
                      ANNUAL  CUMULATIVE   CUMULATIVE   ANNUAL
PERIOD ENDED          COSTS     RETURN       RETURN     RETURN
--------------------  ------  ----------   ----------   ------
April 30, 2006        $   66        5.00%        4.35%    4.35%
April 30, 2007        $   95       10.25%        8.64%    4.11%
April 29, 2008        $   99       15.76%       13.10%    4.11%
April 30, 2009        $  103       21.55%       17.75%    4.11%
April 30, 2010        $  107       27.63%       22.59%    4.11%
April 30, 2011        $  111       34.01%       27.63%    4.11%
April 29, 2012        $  116       40.71%       32.87%    4.11%
April 30, 2013        $  121       47.75%       38.33%    4.11%
April 30, 2014        $  126       55.13%       44.02%    4.11%
April 30, 2015        $  131       62.89%       49.94%    4.11%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except Mid Cap Value Fund and Value Opportunities Fund is 811-21295

Investment Company Act File No. for Mid Cap Value Fund is 811-8189

Investment Company Act File No. for Value Opportunities Fund is 811-4321


(C) JPMorgan Chase & Co. All Rights Reserved. May 2005

[JPMORGAN ASSET MANAGEMENT LOGO]
PR-EQI-505

PROSPECTUS MAY 1, 2005


JPMORGAN
U.S. EQUITY
FUNDS
ULTRA SHARES

DISCIPLINED EQUITY FUND

U.S. EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Disciplined Equity Fund                                                 1

U.S. Equity Fund                                                        7

The Funds' Management and Administration                               13

How to Do Business with the Funds                                      15

    Purchasing Fund Shares                                             15

    Exchanging Fund Shares                                             18

    Redeeming Fund Shares                                              19

Shareholder Information                                                22

    Distributions and Taxes                                            22

    Availability of Proxy Voting Record                                22

    Portfolio Holdings Disclosure                                      23

Risk and Reward Elements                                               24

Legal Proceedings Relating to Banc One
    Investment Advisors Corporation and
    Certain of its Affiliates                                          30

Financial Highlights                                                   32

How To Reach Us                                                BACK COVER

JPMORGAN DISCIPLINED EQUITY FUND

Ultra Shares of this Fund are not currently available for purchase by new investors.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 24-
29.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's Corporation (S&P) 500 Index.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that it considers overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes what it believes to be an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is intended to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that it identifies as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may, therefore, lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may also have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed to waive some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    32.35%
1999    18.32%
2000   -10.87%
2001   -11.71%
2002   -24.76%
2003    29.80%
2004    11.33%


BEST QUARTER 4th quarter, 1998      22.86%
WORST QUARTER 3rd quarter, 2002     17.74%



* The performance figures in the table for the period before Ultra Shares were launched on 3/24/03, and the performance figures in the bar chart prior to 1/1/04, are based on the Fund's Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/3/97 (commencement of operations) to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were similar to the estimated expenses of, the Ultra Shares).


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*,(1)

                                                              PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------------------------------
ULTRA SHARES

Return Before Taxes                                                 11.33          (3.07)          7.40

Return After Taxes on Distributions                                 11.06          (3.37)          6.64

Return After Taxes on Distributions and Sale of Fund Shares          7.69          (2.73)          6.06
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 10.88          (2.30)          7.24
-------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    8.30          (2.99)          6.08

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is as of 1/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR ULTRA SHARES

The expenses of the Ultra Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM ULTRA ASSETS)


MANAGEMENT FEES                                                        0.25
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               NONE
OTHER EXPENSES(1)                                                      0.20
---------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        0.45
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                             (0.10)
---------------------------------------------------------------------------
NET EXPENSES(2)                                                        0.35


(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Ultra Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.35% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.


                               1 YEAR      3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
YOUR COSTS* ($)
(WITH OR WITHOUT REDEMPTION)       36          134      242       557

JPMORGAN U.S. EQUITY FUND

     Currently, the Ultra Shares are not available for sale to investors.

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's main risks, please see pages 24-29.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

- How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic than those of large-capitalization companies.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995    32.83%
1996    21.22%
1997    28.58%
1998    24.79%
1999    14.88%
2000    -6.37%
2001    -9.30%
2002   -26.50%
2003    32.63%
2004    10.96%


BEST QUARTER 4th quarter, 1998      21.46%
WORST QUARTER 3rd quarter, 2002    -18.07%



* Ultra Shares have not yet been launched; therefore, the Fund's performance in the table from 9/10/01 through 12/31/04 is based on the Fund's Institutional Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/95 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Shares).

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*



                                                              PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------
ULTRA SHARES

Return Before Taxes                                                 10.96          (1.68)         10.55

Return After Taxes on Distributions                                 10.79          (2.17)          7.84

Return After Taxes on Distributions and Sale of Fund Shares          7.34          (1.63)          7.95
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 10.88          (2.30)         12.07
-------------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    8.30          (2.99)         10.26



After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR ULTRA SHARES
The estimated expenses of Ultra Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM ULTRA CLASS ASSETS)



MANAGEMENT FEES                                                        0.40
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEES                                               NONE
OTHER EXPENSES(1)                                                      0.17
---------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                     0.57



(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Ultra Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.59% of its average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  total annual operating expenses.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.



                               1 YEAR      3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       58          183      318       714

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds are series of JPMorgan Trust I, a Delaware statutory trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

The Funds operate in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMIM is wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 12/31/04, the adviser was paid a management fee (net of waivers) as shown below, as a percentage of average daily net assets:



FUND                                               %
DISCIPLINED EQUITY FUND                         0.25
----------------------------------------------------
U.S. EQUITY FUND                                0.40


THE PORTFOLIO MANAGERS


DISCIPLINED EQUITY FUND
The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder and Raffaele Zingone, Vice President of JPMIM and a CFA charterholder. Mr. Chen is a portfolio manager in the U.S. Equity Group. A
JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.

U.S. EQUITY FUND
The portfolio management team is led by Susan Bao, Vice President of JPMIM or one of its affiliates since 1997, and Helge Skibeli, Managing Director of JPMIM or one of its affiliates since 1990. Mr. Skibeli is head of the U.S. Equity Research Group.

The Funds' Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

THE FUNDS' ADMINISTRATOR
JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Funds for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' DISTRIBUTOR

JPMorgan Distribution Services, Inc. (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES
JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS


PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?
You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or


-  Directly from the Funds through JPMDS.


WHO CAN BUY SHARES?

Ultra Shares may be purchased by investors (i) whose investments in a Fund are made and directed on their behalf by investment representatives at JPMorgan Investment Advisors Inc., JPMIM, Bank One Trust Company, N.A., or JPMorgan Chase Bank, N.A. or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account) and (ii) whose Discretionary Account's initial investment in a Fund is at least $20,000,000.

Ultra Shares also may be purchased by 401(k) plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A., where the plan's investment in a Fund is at least $20,000,000.

Accounts may be opened with a Fund's transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.


WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to a Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.


Share ownership is electronically recorded, therefore no certificate will be issued.


The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when a Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.


Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.


HOW DO I OPEN AN ACCOUNT?

Ultra Shares of the Funds are subject to a $20,000,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in a Fund. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.


When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.


Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.


We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.


Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.


Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528


All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"


ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The Fund in which you are investing.


Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:


JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)


Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.


If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?
Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)


The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?
Ultra Shares of a Fund may be exchanged for Ultra Shares of another JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?
Exchange requests are processed the same business day they are received, provided:


-  The Funds receive the request by 4:00 p.m. ET.


-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?
Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?
No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."


Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of a Fund and/or its shareholders to accept the exchange.


REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that a Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective that day. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.


HOW DO I REDEEM SHARES?
You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.


Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.


WHAT WILL MY SHARES BE WORTH?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.


CAN I REDEEM BY TELEPHONE?
Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption order.


Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address or payee of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.


You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Funds reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Funds will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Funds and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares - How do I open an account?"

The Funds may suspend your ability to redeem when:


1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and it can realize capital gain. The Funds deducts any expenses and then pays out these earnings to shareholders as distributions.

The Funds generally distributes any net investment income at least quarterly. Net capital gain, if any, is distributed annually. The Funds may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Funds will generally be limited to the aggregate of the eligible dividends received by the Funds. In addition, the Funds must meet certain holding period requirements with respect to the shares on which the Funds received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long the Funds held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.


The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.


Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Funds do not have a valid Taxpayer Identification Number may be subject to backup withholding.


The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.


The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Funds will affect your own tax situation.


AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by a Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.


A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S. EQUITY FUNDS


RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.



                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities   -  The Funds can take               -  The Funds segregate liquid
   before issue or for delayed      advantage of attractive             assets to offset leverage
   delivery, it could be            transaction opportunities           risks
   exposed to leverage risk if
   it does not segregate
   liquid assets

SHORT-TERM TRADING

-  Increased trading could       -  The Funds could realize          -  The Funds generally avoid
   raise a Fund's brokerage         gains in a short period of          short-term trading,except
   and related costs                time                                to take advantage of
                                                                        attractive or unexpected
-  Increased short-term          -  The Funds could protect             opportunities or to meet
   capital gains distributions      against losses if a stock           demands generated by
   could raise shareholders'        is over-valued and its              shareholder activity
   income tax liability. Such       value later falls
   an increase in transaction
   costs and/or tax liability,
   if not offset by any gains
   from short-term trading
   would reduce a Fund's
   returns.


                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
ETFs AND OTHER INVESTMENT
COMPANIES

-  If a Fund invests in shares   -  Helps to manage smaller          -  Absent an exemptive order
   of another investment            cash flows                          of the Securities and
   company, shareholders would                                          Exchange Commission (the
   bear not only their           -  Investing in ETFs offers            "SEC"), a Fund's
   proportionate share of a         instant exposure to an              investments in other in
   Fund's expenses, but also        index or a broad range of           vestment companies,
   similar expenses of the          markets, sectors,                   including ETFs, are subject
   investment company               geographic regions and              to the percentage
                                    industries                          limitations of the
-  The price movement of an                                             Investment Company Act of
   ETF may not track the                                                1940 ("1940 Act")(1)
   underlying index, market,
   sector, regions or                                                -  A SEC exemptive order
   industries and may result                                            granted to various iShares
   in a loss                                                            funds (which are ETFs) and
                                                                        their investment adviser
                                                                        permits each Fund to invest
                                                                        beyond the 1940 Act limits,
                                                                        subject to certain terms
                                                                        and conditions, including a
                                                                        finding of the Board of
                                                                        Trustees that the advisory
                                                                        fees charged by the adviser
                                                                        are for services that are
                                                                        in addition to, and not
                                                                        duplicative of, the
                                                                        advisory services provided
                                                                        to those ETFs

                                                                     -  A SEC exemptive order
                                                                        permits each Fund to invest
                                                                        its uninvested cash, up to
                                                                        25% of its assets, in one or
                                                                        more affiliated money
                                                                        market funds if the adviser
                                                                        waives and/or reimburses
                                                                        its advisory fee from each
                                                                        Fund in an amount
                                                                        sufficient to offset any
                                                                        doubling up of investment
                                                                        advisory, shareholder
                                                                        servicing and
                                                                        administrative fees



(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of a Fund's total assets when a Fund invests in another investment company; and no more than 10% of its total assets when a Fund invests in two or more investment companies.

                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
DERIVATIVES

-  Derivatives such as           -  Hedges that correlate well       -  The Funds use derivatives,
   futures, options, swaps,         with underlying positions           for hedging and for risk
   and forward foreign              can reduce or eliminate             management (i.e., to
   currency contracts(1) that       losses at low cost                  establish or adjust
   are used for hedging the                                             exposure to particular
   portfolio or specific         -  The Funds could make money          securities, markets or
   securities may not fully         and protect against losses          currencies); risk management
   offset the underlying            if management's analysis            may include management of
   positions and this could         proves correct                      a Fund's exposure relative
   result in losses to a Fund                                           to its benchmark
   that would not have           -  Derivatives that involve
   otherwise occurred               leverage could generate          -  The Funds only establish
                                    substantial gains at low            hedges that they expect
-  Derivatives used for risk        cost                                will be highly correlated
   management and may result                                            with underlying positions
   in losses or missed
   opportunities                                                     -  While the Funds may use
                                                                        derivatives that
-  The counterparty to a                                                incidentally involve
   derivatives contract could                                           leverage, it does not use
   default                                                              them for the specific
                                                                        purpose of leveraging its
-  Derivatives that involve                                             portfolio
   leverage could magnify
   losses

-  Certain types of
   derivatives involve costs
   to the Funds which can
   reduce returns

-  Derivatives may, for tax
   purposes, affect the
   character of gain and loss
   realized by the Fund,
   accelerate recognition of
   income to a Fund, affect
   the holding period of a
   Fund's assets, and defer
   recognition of certain of a
   Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
SECURITIES LENDING

-  When the Funds lend a         -  The Funds may enhance            -  The adviser maintains a
   security, there is a risk        income through the                  list of approved borrowers
   that the loaned securities       investment of the
   may not be returned if the       collateral received from         -  The Funds receive cash
   borrower or the lending          the borrower                        collateral equal to at
   agent defaults                                                       least 100% of the current
                                                                        value of the securities
-  The collateral will be                                               loaned plus accrued
   subject to the risks of the                                          interest
   securities in which it is
   invested                                                          -  The lending agents
                                                                        indemnify the Funds against
                                                                        borrower default

                                                                     -  The adviser's collateral
                                                                        investment guidelines limit
                                                                        the quality and duration of
                                                                        collateral investment to
                                                                        minimize losses

                                                                     -  Upon recall, the borrower
                                                                        must return the securities
                                                                        loaned within the normal
                                                                        settlement period

                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
MARKET CONDITIONS

-  Each Fund's share price and   -  Stocks have generally            -  Under normal circumstances
   performance will fluctuate       outperformed more stable            each Fund plans to remain
   in response to stock and/or      investments (such as bonds          fully invested in
   bond market movements            and cash equivalents) over          accordance with its
                                    the long term                       policies and may invest
-  Adverse market conditions                                            uninvested cash in
   may from time to time cause                                          affiliated money market
   a Fund to take temporary                                             funds; equity securities may
   defensive positions that                                             include common stocks,
   are inconsistent with its                                            convertible securities,
   principal investment                                                 preferred stocks,
   strategies and may hinder a                                          depositary receipts (such
   Fund from achieving its                                              as American Depositary
   investment objective                                                 Receipts and European
                                                                        Depositary Receipts), trust
                                                                        or partnership interests,
                                                                        warrants, rights and
                                                                        investment company
                                                                        securities

                                                                     -  Each Fund seeks to limit
                                                                        risk and enhance
                                                                        performance through active
                                                                        management and
                                                                        diversification

                                                                     -  During severe market down
                                                                        turns, each Fund has the
                                                                        option of investing up to
                                                                        100% of its assets in high
                                                                        quality short-term
                                                                        instruments

MANAGEMENT CHOICES

-  A Fund could underperform     -  A Fund could outperform its      -  The adviser focuses its
   its benchmark due to its         benchmark due to these same         active management on
   securities and asset             choices                             securities selection, the
   allocation choices                                                   area where it believes its
                                                                        commitment to research can
                                                                        most enhance returns and
                                                                        manage risks in a
                                                                        consistent way

                                                                     POLICIES TO BALANCE RISK
POTENTIAL RISKS                  POTENTIAL REWARDS                   AND REWARD
FOREIGN INVESTMENTS

-  Currency exchange rate        -  Favorable exchange rate          -  The Funds anticipate that
   movements could reduce           movements could generate            total foreign investments
   gains or create losses           gains or reduce losses              will not exceed 20% of
                                                                        total assets
-  A Fund could lose money       -  Foreign investments, which
   because of foreign               represent a major portion        -  The Funds actively manage
   government actions,              of the world's securities,          the currency exposure of
   political instability or         offer attractive potential          their foreign investments
   lack of adequate and             performance and                     relative to their
   accurate information             opportunities for                   benchmarks, and may hedge
                                    diversification                     back into the U.S. dollar
-  Currency and investment                                              from time to time (see also
   risks tend to be higher in    -  Emerging markets can offer          "Derivatives"); these
   emerging markets; these          higher returns                      currency management
   markets also present higher                                          techniques may not be
   liquidity and valuation                                              available for certain
   risks                                                                emerging markets
                                                                        investments

ILLIQUID HOLDINGS

-  A Fund could have             -  These holdings may offer         -  No Fund may invest more
   difficulty valuing these         more attractive yields or           than 15% of net assets in
   holdings precisely               potential growth than               illiquid holdings
                                    comparable widely traded
-  A Fund could be unable to        securities
   sell these holdings at the                                        -  To maintain adequate
   time or price it desires                                             liquidity to meet
                                                                        redemptions, each Fund may
                                                                        hold high quality
                                                                        short-term securities
                                                                        (including repurchase
                                                                        agreements) and, for
                                                                        temporary or extraordinary
                                                                        purposes, may borrow from
                                                                        banks up to 33 1/3% of the
                                                                        value of its total assets,
                                                                        including drawing on a line
                                                                        of credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT
ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.


On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the periods presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


ULTRA SHARES


                                                                                         PER SHARE OPERATING PERFORMANCE:
                              -----------------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:                    LESS DISTRIBUTIONS:
                                         -------------------------------------  ---------------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                              NET ASSET         NET     SECURITIES               DIVIDENDS
                                 VALUE,  INVESTMENT          (BOTH  TOTAL FROM    FROM NET  DISTRIBUTIONS
                              BEGINNING      INCOME   REALIZED AND  INVESTMENT  INVESTMENT   FROM CAPITAL  RETURN OF          TOTAL
                              OF PERIOD      (LOSS)    UNREALIZED)  OPERATIONS      INCOME          GAINS    CAPITAL  DISTRIBUTIONS
DISCIPLINED EQUITY FUND
Year Ended 12/31/04            $  13.50        0.22           1.30        1.52        0.23             --         --           0.23
3/24/03** Through 12/31/03     $  10.77        0.12           2.75        2.87        0.14             --         --+          0.14


 **  Commencement of offering of class of shares.
(a)  Not annualized for periods less than one year.
  +  Amount rounds to less than $.005.
  #  Short periods have been annualized.

                               PER SHARE OPERATING PERFORMANCE:
                               --------------------------------
                                 NET ASSET
                                VALUE, END            TOTAL
                                 OF PERIOD          RETURN (a)
DISCIPLINED EQUITY FUND
Year Ended 12/31/04            $     14.79               11.33%
3/24/03** Through 12/31/03     $     13.50               26.75%

                                                                  RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------------------------------
                                                                RATIOS TO AVERAGE NET ASSETS: #
                                            ----------------------------------------------------------------
                                                                                              NET INVESTMENT
                               NET ASSETS,                   NET              EXPENSES         INCOME (LOSS)
                                    END OF            INVESTMENT      WITHOUT WAIVERS,      WITHOUT WAIVERS,   PORTFOLIO
                                    PERIOD       NET      INCOME        REIMBURSEMENTS        REIMBURSEMENTS    TURNOVER
                                (MILLIONS)  EXPENSES      (LOSS)  AND EARNINGS CREDITS  AND EARNINGS CREDITS    RATE (a)
DISCIPLINED EQUITY FUND
Year Ended 12/31/04            $       103      0.35%      1.59%                 0.55%                 1.39%         49%
3/24/03** Through 12/31/03     $       108      0.35%      1.28%                 0.54%                 1.09%         77%

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net

Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

The Reduced Rate Funds are the JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Fund and other fees and expenses of the Fund. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates, as applicable.



FUND                             CLASS      NET EXPENSE RATIO      GROSS EXPENSE RATIO
-----------------------------  ---------  ---------------------  -----------------------
JPMorgan U.S. Equity Fund        Ultra            0.57%                   0.57%



A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On May 1, 2005, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Fund and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN U.S. EQUITY FUND



                                             ULTRA CLASS
                            ----------------------------------------------
                                          GROSS          NET         NET
                             ANNUAL    CUMULATIVE    CUMULATIVE    ANNUAL
PERIOD ENDED                  COSTS      RETURN        RETURN      RETURN
--------------------------  --------  ------------  ------------  --------
April 30, 2006               $   58        5.00%        4.43%       4.43%
April 30, 2007               $   61       10.25%        9.06%       4.43%
April 29, 2008               $   64       15.76%       13.89%       4.43%
April 30, 2009               $   66       21.55%       18.93%       4.43%
April 30, 2010               $   69       27.63%       24.20%       4.43%
April 30, 2011               $   72       34.01%       29.70%       4.43%
April 29, 2012               $   76       40.71%       35.45%       4.43%
April 30, 2013               $   79       47.75%       41.45%       4.43%
April 30, 2014               $   82       55.13%       47.71%       4.43%
April 30, 2015               $   86       62.89%       54.26%       4.43%

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HOW TO REACH US

MORE INFORMATION
For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295


(C) JPMorgan Chase & Co. All Rights Reserved. May 2005


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-EQU-505

PROSPECTUS MAY 1, 2005


JPMORGAN
U.S. EQUITY FUNDS
CLASS A & CLASS B SHARES

MID CAP EQUITY FUND


The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Mid Cap Equity Fund                                1

The Fund's Management and Administration           7

How to Do Business with the Fund                   9

    Purchasing Fund Shares                         9

    Sales Charges                                 14

    Rule 12b-1 Fees                               19

    Exchanging Fund Shares                        19

    Redeeming Fund Shares                         20

Shareholder Information                           23

    Distributions and Taxes                       23

    Availability of Proxy Voting Record           23

    Portfolio Holdings Disclosure                 24

Risk and Reward Elements                          25

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                         31

How To Reach Us                           BACK COVER

JPMORGAN
  MID CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 25-30.

THE FUND'S OBJECTIVE

The Fund's objective is long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.


The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. The adviser emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable products or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not live up to its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or the contingent deferred sales load which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load, and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995         24.68%
1996          7.41%
1997         15.01%
1998         16.23%
1999         25.06%
2000         14.74%
2001         -3.96%
2002        -13.39%
2003         32.29%
2004         19.36%

BEST QUARTER 4th quarter, 1998      22.51%

WORST QUARTER 3rd quarter, 1998    -19.48%



* The performance for the period after 1/1/97 is based on the performance of the Select Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets. During these periods, the actual returns of Class A and Class B Shares would have been lower than the performance shown because Class A and Class B Shares have higher expenses than Select Class Shares.


(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2004*

                                                                PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
                                                                --------------------------------------------
CLASS A SHARES

Return Before Taxes                                                   13.09            7.38            12.32

Return After Taxes on Distributions                                   10.89            5.73              N/A(1)

Return After Taxes on Distributions and Sale of Fund Shares           10.42            5.74              N/A(1)

CLASS B SHARES

Return Before Taxes                                                   14.36            8.25            12.93

RUSSELL MIDCAP(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   20.22            7.59            14.50

LIPPER MID-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     15.44            5.65            12.63

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    See footnote on previous page.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES

The expenses of Class A and Class B Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                   CLASS A SHARES     CLASS B SHARES
                                                                   ---------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*                                                  5.25               NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                            NONE**             5.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

** Except for purchases of $1 million or more. Please see "Sales Charges -- Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                                                   CLASS A SHARES     CLASS B SHARES
                                                                   ---------------------------------
MANAGEMENT FEES                                                              0.65               0.65
DISTRIBUTION (RULE 12b-1) FEES                                               0.25               0.75
SHAREHOLDER SERVICE FEES                                                     0.25               0.25
OTHER EXPENSES(1)                                                            0.43               0.43
----------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                              1.58               2.08
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                   (0.23)             (0.23)
----------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                              1.35               1.85

(1) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A and Class B Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35% and 1.85%, respectively, of their average daily net assets through 4/30/06. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class B Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/06, and total annual operating expenses hereafter.

This example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         -------------------------------------
CLASS A SHARES* ($)                         655       976     1,320      2,286
------------------------------------------------------------------------------
CLASS B SHARES** ($)                        688       930     1,298      2,264***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         -------------------------------------
CLASS B SHARES ($)                          188       630     1,098      2,264***


  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

THE FUND'S MANAGEMENT
  AND ADMINISTRATION


The Fund is a series of JPMorgan Trust I, a Delaware statutory trust. The trust is governed by trustees who are responsible for overseeing all business activities of the Fund.


The Fund operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.


Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.


The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning the Fund's other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the most recent fiscal year ended 12/31/04, the adviser was paid a management fee (net of waivers) of 0.65% of average daily net assets.


THE PORTFOLIO MANAGERS


The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM and CPA charterholder, and Christopher Mark Vyvyan Jones, Managing Director of JPMIM. Mr. Simon has worked with various affiliates of the adviser since 1980 and has been a portfolio manager since 1986. Mr. Jones is head of the adviser's small company investment team and has worked as a portfolio manager with various affiliates of JPMIM since 1982.

The Fund's Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Fund securities.

THE FUND'S ADMINISTRATOR


JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUND'S SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Fund, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund's shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class B Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUND'S DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the sales charges, Rule 12b-1 fees and shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. In addition, JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to the JPMorgan Fund shares sold by the Financial Intermediary or an additional commission on the sale of JPMorgan Fund shares subject to a contingent deferred sales charge (CDSC).

HOW TO DO BUSINESS
  WITH THE FUND

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Fund through JPMDS.

WHO CAN BUY SHARES?

Class A and Class B Shares may be purchased by the general public.

WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Fund is open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to completed additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund's Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Fund and there can be no assurances that the Fund will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?

This prospectus offers Class A and Class B Shares, which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no CDSC except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for the Fund.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in the Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of the Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Fund's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Fund has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Fund's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.


Class A and Class B Shares are subject to a $1,000 minimum investment requirement. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25.


You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Fund reserves the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323125832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. You may purchase additional Class A and Class B Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

The Fund currently does not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Fund. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources. The following table shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Fund's Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class B Shares of the Fund, visit www.jpmorganfunds.com and 'click' on the hyperlinks "JPMorgan Funds" and "Fees and Pricing" or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES

The public offering price of Class A Shares of the Fund is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUND(1)


                           SALES
                          CHARGE       SALES
                          AS A %      CHARGE  COMMISSION
                          OF THE      AS A %   AS A % OF
AMOUNT OF               OFFERING     OF YOUR    OFFERING
PURCHASES                  PRICE  INVESTMENT       PRICE
--------------------------------------------------------
LESS THAN $50,000           5.25        5.54        4.75

$50,000-$99,999             4.50        4.71        4.05

$100,000-$249,999           3.50        3.63        3.05

$250,000-$499,999           2.50        2.56        2.05

$500,000-$999,999           2.00        2.04        1.60

$1,000,000 OR MORE*         NONE        NONE          **


(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

  * There is no front-end sales charge for investments of $ 1 million or more in a Fund.

 ** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to broker-dealers for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE

The Fund permits you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUND THAT YOU WOULD LIKE TO HAVE ONE OR MORE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

- RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A and Class B Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A or Class B Shares of a JPMorgan Fund held in:

   1. Your account(s);

   2. Account(s) of your spouse or domestic partner;

   3. Account(s) of children under the age of 21 who share your residential address;

   4. Trust accounts established by any of the individuals in items (1) through
      (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

   5. Solely controlled business accounts; and

   6. Single-participant retirement plans of any of the individuals in items
      (1) through (3) above.

   IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

- LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Fund's Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1. Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

   -  The JPMorgan Funds.

   -  JPMorgan Chase and its subsidiaries and affiliates.

4. Bought by employees of:

   -  Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

   - Broker-dealers or financial institutions who have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a broker-dealer or financial institution with respect to sales of Fund shares).

   -  Washington Management Corporation and its subsidiaries and affiliates.

5. Bought by:

   - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

   - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

   - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

   -  Tuition programs that qualify under Section 529 of the Internal Revenue
      Code.

   - An investment adviser, broker-dealer or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

   - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

   - Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within

   90 days of the sale or distribution. Appropriate documentation may be required.

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9. Bought when one Fund invests in another JPMorgan Fund.

10.Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.Purchased during a JPMorgan Fund's special offering.

12.Bought by a "charitable organization" as defined for purposes of Section
   501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES

Class B Shares are offered at NAV per share, without any up-front sales charge. However, if you redeem Class B Shares within six years of the purchase date measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEAR                CDSC AS A % OF DOLLAR
SINCE PURCHASE   AMOUNT SUBJECT TO CHARGE
-----------------------------------------
0-1                                  5.00
-----------------------------------------
1-2                                  4.00
-----------------------------------------
2-3                                  3.00
-----------------------------------------
3-4                                  3.00
-----------------------------------------
4-5                                  2.00
-----------------------------------------
5-6                                  1.00
-----------------------------------------
More than 6                          None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Fund.

CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

HOW THE CLASS B CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information. For Class B Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B CDSC

No sales charge is imposed on redemptions of Class B Shares of the Fund:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares -- Can I redeem on a systematic basis?") of the current balance of the Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B Shares of other JPMorgan Funds. However, you may pay a CDSC when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

To take advantage of any of these waivers of the CDSC applicable to Class B Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

The Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Fund. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of the Fund.

2. Class B Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of the Fund attributable to such class. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B Shares without an up-front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of the Fund may be exchanged for Class B Shares of another JPMorgan Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange.

If you exchange Class B Shares of a Fund for Class B Shares of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B Shares is carried over to your new shares.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for 15 calendar days or seven business days, respectively, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Fund may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the

Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class A or Class B Shares and the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B CDSC will be deducted from those payments unless such payments are made:

- Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

- Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Fund's Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more of a Fund's assets, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Fund may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER
  INFORMATION

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain, if any, is distributed annually. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The dates on which dividends and capital gains will be distributed for calendar year 2005 will be available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to JPMIM. A copy of the Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Fund's website at www.jpmorganfunds.com no later than August 31 of each year. The Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the Fund's website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.


The Fund's top ten holdings as of the last day of each month and each calendar quarter are posted on its website at www.jpmorganfunds.com no sooner than 15 days after the end of that month or calendar quarter, respectively.


Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Statement of Additional Information.

JP MORGAN
  U.S EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
-------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When the Fund buys securities        -  The Fund can take advantage of       -  The Fund segregates liquid
   before issue or for delayed             attractive transaction                  assets to offset leverage risks
   delivery, it could be exposed to        opportunities
   leverage risk if it does not
   segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise        -  The Fund could realize gains in      -  The Fund generally avoids
   the Fund's brokerage and related        a short period of time                  short-term trading, except to
   costs                                                                           take advantage of attractive or
                                        -  The Fund could protect against          unexpected opportunities or to
-  Increased short-term capital            losses if a stock is overvalued         meet demands generated by
   gains distributions could raise         and its value later falls               shareholder activity
   shareholders' income tax
   liability. Such an increase in
   transaction costs and/or tax
   liability, if not offset by
   gains from short-term trading,
   would reduce the Fund's returns.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
-------------------------------------------------------------------------------------------------------------------
ETFs AND OTHER INVESTMENT COMPANIES

-  If the Fund invests in shares of     -  Helps to manage smaller cash         -  Absent an exemptive order of the
   another investment company,             flows                                   Securities and Exchange
   shareholders would bear not only                                                Commission (the "SEC"), the
   their proportionate share of the     -  Investing in ETFs offers instant        Fund's investments in other
   Fund's expenses, but also               exposure to an index or a broad         investment companies, including
   similar expenses of the                 range of markets, sectors,              ETFs, are subject to the
   investment company                      geographic regions and                  percentage limitations of the
                                           industries                              Investment Company Act of 1940
-  The price movement of an ETF may                                                ("1940 Act")(1)
   not track the underlying index,
   market, sector, regions or                                                   -  A SEC exemptive order granted to
   industries and may result in a                                                  various iShares funds (which are
   loss                                                                            ETFs) and their investment
                                                                                   adviser permits the Fund to
                                                                                   invest beyond the 1940 Act
                                                                                   limits, subject to certain terms
                                                                                   and conditions, including a
                                                                                   finding of the Board of Trustees
                                                                                   that the advisory fees charged
                                                                                   by the adviser are for services
                                                                                   that are in addition to, and not
                                                                                   duplicative of, the advisory
                                                                                   services provided to those ETFs

                                                                                -  A SEC exemptive order permits
                                                                                   the Fund to invest its
                                                                                   uninvested cash, up to 25% of
                                                                                   its assets, in one or more
                                                                                   affiliated money market funds if
                                                                                   the adviser waives and/or
                                                                                   reimburses its advisory fee from
                                                                                   the Fund in an amount sufficient
                                                                                   to offset any doubling up of
                                                                                   investment advisory, shareholder
                                                                                   servicing and administrative
                                                                                   fees


(1) Under the 1940 Act, the Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, the Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
-------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-  Derivatives such as futures,         -  Hedges that correlate well with      -  The Fund uses derivatives for
   options, swaps, and forward             underlying positions can reduce         hedging and for risk management
   foreign currency contracts(1)           or eliminate losses at low cost         (i.e., to establish or adjust
   that are used for hedging the                                                   exposure to particular
   portfolio or specific securities     -  The Fund could make money and           securities, markets or
   may not fully offset the                protect against losses if               currencies); risk management may
   underlying positions and this           management's analysis proves            include management of the Fund's
   could result in losses to the           correct                                 exposure relative to its
   Fund that would not have                                                        benchmark; the Fund may also use
   otherwise occurred                   -  Derivatives that involve                derivatives in an effort to
                                           leverage could generate                 produce increased income and
-  Derivatives used for risk               substantial gains at low cost           gain
   management or to increase the
   Fund's gain may not have the                                                 -  The Fund only establishes hedges
   intended effects and may result                                                 that it expects will be highly
   in losses or missed                                                             correlated with underlying
   opportunities                                                                   positions

-  The counterparty to a                                                        -  While the Fund may use
   derivatives contract could                                                      derivatives that incidentally
   default                                                                         involve leverage, it does not
                                                                                   use them for the specific
-  Derivatives that involve                                                        purpose of leveraging its
   leverage could magnify losses                                                   portfolio

-  Certain types of derivatives
   involve costs to the Fund which
   can reduce returns

-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by the
   Fund, accelerate recognition of
   income to the Fund, affect the
   holding period of the Fund's
   assets and defer recognition of
   certain of the Fund's losses

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
-------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

-  When the Fund lends a security,      -  The Fund may enhance income          -  The adviser maintains a list of
   there is a risk that the loaned         through the investment of the           approved borrowers
   securities may not be returned          collateral received from the
   if the borrower or the lending          borrower                             -  The Fund receives collateral
   agent defaults                                                                  equal to at least 100% of the
                                                                                   current value of the securities
-  The collateral will be subject                                                  loaned plus accrued interest
   to the risks of the securities
   in which it is invested                                                      -  The lending agents indemnify the
                                                                                   Fund against borrower default

                                                                                -  The adviser's collateral
                                                                                   investment guidelines limit the
                                                                                   quality and duration of
                                                                                   collateral investment to
                                                                                   minimize losses

                                                                                -  Upon recall, the borrower must
                                                                                   return the securities loaned
                                                                                   within the normal settlement
                                                                                   period

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
-------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

-  The Fund's share price and           -  Stocks have generally                -  Under normal circumstances, the
   performance will fluctuate in           outperformed more stable                Fund plans to remain fully
   response to stock and/or bond           investments (such as bonds and          invested in accordance with its
   market movements                        cash equivalents) over the long         policies and may invest in
                                           term                                    uninvested cash in affiliated
-  Adverse market conditions may                                                   money market funds; equity
   from time to time cause the Fund                                                securities may include common
   to take temporary defensive                                                     stocks, convertible securities,
   positions that are inconsistent                                                 preferred stocks, depositary
   with its principal investment                                                   receipts (such as American
   strategies and may hinder the                                                   Depositary Receipts and European
   Fund from achieving its                                                         Depositary Receipts) trust or
   investment objective                                                            partnership interests, warrants,
                                                                                   rights and investment company
-  The Fund is non-diversified,                                                    securities
   which means that a relatively
   high percentage of the Fund's                                                -  The Fund seeks to limit risk and
   assets may be invested in a                                                     enhance performance through
   limited number of issuers.                                                      active management and
   Therefore, its performance may                                                  diversification
   be more vulnerable to changes in
   the market value of a single                                                 -  During severe market downturns,
   issuer or a group of issuers                                                    the Fund has the option of
                                                                                   investing up to 100% of its
                                                                                   assets in high quality
                                                                                   short-term instruments

MANAGEMENT CHOICES

-  The Fund could underperform its      -  The Fund could outperform its        -  The adviser focuses its active
   benchmark due to its securities         benchmark due to these same             management on securities
   and asset allocation choices            choices                                 selection, the area where it
                                                                                   believes its commitment to
                                                                                   research can most enhance
                                                                                   returns and manage risks in a
                                                                                   consistent way

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                         POTENTIAL REWARDS                       AND REWARD
-------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS

-  Currency exchange rate movements     -  Favorable exchange rate              -  The Fund anticipates that total
   could reduce gains or create            movements could generate gains          foreign investments will not
   losses                                  or reduce losses                        exceed 20% of total assets

-  The Fund could lose money            -  Foreign investments, which           -  The Fund actively manages the
   because of foreign government           represent a major portion of the        currency exposure of its foreign
   actions, political instability,         world's securities, offer               investments relative to its
   or lack of adequate and accurate        attractive potential performance        benchmark, and may hedge back
   information                             and opportunities for                   into the U.S. dollar from time
                                           diversification                         to time (see also
-  Currency and investment risks                                                   "Derivatives"); these currency
   tend to be higher in emerging        -  Emerging markets can offer              management techniques may not be
   markets; these markets also             higher returns                          available for certain emerging
   present higher liquidity and                                                    markets investments
   valuation risks

ILLIQUID HOLDINGS

-  The Fund could have difficulty       -  These holdings may offer more        -  The Fund may not invest more
   valuing these holdings precisely        attractive yields or potential          than 15% of net assets in
                                           growth than comparable widely           illiquid holdings
-  The Fund could be unable to sell        traded securities
   these holdings at the time or                                                -  To maintain adequate liquidity
   price it desires                                                                to meet redemptions, the Fund
                                                                                   may hold high quality short-term
                                                                                   securities (including repurchase
                                                                                   agreements) and, for temporary
                                                                                   or extraordinary purposes, may
                                                                                   borrow from banks up to 33 1/3%
                                                                                   of the value of its total
                                                                                   assets, including drawing on a
                                                                                   line of credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distributions Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees.

BOIA is now known as JPMorgan Investment Advisors Inc.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. 811-21295.


(C)JPMorgan Chase & Co. All Rights Reserved. May 2005


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-SMCEAB-505

                           JPMORGAN U.S. EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2005


                           JPMORGAN TRUST I ("JPMTI")

              JPMorgan Capital Growth Fund ("Capital Growth Fund")
          JPMorgan Disciplined Equity Fund ("Disciplined Equity Fund")
                 JPMorgan Diversified Fund ("Diversified Fund")
           JPMorgan Dynamic Small Cap Fund ("Dynamic Small Cap Fund")
           JPMorgan Growth and Income Fund ("Growth and Income Fund")
            JPMorgan Intrepid America Fund ("Intrepid America Fund")
         JPMorgan Intrepid Contrarian Fund ("Intrepid Contrarian Fund")
             JPMorgan Intrepid Growth Fund ("Intrepid Growth Fund")
              JPMorgan Intrepid Value Fund ("Intrepid Value Fund")
              JPMorgan Mid Cap Equity Fund ("Mid Cap Equity Fund")
              JPMorgan Small Cap Core Fund ("Small Cap Core Fund")
            JPMorgan Small Cap Equity Fund ("Small Cap Equity Fund")
                 JPMorgan U.S. Equity Fund ("U.S. Equity Fund")
          JPMorgan U.S. Small Company Fund ("U.S. Small Company Fund")

             JPMorgan Value Advantage Fund ("Value Advantage Fund")


             J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC. ("JPMFMFG")

               JPMorgan Mid Cap Value Fund ("Mid Cap Value Fund")

              J.P. MORGAN MUTUAL FUND INVESTMENT TRUST ("JPMMFIT")

              JPMorgan Mid Cap Growth Fund ("Mid Cap Growth Fund")


                 (each a "Fund," and collectively, the "Funds")

This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated February 19, 2005, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated December 31, 2003 and June 30, 2004 included in the annual and semi-annual Shareholder Reports, respectively, relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accountants' Reports, to the extent applicable, are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111

                                                                    SAI-USEQ-505

                                TABLE OF CONTENTS


GENERAL                                                                        1
INVESTMENT STRATEGIES AND POLICIES                                             4
INVESTMENT RESTRICTIONS                                                       26
TRUSTEES                                                                      36
OFFICERS                                                                      44
CODES OF ETHICS                                                               46
PROXY VOTING PROCEDURES AND GUIDELINES                                        47
PORTFOLIO HOLDINGS DISCLOSURE                                                 49
INVESTMENT ADVISER                                                            51
PORTFOLIO MANAGERS                                                            54
ADMINISTRATOR                                                                 59
DISTRIBUTOR                                                                   61
DISTRIBUTION PLAN                                                             61
CUSTODIAN                                                                     66
SECURITIES LENDING AGENT                                                      66
TRANSFER AGENT                                                                67
SHAREHOLDER SERVICING                                                         67
EXPENSES                                                                      70
FINANCIAL INTERMEDIARIES                                                      71
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 71
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 72
PURCHASES, REDEMPTIONS AND EXCHANGES                                          72
DIVIDENDS AND DISTRIBUTIONS                                                   75
NET ASSET VALUE                                                               76
PORTFOLIO TRANSACTIONS                                                        77
DELAWARE TRUST                                                                81
MASSACHUSETTS TRUST                                                           81
LIMITATION OF DIRECTORS' LIABILITY                                            82
DESCRIPTION OF SHARES                                                         82
DISTRIBUTIONS AND TAX MATTERS                                                 85
ADDITIONAL INFORMATION                                                        93
FINANCIAL STATEMENTS                                                         113
APPENDIX A-DESCRIPTION OF SECURITY RATINGS                                   A-1

                                     GENERAL

THE TRUSTS AND THE FUNDS


         The Funds (other than the Mid Cap Growth Fund and the Mid Cap Value
Fund) are series of JPMorgan Trust I ("JPMTI"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004. Each Fund (other than the Mid Cap Growth Fund, the Mid Cap Value Fund and the Value Advantage Fund) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds (other than Intrepid America Fund, Intrepid Contrarian Fund, Intrepid Growth Fund, Intrepid Value Fund, (the "Intrepid Funds) and Value Advantage Fund ) operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series on February 18, 2005.

         The Mid Cap Growth Fund is a series of J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on September 23, 1997. Effective April 30, 2003, the name of JPMMFIT was changed from Mutual Fund Investment Trust to J.P. Morgan Mutual Fund Investment Trust.


         The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (the "Corporation" or "JPMFMFG"), a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of the Corporation was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

         The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                    J.P. MORGAN INSTITUTIONAL FUNDS ("JPMIF")
                        JPMorgan Disciplined Equity Fund
                            JPMorgan Diversified Fund
                            JPMorgan U.S. Equity Fund
                        JPMorgan U.S. Small Company Fund

                    J.P. MORGAN MUTUAL FUND GROUP ("JPMMFG")
                          JPMorgan Capital Growth Fund
                         JPMorgan Dynamic Small Cap Fund
                         JPMorgan Growth and Income Fund
                         JPMorgan Small Cap Equity Fund

                J.P. MORGAN MUTUAL FUND SELECT GROUP ("JPMMFSG")
                          JPMorgan Mid Cap Equity Fund
                          JPMorgan Small Cap Core Fund

                    J.P. MORGAN MUTUAL FUND SERIES ("JPMMFS")
                         JPMorgan Intrepid America Fund
                        JPMorgan Intrepid Contrarian Fund
                          JPMorgan Intrepid Growth Fund
                          JPMorgan Intrepid Value Fund


         Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts (other than JPMMFS), on behalf of the Predecessor Funds (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds (other than the series of JPMMFS) were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund) in this SAI prior to the Closing Date refers to the Predecessor Funds.

         On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust which was renamed "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.


         JPMIF. Prior to February 19, 2005, the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund were series of JPMIF, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on November 4, 1992.




         JPMMFG. Prior to February 19, 2005, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund and Dynamic Small Cap Fund were series of JPMMFG, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on May 11, 1987.


         The Growth and Income Fund operated under a master/feeder structure and invested all of its assets in the Growth and Income Portfolio. As of March 21, 2005, the Growth and Income Portfolio was dissolved and the Growth and Income Fund began investing directly in portfolio securities.


         JPMMFSG. Prior to February 19, 2005, the Mid Cap Equity Fund and Small Cap Core Fund were series of JPMMFSG, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on October 1, 1996. Effective April 30, 2003, the name of JPMMFSG was changed from Mutual Fund Select Group to J.P. Morgan Mutual Fund Select Group.

         JPMMFS. Prior to February 19, 2005, the Intrepid America Fund, Intrepid Contrarian Fund, Intrepid Growth Fund and Intrepid Value Fund were series of JPMMFS, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on January 27, 2003.

         After the close of business on February 18, 2005, the JPMorgan Diversified Fund and the JPMorgan U.S. Equity Fund acquired all of the assets and liabilities of One Group Balanced Fund and One Group Diversified Equity fund, respectively, pursuant to Agreements and Plans of Reorganization, each dated November 22, 2004 between JPMMFG, on behalf of JPMorgan Diversified Fund and JPMorgan U.S. Equity Fund, and One Group Mutual Funds, on behalf of One Group Balanced Bond Fund and One Group Diversified Equity Fund.

         For ease of reference, throughout this SAI, the Board of Trustees of JPMTI, the Board of Directors of JPMFMFG, the Board of Trustees of JPMMFS and the Boards of Trustees of the other Predecessor Trusts are referred to herein collectively as the "Board of Trustees." JPMTI, JPMMFIT and JPMFMFG are referred to together in this SAI as the "Trusts."

SHARE CLASSES

         The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:


Capital Growth Fund                    Select Class, Institutional Class, Class A, Class B and Class C
Disciplined Equity Fund                Select Class, Institutional Class, Class A, Class B and Class C and Ultra
Diversified Fund                       Select Class, Institutional Class, Class A, Class B and Class C
Dynamic Small Cap Fund                 Select Class, Institutional Class, Class A, Class B and Class C
Growth and Income Fund                 Select Class, Institutional Class, Class A, Class B and Class C
Intrepid America Fund                  Select Class, Class A, Class B and Class C
Intrepid Contrarian Fund               Select Class, Class A, Class B and Class C
Intrepid Growth Fund                   Select Class, Class A, Class B and Class C
Intrepid Value Fund                    Select Class, Class A, Class B and Class C
Mid Cap Equity Fund                    Select Class, Class A, Class B and Class C
Mid Cap Growth Fund                    Select Class, Institutional Class, Class A, Class B and Class C
Mid Cap Value Fund                     Select Class, Institutional Class, Class A, Class B and Class C
Small Cap Core Fund                    Select Class
Small Cap Equity Fund                  Select Class, Institutional Class, Class A, Class B and Class C
U.S. Equity Fund                       Select Class, Institutional Class, Class A, Class B, Class C and Ultra
U.S. Small Company Fund                Select Class, Institutional Class, Class A, Class B and Class C
Value Advantage                        Select Class, Institutional Class, Class A, Class B and Class C


         Currently, each Fund offers the following classes of shares:


Capital Growth Fund                    Select Class, Class A, Class B and Class C
Disciplined Equity Fund                Select Class, Institutional Class, Class A and Ultra
Diversified Fund                       Select Class, Institutional Class, Class A, Class B and Class C
Dynamic Small Cap Fund                 Select Class, Class A, Class B and Class C
Growth and Income Fund                 Select Class, Class A, Class B and Class C
Intrepid America Fund                  Select Class, Class A and Class C
Intrepid Contrarian Fund               Select Class, Class A and Class C
Intrepid Growth Fund                   Select Class, Class A and Class C
Intrepid Value Fund                    Select Class, Class A and Class C
Mid Cap Equity Fund                    Select Class
Mid Cap Growth Fund                    Class A and Class B
Mid Cap Value Fund                     Select Class, Institutional Class, Class A, Class B and Class C
Small Cap Core Fund                    Select Class
Small Cap Equity Fund                  Select Class, Class A, Class B and Class C
U.S. Equity Fund                       Select Class, Institutional Class, Class A, Class B, Class C and Ultra
U.S. Small Company Fund                Select Class and Institutional Class
Value Advantage                        Select Class, Institutional Class, Class A and Class C



         As of the date of this SAI, Mid Cap Value Fund, Small Cap Core Fund, U.S. Small Company Fund and Ultra shares of the Disciplined Equity Fund are not available for purchase by new investors. Please see read the prospectuses for more information


         The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

         Effective May 1, 2003, the following Funds of JPMMFSG were renamed with the approval of the Board of Trustees:

 NEW NAME                                              FORMER NAME
JPMorgan Mid Cap Equity Fund                           J.P. Morgan Select Mid Cap Equity Fund
JPMorgan Trust Small Cap Equity Fund                   J.P. Morgan Select Small Cap Equity Fund

         On April 30, 2004, the JPMorgan Intrepid All Cap Fund changed its name to the JPMorgan Intrepid America Fund.

         Effective February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:

NEW NAME                                               FORMER NAME
JPMorgan Intrepid Contrarian Fund                      JPMorgan Intrepid Investor Fund
JPMorgan Small Cap Core Fund                           JPMorgan Trust Small Cap Equity Fund

MISCELLANEOUS

         This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

         This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

         In addition to the Funds (other than the Mid Cap Growth Fund and the Mid Cap Value Fund), JPMTI consists of other series representing separate investment funds. The series of JPMTI not covered in this SAI are covered by separate Statements of Additional Information.

         The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

         Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

         The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

         EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

         Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

         The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

         The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

         COMMON STOCK WARRANTS AND RIGHTS. The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

         All Funds, except for Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund may invest in rights. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.

         Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire worthless if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

         FOREIGN SECURITIES. The Funds may invest in certain foreign securities. The Diversified Fund may invest up to 30% of its total assets in foreign securities. The Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund may invest up to 20% of their total assets in foreign securities. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.

         Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

         Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

         Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

         Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


         Since investments in foreign securities may involve foreign currencies, with the exception of Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, the Intrepid Funds and Value Advantage Fund, which may not invest in foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.


         The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and U.S. Small Company Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because all the Funds, except for the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, the Intrepid Funds and Value Advantage Fund, can buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, such Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.


         A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

         SOVEREIGN OBLIGATIONS. The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and U.S. Small Company Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value ("NAV"), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.


         OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of the Intrepid Funds, Capital Growth Fund, Small Cap Equity Fund, Dynamic Small Cap Fund and Value Advantage Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

         CORPORATE BONDS. All the Funds may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."


         MORTGAGE-BACKED SECURITIES. The Funds, except Value Advantage Fund, may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.


         Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

         There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

         Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

         Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

         Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         STRIPPED MORTGAGE-BACKED SECURITIES. The Mid Cap Value Fund, Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Growth Fund, Mid Cap Equity Fund, and Small Cap Core Fund may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

         MORTGAGE DOLLAR ROLL TRANSACTIONS. The Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Growth Fund, Mid Cap Equity Fund, Small Cap Core Fund and the Intrepid Funds may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% a Fund's total assets.


         STRUCTURED PRODUCTS. With the exception of the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund and Value Advantage Fund, the Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.


         The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

         Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.


         FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. With the exception of the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, the U.S. Small Company Fund and Value

Advantage Fund, the Funds may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.


         The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

         Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

         These Funds may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for a particular Fund.

         A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

         These Funds may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.

         ZERO COUPON AND PAY-IN-KIND SECURITIES. The Intrepid Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.


         ASSET-BACKED SECURITIES. The Funds, except the Value Advantage Fund, may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


         Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

                            MONEY MARKET INSTRUMENTS

         Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may invest in money market instruments pending other investment or settlement for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

         U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

         The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

         FOREIGN GOVERNMENT OBLIGATIONS. The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and the U.S. Small Company Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Obligations."


         SUPRANATIONAL OBLIGATIONS. All Funds, except for the Intrepid Funds and Value Advantage Fund, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."


         BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

         The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

         COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

         REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                             TAX EXEMPT OBLIGATIONS

         The Mid Cap Value Fund, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Growth Fund, Mid Cap Equity Fund, and Small Cap Core Fund may invest in tax exempt obligations.

         MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

         Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

         MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

         Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

         Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

         Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

         Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

                             ADDITIONAL INVESTMENTS

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. All Funds, except for the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, and Mid Cap Growth Fund, may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.


         FORWARD COMMITMENTS. Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, and Mid Cap Growth Fund, the Intrepid Funds and Value Advantage Fund may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.


         Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective

Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

         To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

         INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

         INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

         If a Fund has outstanding borrowings, any Interfund Loans to the Fund
(a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

         A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

         No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

         The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

         REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

         There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

         ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

         Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

         As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

         REAL ESTATE INVESTMENT TRUSTS. All of the Funds, except the Diversified Fund, Disciplined Equity Fund and U.S. Equity Fund, may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

         The Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund and Small Cap Core Fund are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to their portfolio securities.

         All Funds, except for Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund and Small Cap Core Fund, intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: (1) these Funds may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) these Funds may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

         All of the Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

         The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

         In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

         BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Mid Cap Value Fund and Mid Cap Growth Fund rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), Growth and Income Fund rated Baa or B or higher by Moody's or BBB or higher by S&P, and Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Contrarian Fund rated Baa or higher by Moody's and BBB or higher by S&P, may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

         Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

                        OPTIONS AND FUTURES TRANSACTIONS

         EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

         Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

         Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

         The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

         COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

         Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

         POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

         ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

         The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

         Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

         Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

         Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

         The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

         The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

         The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

         The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

         Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

         The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

         During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

         The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                 RISK MANAGEMENT

         The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

         RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

         MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

         LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

         CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

         CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

         LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

         A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent that net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                                     FISCAL YEAR        FISCAL YEAR
                                        ENDED              ENDED
                                       12/31/03           12/31/04
                                     -----------        -----------
Capital Growth Fund                           68%               122%
Disciplined Equity Fund                       77%                49%
Diversified Fund                             210%*              242%
Dynamic Small Cap Fund                        55%               112%
Intrepid America Fund@                       148%                97%
Intrepid Contrarian Fund@                     74%                99%

                                     FISCAL YEAR        FISCAL YEAR
                                        ENDED              ENDED
                                       12/31/03           12/31/04
                                     -----------        -----------
Intrepid Growth Fund@                        149%               127%
Intrepid Value Fund@                         110%                98%
Mid Cap Equity Fund                           62%               103%
Mid Cap Growth Fund                           69%               118%
Mid Cap Value Fund                            32%                44%
Small Cap Core Fund                           45%               189%
Small Cap Equity Fund                         38%                33%
U.S. Equity Fund                             101%                82%
U.S. Small Company Fund                       78%               128%


* Portfolio turnover during the fiscal year ended December 31, 2003 is attributable to market volatility.


@ Funds commenced operation on 2/28/03.


The Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio and did not invest directly in a portfolio of assets, and therefore did not have reportable portfolio turnover rates. The portfolio turnover rates of the Growth and Income Portfolio for the fiscal periods indicated were as follows:



                                     FISCAL YEAR        FISCAL YEAR
                                        ENDED              ENDED
                                       12/31/03           12/31/04
Growth and Income Portfolio                 37%                44%


                             INVESTMENT RESTRICTIONS

         The investment restrictions below have been adopted by the Trusts with respect to the applicable Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

         For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

         The investment policies of the Funds (including their investment objectives), with the exception of the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund, the Dynamic Small Cap Fund, the Mid Cap Growth Fund, and the Small Cap Core Fund, are not fundamental, except as designated in the Prospectuses or herein. The investment objectives of the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund, the Dynamic Small Cap Fund, the Mid Cap Growth Fund, and the Small Cap Core Fund are fundamental but their investment policies are non-fundamental. Shareholders of the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund, the

Dynamic Small Cap Fund, the Mid Cap Growth Fund, and the Small Cap Core Fund must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.

INVESTMENT RESTRICTIONS OF THE MID CAP VALUE FUND

         FUNDAMENTAL INVESTMENT RESTRICTIONS. The Mid Cap Value Fund may not:

         1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

         2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

         3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

         4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

         5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in REITs, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

         6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

         7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

         NON-FUNDAMENTAL POLICIES. The following investment limitations are non-fundamental policies of Mid Cap Value Fund and may be changed with respect to the Fund by the Board of Trustees. The Mid Cap Value Fund may not:

         1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, provided, such Fund may segregate assets without limit in order to comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

         2.   Invest in companies for the purpose of exercising control.

         3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

         4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

         5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

         6. Enter into a futures contract or options transaction if the Fund's total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund's total assets, and each Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund's custodian or will otherwise comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

         7. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

         If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


INVESTMENT RESTRICTIONS OF THE DIVERSIFIED FUND, THE DISCIPLINED EQUITY FUND, THE U.S. EQUITY FUND AND THE U.S. SMALL COMPANY FUND


         FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Funds:

         1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act.

         2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

         3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

         4. May not borrow money, except to the extent permitted by applicable law;

         5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

         6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate and in the case of the Diversified Fund, make direct investments in mortgages;

         7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

         8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment restrictions require that each of the Funds:

         1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

         2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

         3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

4. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT RESTRICTIONS OF THE CAPITAL GROWTH FUND, THE GROWTH AND INCOME FUND, THE SMALL CAP EQUITY FUND AND THE DYNAMIC SMALL CAP FUND



             FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Growth and Income Fund, it is a fundamental policy of the Fund that when the Fund holds no portfolio securities except interests in another investment company ("master portfolio") in which it invests, the Fund's investment objective and policies shall be identical to the master portfolio's investment objective and policies, except for the following: the Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of the Fund that when the Fund holds only portfolio securities other than interests in the master portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the master portfolio at the time the assets of the Fund were withdrawn from that master portfolio.

         Each Fund:


         1. May not borrow money, except to the extent permitted by applicable law.


         2. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

         3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

         4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

         5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

         6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

         7. May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund and the Dynamic Small Cap Fund are subject to the following non-fundamental restrictions which may be changed without shareholder approval:

         1. Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

         2. Each Fund may not make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

         3. Each Fund may not purchase or sell interests in oil, gas or mineral leases.

         4. Each Fund may not invest more than 15% of its net assets in illiquid securities.

         5. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

         6. Except as specified above, each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law.

7. Each Fund (other than Growth and Income Fund) may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


         The investment policies of the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund and Dynamic Small Cap Fund are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

         In order to permit the sale of its shares in certain foreign countries, the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund or the Dynamic Small Cap Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets,
(ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by an affiliate of JPMorgan Chase, (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets, (v) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.


         If the value of such Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


INVESTMENT RESTRICTIONS OF THE MID CAP GROWTH FUND


         FUNDAMENTAL INVESTMENT RESTRICTIONS. The Mid Cap Growth Fund:

         1. May not borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments;

         2. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

         3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to the Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

         4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

         5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

         6. May not issue any senior security (as defined in the 1940 Act), except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

         7. May not underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

         In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Mid Cap Growth Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

         NON-FUNDAMENTAL RESTRICTIONS. The Mid Cap Growth Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

         1. The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

         2. The Fund may not purchase or sell interests in oil, gas or mineral leases.

         3. The Fund may not invest more than 15% of its net assets in illiquid securities.

         4. The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

         5. Except as specified above, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

         6. In addition, the Mid Cap Growth Fund may not, with respect to 50% of its asset, hold more than 10% of the outstanding shares of issuers.

         7. The Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

         For purposes of the investment restrictions regarding the Mid Cap Growth Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

         In order to permit the sale of its shares in certain states, the Mid Cap Growth Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectus. Should either the Mid Cap Growth Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.

         If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE MID CAP EQUITY FUND AND SMALL CAP CORE FUND

         FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Funds:

         1. May not borrow money, except to the extent permitted by applicable law;

         2. May make loans to other persons, in accordance with such Fund's investment objective and policies and to the extent permitted by applicable law;

         3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

         4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

         5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

         6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

         7. May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

         In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Mid Cap Equity Fund and Small Cap Core Fund, may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, the Mid Cap Equity Fund and the Small Cap Core Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

         1. Each such Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

         2. Each Fund may not make short sales of securities, other than short sales against the box, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, future contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

         3. Each Fund may not purchase or sell interests in oil, gas or mineral leases.

         4. Each Fund may not invest more than 15% of its net assets in illiquid securities.

         5. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

         6. Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

         7. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

         For purposes of the investment restrictions regarding the Mid Cap Equity Fund and the Small Cap Core Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

         The investment policies of the Mid Cap Equity Fund and the Small Cap Core Fund are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

         If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


INVESTMENT RESTRICTIONS OF THE INTREPID GROWTH FUND, THE INTREPID VALUE FUND, INTREPID AMERICA FUND, THE INTREPID CONTRARIAN FUND AND VALUE ADVANTAGE FUND


         FUNDAMENTAL INVESTMENT RESTRICTIONS. Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Contrarian Fund are diversified funds, as such term is defined in the 1940 Act. Each Fund:

         1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

         2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

         3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

         4. May not borrow money, except to the extent permitted by applicable law;

         5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;

         6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and make direct investments in mortgages;

         7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

         8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

         NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment policies require that each of the Intrepid Funds:

         1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

         2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

         3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

         4. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

         If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as "leverage."

                                    TRUSTEES

         The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts (whichever was earliest), the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.


                                                                     NUMBER OF
  NAME (YEAR OF BIRTH);                                          PORTFOLIOS IN FUND
     POSITIONS WITH                 PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN      OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)                 DURING PAST 5 YEARS            BY TRUSTEE(1)         OUTSIDE FUND COMPLEX
   -----------------                 -------------------            -------------         --------------------
INDEPENDENT TRUSTEES
WILLIAM J. ARMSTRONG             Retired; Vice President &               109           None.
(1941); Trustee of Trusts        Treasurer of Ingersoll-Rand
since 1997; Trustee of           Company (manufacturer of
Predecessor Funds since 1987.    industrial equipment)
                                 (1972-2000).

ROLAND R. EPPLEY, JR.            Retired; President & Chief              109           Director, Janel Hydro, Inc.
(1932); Trustee of Trusts        Executive Officer, Eastern                            (automotive) (1993-present).
since 1997; Trustee of           States Bankcard (1971-1988).
Predecessor Funds since 1989.

JOHN F. FINN                     President and Chief                     109           Director, Cardinal Health, Inc
(1947); Trustee of Trusts        Executive Officer of                                  (CAH) (1994-present).
since 2005.                      Gardner, Inc. (wholesale
                                 distributor to outdoor power
                                 equipment industry)
                                 (1979-present).

                                                                     NUMBER OF
  NAME (YEAR OF BIRTH);                                          PORTFOLIOS IN FUND
     POSITIONS WITH                 PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN    OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)                 DURING PAST 5 YEARS            BY TRUSTEE(1)       OUTSIDE FUND COMPLEX
   -----------------                 -------------------            -------------       --------------------
DR. MATTHEW GOLDSTEIN            Chancellor of the City                  109           Trustee of Bronx-Lebanon
(1941); Trustee of Trusts        University of New York                                Hospital Center (1992-present);
since 2003; Trustee of           (1999-present); President,                            Director of New Plan Excel
Predecessor Funds since 2003.    Adelphi University (New                               Realty Trust, Inc. (real estate
                                 York) (1998-1999).                                    investment trust)
                                                                                       (2000-present); Director of
                                                                                       Lincoln Center Institute for
                                                                                       the Arts in Education
                                                                                       (1999-present).

ROBERT J. HIGGINS (1945);        Retired; Director of                    109           Director of Providian Financial
Trustee of Trusts since 2002;    Administration of the State                           Corp. (banking) (2002-present).
Trustee of Predecessor Funds     of Rhode Island (2003-2004);
since 2002.                      President - Consumer Banking
                                 and Investment Services,
                                 Fleet Boston Financial
                                 (1971-2001).

PETER C. MARSHALL                Self-employed business                  109           None.
(1942); Trustee of Trusts        consultant (2002-present);
since 2005.                      Senior Vice President, W.D.
                                 Hoard, Inc. (corporate
                                 parent of DCI Marketing,
                                 Inc.) (2000-2002);
                                 President, DCI Marketing,
                                 Inc. (1992-2000).

MARILYN MCCOY                    Vice President of                       109           Director, Mather LifeWays
(1948); Trustee of Trusts        Administration and Planning,                          (1994-present); Director,
since 2005.                      Northwestern University                               Carleton College (2003-present).
                                 (1985-present).

WILLIAM G. MORTON, JR. (1937);   Retired; Chairman Emeritus              109           Director of Radio Shack
Trustee of Trusts since 2003;    (2001-2002), and Chairman                             Corporation (electronics)
Trustee of Predecessor Funds     and Chief Executive Officer,                          (1987-present); Director of The
since 2003.                      Boston Stock Exchange (1985-                          National Football Foundation
                                 2001).                                                and College Hall of Fame
                                                                                       (1994-present); Trustee of the
                                                                                       Berklee College of Music
                                                                                       (1998-present); Trustee of the
                                                                                       Stratton Mountain School
                                                                                       (2001-present).

ROBERT A. ODEN, JR. (1946);      President, Carleton College             109           Director, American University
Trustee of Trusts since 2005.    (2002-present); President,                            in Cairo.
                                 Kenyon College (1995-2002).

                                                                     NUMBER OF
  NAME (YEAR OF BIRTH);                                          PORTFOLIOS IN FUND
     POSITIONS WITH                 PRINCIPAL OCCUPATIONS         COMPLEX OVERSEEN    OTHER DIRECTORSHIPS HELD
   THE FUNDS (SINCE)                 DURING PAST 5 YEARS            BY TRUSTEE(1)       OUTSIDE FUND COMPLEX
   -----------------                 -------------------            -------------       ---------------------
FERGUS REID, III (1932);         Chairman of Lumelite                    109           Trustee of Morgan Stanley Funds
Trustee of Trusts (Chairman)     Corporation (plastics                                 (209 portfolios) (1995-present).
since 1997; Trustee (Chairman)   manufacturing)
of Predecessor Funds since       (2003-present); Chairman and
1987.                            CEO of Lumelite Corporation
                                 (1985-2002).

FREDERICK W. RUEBECK             Advisor, Jerome P. Green &              109           Director, AMS Group
(1939); Trustee of Trusts        Associates, LLC                                       (2001-present); Director,
since 2005.                      (broker-dealer)                                       Wabash College (1988-present);
                                 (2002-present); Investment                            Trustee, Seabury-Western
                                 Manager, Wabash College                               Theology Seminary
                                 (2004-present);                                       (1993-present); Chairman,
                                 self-employed consultant                              Indianapolis Symphony Orchestra
                                 (January 2000 to present);                            (1994-present).
                                 Director of Investments, Eli
                                 Lilly and Company
                                 (1988-1999).

JAMES J. SCHONBACHLER (1943);    Retired; Managing Director              109           None.
Trustee of Trusts since 2001;    of Bankers Trust Company
Trustee of Predecessor Funds     (financial services)
since 2001.                      (1968-1998).

INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.*        Retired; Chief Executive                109           None.
(1935); Trustee of Trusts        Officer of Chase Mutual
since 1998; Trustee of           Funds (investment company)
Predecessor Funds since 1998.    (1989-1998); President &
                                 Chief Executive Officer of
                                 Vista Capital Management
                                 (investment management)
                                 (1990-1998); Chief Investment
                                 Executive of Chase Manhattan
                                 Private Bank (investment
                                 management) (1990-1998).


(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (109 portfolios) as of the date of this SAI.

* Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

         Each Trustee serves for an indefinite term, subject to the current retirement policy of the Trusts, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

STANDING COMMITTEES

         The Board of Trustees currently has four standing committees: the Audit, Valuation and Compliance, Governance, and Investment Committees. The Board does not have a Compensation Committee.


         The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to:
(i) appoint and determine compensation of the Funds' independent accountants;
(ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent accountants; and (vii) to act as a liaison between the Funds' independent auditors and the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2004.

         The members of the Valuation and Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spaulding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by JPMIM, the adviser to the Funds, as well as any sub-adviser; (ii) oversee the Funds' compliance with legal and regulatory and contractual requirements and the Funds' compliance policies and procedures; and (iii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Committee will act in lieu of the full Board. The Valuation and Compliance Committee was consulted by management of the JPMorgan Funds on five occasions during the fiscal year ended December 31, 2004. Prior to February 19, 2005, the Valuation and Compliance Committee was known as the Valuation Committee.

         The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee; and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' auditors). The Governance Committee met once during the fiscal year ended December 31, 2004. When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is other wise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee.

         Each member of the Board serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitates the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee met once during the fiscal year ended December 31, 2004.


         The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):

                                                   OWNERSHIP OF                             OWNERSHIP OF U.S.
                                OWNERSHIP OF MID   DISCIPLINED EQUITY   OWNERSHIP OF U.S.   SMALL COMPANY
NAME OF TRUSTEE                 CAP VALUE FUND     FUND                 EQUITY FUND         FUND
INDEPENDENT TRUSTEES
William J. Armstrong                   None               None                  None                None
Roland R. Eppley, Jr.                  None               None                  None                None
John F. Finn                           None               None                  None                None
Dr. Matthew Goldstein            $10,001-$50,000                         $10,001-$50,000            None
Robert J. Higgins                      None               None                  None                None
Peter C. Marshall                      None               None                  None                None
Marilyn McCoy                          None               None                  None                None
William G. Morton, Jr.                 None               None                  None                None
Robert A. Oden, Jr.                    None               None                  None                None
Fergus Reid, III                       None               None                  None                None
Frederick W. Ruebeck                   None               None                  None                None
James J. Schonbachler                  None               None                  None                None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.               None               None                  None                None

                                OWNERSHIP OF       OWNERSHIP OF                             OWNERSHIP OF
                                CAPITAL GROWTH     GROWTH AND INCOME    OWNERSHIP OF SMALL  DYNAMIC SMALL CAP
NAME OF TRUSTEE                 FUND               FUND                 CAP EQUITY FUND     FUND
INDEPENDENT TRUSTEES
William J. Armstrong             $10,001-$50,000       $1-$10,000              None                None
Roland R. Eppley, Jr.           $50,001-$100,000          None                  None         $50,001-$100,000
John F. Finn                           None               None                  None                None
Dr. Matthew Goldstein              $1-$10,000             None                  None                None
Robert J. Higgins                      None               None                  None                None
Peter C. Marshall                      None               None                  None                None
Marilyn McCoy                          None               None                  None                None
William G. Morton, Jr.                 None               None                  None                None
Robert A. Oden, Jr.                    None               None                  None                None
Fergus Reid, III                   $1-$10,000          $1-$10,000               None                None
Frederick W. Ruebeck                   None               None                  None                None
James J. Schonbachler                  None               None                  None                None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.        $50,001-$100,000   $50,001-$100,000             None             Over $100,000

                                OWNERSHIP OF       OWNERSHIP OF
                                MID CAP GROWTH     MID CAP EQUITY       OWNERSHIP OF SMALL    OWNERSHIP OF VALUE
NAME OF TRUSTEE                 FUND               FUND                 CAP CORE FUND         ADVANTAGE FUND
INDEPENDENT TRUSTEES
William J. Armstrong                   None             None                  None                None
Roland R. Eppley, Jr.                  None             None                  None                None
John F. Finn                           None             None                  None                None
Dr. Matthew Goldstein                  None             None                  None                None
Robert J. Higgins                      None             None                  None                None
Peter C. Marshall                      None             None                  None                None
Marilyn McCoy                          None             None                  None                None
William G. Morton, Jr.                 None             None                  None                None
Robert A. Oden, Jr.                    None             None                  None                None
Fergus Reid, III                       None             None                  None                None
Frederick W. Ruebeck                   None             None                  None                None
James J. Schonbachler                  None             None                  None                None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.               None             None                  None                None


                                OWNERSHIP OF       OWNERSHIP OF         OWNERSHIP OF
                                INTREPID GROWTH    INTREPID VALUE       INTREPID AMERICA
NAME OF TRUSTEE                 FUND               FUND                 FUND
INDEPENDENT TRUSTEES
William J. Armstrong                 None               None                  None
Roland R. Eppley, Jr.                None               None                  None
John F. Finn                         None               None                  None
Dr. Matthew Goldstein                None               None                  None
Robert J. Higgins                    None               None                  None
Peter C. Marshall                    None               None                  None
Marilyn McCoy                        None               None                  None
William G. Morton, Jr.               None               None                  None
Robert A. Oden, Jr.                  None               None                  None
Fergus Reid, III                     None               None                  None
Frederick W. Ruebeck                 None               None                  None
James J. Schonbachler                None               None                  None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             None               None                  None

                                                   OWNERSHIP OF         AGGREGATE OWNERSHIP OF ALL REGISTERED
                                OWNERSHIP OF       INTREPID             INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE                 DIVERSIFIED FUND   CONTRARIAN FUND      IN FAMILY OF INVESTMENT COMPANIES(1)(2)
INDEPENDENT TRUSTEES
William J. Armstrong                 None               None                       Over $100,000
Roland R. Eppley, Jr.                None               None                       Over $100,000
John F. Finn                         None               None                       Over $100,000
Dr. Matthew Goldstein                None               None                    $50,001 - $100,000
Robert J. Higgins                    None               None                           None
Peter C. Marshall                    None               None                       Over $100,000
Marilyn McCoy                        None               None                       Over $100,000
William G. Morton, Jr.               None               None                           None
Robert A. Oden, Jr.                  None               None                       Over $100,000
Fergus Reid, III                     None               None                       Over $100,000
Frederick W. Ruebeck                 None               None                       Over $100,000
James J. Schonbachler                None               None                    $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.             None               None                       Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees serves includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Family of Investment Companies consisted of the 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios).
(2) For Messrs Eppley and Spalding these amounts include deferred compensation balances through participation in the JPMorgan Fund' Deferred Compensation Plan for Eligible Trustees as of December 31, 2004. For Ms. McCoy and Messrs Finn, Marshall and Oden, these amounts include deferred compensation balances through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust as of December 31, 2004.

         As of December 31, 2004, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

         Each Trustee is currently paid an annual fee of $122,000 for serving as Trustee of the Funds and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Reid is paid an additional $130,000. For his services as Vice Chairman of the Board of Trustees of the JPMorgan Funds Complex, Mr. Marshall is paid an additional $41,000. Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as committee Chairmen) are paid an additional $40,000 for their services as committee Chairmen. Sub-Committee Chairmen (other than Messrs. Reid and Marshall who do not receive separate compensation for service as Sub-Committee Chairmen) are paid an additional $20,000 for their services as Sub-Committee Chairmen. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds will bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

         Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2004, are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS


                                  MID CAP VALUE                      DISCIPLINED       U.S. EQUITY
NAME OF TRUSTEE                       FUND        DIVERSIFIED FUND   EQUITY FUND          FUND
----------------------------   ----------------   ----------------   -----------       -----------
INDEPENDENT TRUSTEES
William J. Armstrong               $  2,465            $  674            $  771          $  709
Roland R. Eppley, Jr.                 1,849               505               578             532
John F. Finn                              0                 0                 0               0
Dr. Matthew Goldstein                 1,849               505               578             532
Robert J. Higgins                     1,849               505               578             532
Peter C. Marshall                         0                 0                 0               0
Marilyn McCoy                             0                 0                 0               0
William G. Morton, Jr.                1,849               505               578             532
Robert A. Oden, Jr.                       0                 0                 0               0
Fergus Reid, III                      3,852             1,053             1,205           1,108
Frederick W. Ruebeck                      0                 0                 0               0
James J. Schonbachler                 1,849               505               578             532
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                354                52                61              60


                                   GROWTH AND         SMALL CAP       U.S. SMALL     CAPITAL GROWTH
NAME OF TRUSTEE                    INCOME FUND       EQUITY FUND     COMPANY FUND        FUND
----------------------------   ----------------   ----------------   -----------       -----------
INDEPENDENT TRUSTEES
William J. Armstrong                 $  514          $  1,115            $  387          $  694
Roland R. Eppley, Jr.                   385               836               290             520
John F. Finn                              0                 0                 0               0
Dr. Matthew Goldstein                   385               836               290             520
Robert J. Higgins                       385               836               290             520
Peter C. Marshall                         0                 0                 0               0
Marilyn McCoy                             0                 0                 0               0
William G. Morton, Jr.                  385               836               290             520
Robert A. Oden, Jr.                       0                 0                 0               0
Fergus Reid, III                        820             1,742               605           1,084
Frederick W. Ruebeck                      0                 0                 0               0
James J. Schonbachler                   385               836               290             520
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 41               102                25              57

                                                                                         VALUE
                                     MID CAP       MID CAP EQUITY    DYNAMIC SMALL     ADVANTAGE
NAME OF TRUSTEE                    GROWTH FUND           FUND          CAP FUND           FUND
----------------------------   ----------------   ----------------   -----------       -----------
INDEPENDENT TRUSTEES
William J. Armstrong                  $  85            $  294            $  285            $  0
Roland R. Eppley, Jr.                    64               221               214               0
John F. Finn                              0                 0                 0               0
Dr. Matthew Goldstein                    64               221               214               0
Robert J. Higgins                        64               221               214               0
Peter C. Marshall                         0                 0                 0               0
Marilyn McCoy                             0                 0                 0               0
William G. Morton, Jr.                   64               221               214               0
Robert A. Oden, Jr.                       0                 0                 0               0
Fergus Reid, III                        133               460               446               0
Frederick W. Ruebeck                      0                 0                 0               0
James J. Schonbachler                    64               221               214               0
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                  7                27                22               0


                                    SMALL CAP     INTREPID GROWTH    INTREPID VALUE
NAME OF TRUSTEE                     CORE FUND           FUND              FUND
----------------------------     --------------   ----------------   --------------
INDEPENDENT TRUSTEES
William J. Armstrong                 $  521             $  10             $  16
Roland R. Eppley, Jr.                   391                 8                12
John F. Finn                              0                 0                 0
Dr. Matthew Goldstein                   391                 8                12
Robert J. Higgins                       391                 8                12
Peter C. Marshall                         0                 0                 0
Marilyn McCoy                             0                 0                 0
William G. Morton, Jr.                  391                 8                12
Robert A. Oden, Jr.                       0                 0                 0
Fergus Reid, III                        814                16                25
Frederick W. Ruebeck                      0                 0                 0
James J. Schonbachler                   391                 8                12
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 37                 1                 2

                                    INTREPID           INTREPID       TOTAL COMPENSATION PAID
NAME OF TRUSTEE                    AMERICA FUND   CONTRARIAN FUND     FROM THE FUND COMPLEX(1)
----------------------------     ---------------  ----------------    ------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                 $  212             $  22                $  160,000
Roland R. Eppley, Jr.                   159                16                   120,000
John F. Finn                              0                 0                         0
Dr. Matthew Goldstein                   159                16                   120,000
Robert J. Higgins                       159                16                   120,000
Peter C. Marshall                         0                 0                         0
Marilyn McCoy                             0                 0                         0
William G. Morton, Jr.                  159                16                   120,000
Robert A. Oden, Jr.                       0                 0                         0
Fergus Reid, III                        331                34                   250,000
Frederick W. Ruebeck                      0                 0                         0
James J. Schonbachler                   159                16                   120,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                 36                 2                   160,000^

^    Includes $146,667 of deferred compensation.

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees includes seven registered investment companies (110 portfolios) as of the date of this SAI. As of December 31, 2004, the Fund Complex consisted of 14 registered investment companies that comprised the "JPMorgan Funds" (70 portfolios). One Group Mutual Funds and One Group Investment Trust had not yet become part of the Fund Complex. As a result, former trustees of One Group Mutual Funds and One Group Investment Trust listed in this table as shown as having not been compensated by the Fund Complex for the calendar year ended December 31, 2004.

         The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Eppley and Spalding are the only Trustees who currently are deferring compensation under such plan. Mr. Spalding has also deferred receipt of compensation received prior to February 22, 2001 which was previously deferred under a Retirement Plan for Eligible Trustees that was terminated as of that date. Notwithstanding anything to the contrary above, currently, former trustees of One Group Mutual Funds and One Group Investment Trust are not eligible to participate in the Deferred Compensation Plan, and instead participate under a separate deferred compensation plan described below.

         Pursuant to an Amended and Restated Deferred Compensation Plan for Trustees who are former trustees of One Group Mutual Funds and One Group Investment Trust (the "OG Plan"), adopted by the Boards of One Group Mutual Funds and One Group Investment Trust on February 13, 2002, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to defer all or a part of their compensation. Under the OG Plan, the Trustees who are former Trustees of One Group Mutual Funds and One Group Investment Trust are permitted to specify Select Shares (formerly designated Class I Shares) of one or more series of JPMorgan Trust II to be used to measure the performance of a Trustee's deferred compensation account. A Trustee's deferred compensation account will be paid at such times as elected by the Trustee subject to certain mandatory payment provisions in the Plan (e.g., death of a Trustee).

         The Trusts will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices, unless, as to liability to the Trusts or their shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trusts. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

         The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.

         The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                            PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                              DURING PAST 5 YEARS
        -----------------                              -------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan
President (2001)                    and One Group Funds. An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P.
                                    Morgan and Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr.
                                    Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present)
Senior Vice President (2004)**      and One Group Mutual Funds from November 2001 until present.
                                    From October 1999 to present, Vice President and Treasurer, One
                                    Group Administrative Services, Inc. (now know as JPMorgan Funds
                                    Management, Inc.), and Vice President and Treasurer, One Group
                                    Dealer Services, Inc. (now known as JPMorgan Distribution
                                    Services, Inc.)

Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and
Vice President and Chief            Head of Funds Administration and Board Liaison. Prior to joining
Administrative Officer (2004)       J.P. Morgan Chase & Co. in 2001, Ms. Maleski was the Vice
                                    President of Finance for the Pierpont Group, Inc., a service provider to the Board of Directors/Trustees of the JPMorgan
                                    Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative
Treasurer (2004)**                  Services, Inc. (now know as JPMorgan Funds Management, Inc.), since 2004; Ms. Dorsey worked for Bank One Corporation (now known as JP Morgan Chase & Co.) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager
                                    specializing in Financial Services audits at
                                    PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004;
Secretary (2005)                    Vice President (Legal Advisory) of Merrill Lynch Investment
                                    Managers, L.P. from 2000 to 2004; attorney associated with
                                    Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.;
Assistant Secretary (2004)**        Assistant General Counsel and Associate General Counsel and Vice
                                    President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known
Assistant Secretary (2004)**        as JP Morgan Chase & Co.) since 1990.

Nancy E. Fields (1949),             From October 1999 to present, Director, Mutual Fund
Assistant Secretary (2004)**        Administration, One Group Administrative Services, Inc. (now
                                    know as JPMorgan Funds Management, Inc.), and Senior Project
                                    Manager, Mutual Funds, One Group Dealer Services, Inc. (now
                                    known as JPMorgan Distribution Services, Inc.) From July 1999 to
                                    October 1999, Project Manager, One Group, Banc One Investment
                                    Advisors Corporation (now known as JPMorgan Investment Advisors,
                                    Inc.)

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004;
Assistant Secretary (2004)          Second Vice President and Assistant Secretary of John Hancock
                                    Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.

      NAME (YEAR OF BIRTH),
       POSITIONS HELD WITH                            PRINCIPAL OCCUPATIONS
        THE FUNDS (SINCE)                              DURING PAST 5 YEARS
        -----------------                              -------------------
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial
Assistant Treasurer (2005)          reporting. During the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of
Assistant Treasurer (2004)          institutional and retail mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds,
                                    3(c)(7) funds, hedge funds and LLC products. Prior to joining
                                    JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual
                                    Fund Administration at Prudential Investments.

Stephen M. Ungerman (1953),         Vice President, JPMIM; previously, head of Fund Administration -
Chief Compliance Officer            Pooled Vehicles. Prior to joining J.P. Morgan Chase & Co. in
(2004)                              2000, he held a number of positions in Prudential Financial's asset management business, including Associate General Counsel,
                                    Tax Director and Co-head of Fund Administration Department. Mr.
                                    Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.

*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.


         As of April 30, 2005, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.


                                 CODES OF ETHICS

         The Trusts, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

         The Trusts' code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts' code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts' code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

         The code of ethics adopted by JPMIM requires that all employees must:
(i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades

(except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

         JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

         The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

         JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

         To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

         Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment

Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

         The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

         - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

         - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

         - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

         - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

         - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

         - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

         - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

         - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

         - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

         - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

         The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

         - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

         - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

         - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

         - JPMIM votes against proposals for a super-majority vote to approve a merger.

         - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

         - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

         - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

         In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC and are available on the Funds' website at www.jpmorganfunds.com.

                          PORTFOLIO HOLDINGS DISCLOSURE

         As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Funds Services (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.


         The Funds' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:


          ALL FUNDS
         Moody's Investor Service                Monthly         30 days after month end
         Vickers Stock Research Corp.            Quarterly       30 days after month end
         Standard & Poor's                       Monthly         30 days after month end
         MorningStar Inc.                        Monthly         30 days after month end
         Lipper, Inc.                            Monthly         30 days after month end
         Thomson Financial                       Monthly         30 days after month end
         Bloomberg LP                            Monthly         30 days after month end
         Casey Quirk & Acito                     Monthly         30 days after month end
         Investment Company Institute            Monthly         30 days after month end

          MID CAP VALUE FUND
         Key Bank                                Monthly         30 days after month end

          DISCIPLINED EQUITY FUND
          MID CAP VALUE FUND
          U.S. SMALL COMPANY FUND
         Sisters of Saint Joseph of Peace        Quarterly       30 days after month end

          MID CAP VALUE FUND
          DISCIPLINED EQUITY FUND
          DIVERSIFIED FUND
          U.S. SMALL COMPANY FUND
          SMALL CAP GROWTH FUND
          U.S. EQUITY FUND
          DYNAMIC SMALL CAP FUND
          SMALL CAP EQUITY FUND
         Vestek                                  Monthly         30 days after month end

          CAPITAL GROWTH FUND
          DIVERSIFIED FUND
          DYNAMIC SMALL CAP FUND
          GROWTH AND INCOME FUND
          MID CAP GROWTH FUND
          MID CAP VALUE FUND
          SMALL CAP EQUITY FUND
          U.S. EQUITY FUND
         SG Constellation                        Weekly          1 day

          DIVERSIFIED FUND
         The Bank of New York Company, Inc.      Daily           trade date

         In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Funds' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds' shareholders on the one hand and the Fund's Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

         Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trusts' Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC website at www.sec.gov.


         The Funds' top ten holdings also are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.


         Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

         Pursuant to the Investment Advisory Agreements (the "Advisory Agreements") between the Trusts, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

         Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1,

2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

         Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

         Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

         JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

         JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

         The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

         The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

         On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to JPMorgan Trust I reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and/or (iv) the contingent removal of funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of a Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable. At the same meeting, the Board of Trustees approved amendments for the Investment Advisory Agreement for J.P. Morgan Fleming Mutual Fund Group, Inc. reflecting new advisory fees for the JPMorgan mid Cap Value Fund and approved amendments for the Investment Advisory Agreements for J.P. Morgan Fleming Mutual Fund Group, Inc. and J.P. Morgan Mutual Fund Investment Trust, reflecting the removal of the Predecessor Funds from these agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Predecessor Funds.

         Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds that were series of JPMFMFG, JPMMFG, JPMMFIT and JPMMFSG. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

         As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by the Adviser, under the Advisory Agreements, the Trusts, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

         The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):


                                     FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                          12/31/02                       12/31/03                      12/31/2004
                                 ---------------------------    ---------------------------   -----------------------------
FUND                             PAID/ACCRUED       WAIVED      PAID/ACCRUED       WAIVED      PAID/ACCRUED       WAIVED
----                             -------------    ----------    -------------    ----------   --------------    -----------
Capital Growth Fund                  $   2,054      $      -        $   1,701      $      -        $   1,912      $       -

Disciplined Equity Fund                  3,973           (53)           2,329           (13)           1,302             (8)

Diversified Fund                         3,327          (173)           3,036          (552)           2,519           (458)

Dynamic Small Cap Fund                   1,172           (26)           1,045           (57)           1,271              -

Intrepid America Fund**                    N/A           N/A               34           (34)           1,130            (22)

Intrepid Contrarian Fund**                 N/A           N/A               33           (33)             104            (44)

Intrepid Growth Fund**                     N/A           N/A               32           (32)              46            (46)

Intrepid Value Fund**                      N/A           N/A               32           (32)              77            (48)

Mid Cap Equity Fund                        963          (132)           1,058                          1,325              -

Mid Cap Growth Fund                        502           (91)             376           (87)             376            (79)

Mid Cap Value Fund                         402          (219)           2,600          (729)          13,466         (2,566)

Small Cap Core Fund                      1,949          (918)           1,992          (646)           2,432           (543)

Small Cap Equity Fund                    4,157             -            4,175             -            4,807              -

U.S. Equity Fund                         1,634             -            1,645             -            1,961              -

U.S. Small Company Fund                  3,058             -            2,163             -            1,508              -



* Growth and Income Fund utilized the master/feeder fund structure and did not have an investment adviser because the Trust sought to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in its master portfolio.
**   The funds Commenced operations on 2/28/03



                               FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                    12/31/02                       12/31/03                      12/31/2004
                           ---------------------------    ---------------------------   -----------------------------
                           PAID/ACCRUED       WAIVED      PAID/ACCRUED       WAIVED      PAID/ACCRUED       WAIVED
                           -------------    ----------    -------------    ----------   --------------    -----------
Growth and Income
Portfolio                      $   5,298      $      -        $   4,286      $      -        $   4,423      $      -



*    The Portfolio changed its fiscal year end from 10/31 to 12/31.

         The Advisory Agreements provide that they will continue in effect for a period beyond October 31, 2005 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. Each Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trusts.

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

         The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to an Advisory Agreement or their affiliates, has approved the Advisory Agreements for the Trusts, on behalf of the Funds.

         As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

         In approving each Advisory Agreement, the Board of Trustees considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board of Trustees also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board of Trustees analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities.

         The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board of Trustees compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Fund and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.

         In reaching their decision to approve the investment advisory contracts, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current advisory agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.


                               PORTFOLIO MANAGERS

                OTHER ACCOUNTS MANAGED (As of December 31, 2004)

         The following tables show information regarding all of the other accounts managed by each portfolio manager as of December 31, 2004:



                                REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES          OTHER ACCOUNTS
                               ---------------------------------  ---------------------------------  ---------------------------
                               NUMBER OF                          NUMBER OF                          NUMBER OF
                               ACCOUNTS            TOTAL ASSETS   ACCOUNTS         TOTAL ASSETS      ACCOUNTS       TOTAL ASSETS
                               --------            ------------   --------         ------------      --------       ------------
DISCLIPNED EQUITY FUND
Terance Chan                   9                   $2.28 billion  8                $2.4 billion      15             $4.9 billion
Raffaele Zingone               4                   $2.28 billion  2                $1.94 billion     37             $13 billion
MID CAP GROWTH FUND
Timothy Parton                 4                   $3.26 billion  1                $12 million       3              $96 million
Christopher Jones              9                   $4.1billion    8                $771 million      8              $509 million
CAPITAL GROWTH FUND
Timothy Parton                 4                   $2.8 billion   1                $12 million       3              $96 million
Christopher Jones              9                   $ 4.1 billion  3                $771 million      8              $509 million
U.S. EQUITY FUND
Helge Skibeli                  1                   $170 million   1                $63 million       0              0
Susan Bao                      3                   $281 million   3                $682 million      12             $3.8 million
MID CAP VALUE FUND
Jonathan Simon                 12                  $4.8 billion   3                $2.8 billion      21             $3 billion
Larry Playford                 6                   $878 million   0                0                 7              $422 million
MID CAP EQUITY FUND
Jonathan Simon                 12                  $8.2 million   3                $2.8 million      21             $3.1 billion
Christopher Jones              9                   $4.1 billion   8                $771 million      8              $509 million
GROWTH AND INCOME FUND
Jonathan Simon                 12                  $7.3 billion   3                $2.8 billion      21             $3.1 billion
Clare Hart                     2                   $548 million   0                0                 0              0
SMALL CAP EQUITY FUND
Glenn Gawronski                0                   0              0                0                 0              0
Christopher Jones              9                   $4.1 billion   8                $771 million      8              $509 million
DYNAMIC SMALL CAP FUND
Eytan Shapiro                  4                   $881 million   4                $175 million      4              $362 million
Christopher Jones              9                   $4 billion     8                $771 million      8              $509 million
INTREPID GROWTH FUND
Silvio Tarca                   5                   $1.4 billion   3                $775 million      7              $199 million
Robert Weller                  5                   $1.4 billion   2                $746 million      7              $2 billion
INTREPID VALUE FUND
Silvio Tarca                   5                   $1.4 billion   3                $775 million      7              $199 million
Robert Weller                  5                   $1.4 billion   2                $746 million      7              $2 billion
INTREPID AMERICA FUND
Silvio Tarca                   5                   $1 billion     3                $775 million      7              $199 million
Robert Weller                  5                   $1 billion     2                $746 million      7              $2 billion
INTREPID CONTRARIAN FUND
Silvio Tarca                   5                   $1.4 billion   3                $775 million      7              $199 million
Robert Weller                  5                   $1.4 billion   2                $746 million      7              $2 billion
SMALL CAP CORE FUND
Christopher Blum               9                   $1.9 billion   9                $1.5 billion      3              $321 million

Dennis Ruhl                    11                  $3 billion     10               $1 billion        8              $693 million
U.S. SMALL COMPANY FUND
Christopher Blum               9                   $2.6 billion   9                $1.5 billion      3              $321 million
Dennis Ruhl                    11                  $3.7 billion   10               $1 billion        8              $693 million
VALUE ADVANTAGE FUND
Jonathan Simon                 6                   $4.5 billion   0                0                 7              $422 million
Larry Playford                 12                  8.4 billion    3                $2.8 billion      21             $8.3 billion
DIVERSIFIED FUND
Anne Lester                    1                   $156 million   2                $367 million      41             $1.88 billion**
Patrick Jakobson               1                   $252 million   0                0                 53             $3.5 billion*



* Mr. Jakobson is a portfolio manager on 17 individual managed accounts with a total market value of $564 million. Each of these accounts pays a performance fee to the Adviser.
** Ms. Lester is a portfolio manager on one individual managed account with a total market value of $63 million. This account pays a performance fee to the Adviser.

POTENTIAL CONFLICTS OF INTERESTS

         As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment companies. The potential for conflicts of interest exists when the Adviser and its portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

         JPMIM. Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

         The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

         The Adviser has policies and procedures designed to manage these conflicts. For instance, the Adviser has a policy to allocate investment opportunities fairly and equitably among its clients over time. The allocation procedures require that orders for the same equity security be aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

         Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

         JPMIM. The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

         Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Each portfolio manager's performance with respect to the mutual funds he or she manages is evaluated relative to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

         Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock, also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

OWNERSHIP OF SECURITIES

The following table indicates the dollar range of securities of each fund beneficially owned by the Portfolio's lead portfolio managers as of December 31, 2004, the Portfolios' most recent fiscal year end.



                                                       AGGREGATE DOLLAR RANGE OF SECURITIES IN THE PORTFOLIO
                                                           $1-       $10,001-    $50,001-     $100,001-     $500,001 -      OVER
                                  DATE        NONE       $10,000     $50,000     $100,000     $500,000     $1,000,000    $1,000,000
                               ----------- ----------- ----------- ----------- ------------ ------------- ------------- ------------
DISCLIPNED EQUITY FUND
Terance Chan                                   X
Raffaele Zingone                                                       X

MID CAP GROWTH FUND

                                                       AGGREGATE DOLLAR RANGE OF SECURITIES IN THE PORTFOLIO
                                                           $1-       $10,001-    $50,001-     $100,001-     $500,001 -      OVER
                                  DATE        NONE       $10,000     $50,000     $100,000     $500,000     $1,000,000    $1,000,000
                               ----------- ----------- ----------- ----------- ------------ ------------- ------------- ------------
Timothy Parton                                                         X
Christopher Jones                              X

CAPITAL GROWTH FUND
Timothy Parton                   3/15/05                               X
Christopher Jones                3/17/05                                                          X

U.S. EQUITY FUND
Helge Skibeli                                  X
Susan Bao                                      X

MID CAP VALUE FUND
Jonathan Simon                                                                                                                X
Larry Playford                                                         X

MID CAP EQUITY FUND
Jonathan Simon                                 X
Christopher Jones                              X

GROWTH AND INCOME FUND
Jonathan Simon                                 X
Clare Hart                       3/16/05                    X

SMALL CAP EQUITY FUND
Glenn Gawronski                                X
Christopher Jones                              X

DYNAMIC SMALL CAP FUND
Eytan Shapiro                                  X
Christopher Jones                              X

INTREPID GROWTH FUND
Silvio Tarca                                                X
Robert Weller                                               X

INTREPID VALUE FUND
Silvio Tarca                                                X
Robert Weller                                               X

INTREPID AMERICA FUND
Silvio Tarca                                                X
Robert Weller                                               X

INTREPID CONTRARIAN FUND
Silvio Tarca                                                X
Robert Weller                                               X

SMALL CAP CORE FUND
Christopher Blum                 3/15/05                    X
Dennis Ruhl                      3/15/05                    X

VALUE ADVANTAGE FUND
Jonathan Simon                   3/31/05                                                          X
Larry Playford                   3/31/05       X

U.S. SMALL COMPANY FUND
Christopher Blum                               X
Dennis Ruhl                                    X

DIVERSIFIED FUND FUND
Anne Lester                      3/18/05                                X

                                                       AGGREGATE DOLLAR RANGE OF SECURITIES IN THE PORTFOLIO
                                                           $1-       $10,001-    $50,001-     $100,001-     $500,001 -      OVER
                                  DATE        NONE       $10,000     $50,000     $100,000     $500,000     $1,000,000    $1,000,000
                               ----------- ----------- ----------- ----------- ------------ ------------- ------------- ------------
Patrick Jakobson                 3/23/05       X


                                  ADMINISTRATOR

         Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between each Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.


         Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Currently the Administrator pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator. It is expected that, effective July 1, 2005, J.P. Morgan Investor Services, Co. will be each Fund's sub-administrator.


         Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2005. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

         The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

         In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund (except "Growth and Income Fund) a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets.

         In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from Growth and Income Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.10% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.025% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets. Growth and Income Fund is a feeder into the Growth and Income Portfolio that has an additional 0.05% administration fee. On or about March 25, 2005, it is anticipated that Growth and Income Fund will be consolidated with Growth and Income Portfolio, at which time Growth and Income Fund will be subject to the same administrative fund as the other Funds.

         For purposes of the preceeding two paragraphs, the "JPMorgan Funds Complex" includes the open-end investment companies in the JPMorgan Complex including the series of the former One Group Mutual Funds.

         From September 10, 2001 to February 19, 2005, pursuant to the administration agreements between JPMFMFG, JPMMFIT, JPMMFS and the Predecessor Trusts, as the case may be, on behalf of the Mid Cap Value Fund, the Mid Cap Growth Fund and the Predecessor Funds, respectively, and a predecessor of JPMorgan Chase Bank (the "Administration Agreements"), JPMorgan Chase Bank was the administrator of Mid Cap Growth Fund, Mid Cap Value Fund and the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Administration Agreements, JPMorgan Chase Bank received from Mid Cap Growth Fund, Mid Cap Value Fund and the Predecessor Funds a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to Mid Cap Growth Fund, Mid Cap Value Fund and the Predecessor Funds. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as the sub-administrator for the Mid Cap Growth Fund, Mid Cap Value Fund and the Predecessor Funds.

         The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).


                               FISCAL YEAR ENDED              FISCAL YEAR ENDED              FISCAL YEAR ENDED
                                    12/31/02                       12/31/03                      12/31/2004
                           ------------------------------------------------------------------------------------------
FUND                       PAID/ACCRUED       WAIVED      PAID/ACCRUED       WAIVED      PAID/ACCRUED       WAIVED
----                       -------------    ----------    -------------    ----------   --------------    -----------
Capital Growth Fund                  770           (70)             638          (471)             717           (118)

Disciplined Equity Fund            1,703        (1,140)           1,272        (1,042)             781           (731)

Diversified Fund                     907          (807)             828          (417)             687           (407)

Dynamic Small Cap Fund               271           (72)             241          (153)             293            (54)

Growth and Income Fund               878          (499)             699          (699)             665           (395)

  Growth and Income
Portfolio                            662             -              536             -              553              -

Intrepid America Fund**              N/A           N/A            7,852        (7,852)             261           (126)

Intrepid Contrarian
Fund**                               N/A           N/A            7,518        (7,518)              24            (24)

Intrepid Growth Fund**               N/A           N/A            7,436        (7,436)              11            (11)

Intrepid Value Fund**                N/A           N/A            7,487        (7,487)              18            (18)

Mid Cap Equity Fund                  222           (68)             244           (66)             306            (81)

Mid Cap Growth Fund                  N/A           N/A               87           (74)              87            (58)

Mid Cap Value Fund                    57            (9)             530          (158)           2,886         (1,149)

Small Cap Core Fund                  450          (129)             460          (130)             561           (312)

Small Cap Equity Fund                959           (51)             963          (590)           1,109            (41)

U.S. Equity Fund                     613          (450)             617          (367)             735           (344)

U.S. Small Company Fund              764          (264)             541           (72)             377           (128)



**   The Intrepid Funds commenced operations on 2/28/03


                                   DISTRIBUTOR

         Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trusts' distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

         Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

         Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Mid Cap Growth Fund, Mid Cap Value Fund and the Predecessor Funds.

                                DISTRIBUTION PLAN

         Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

         JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

         Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

         No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

         Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares purchased on or before February 18, 2005 will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

         Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

         The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

         The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

         The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFS, JPMFMFG, JPMMFIT and each Predecessor Trust with respect to the classes of Shares specified above.

         The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                   FISCAL YEAR ENDED             FISCAL YEAR ENDED             FISCAL YEAR ENDED
                                       12/31/02                      12/31/03                      12/31/04
                                -----------------------       -----------------------       -----------------------
FUND (PRIOR FISCAL YEAR
END)                            PAID/ACCRUED     WAIVED       PAID/ACCRUED     WAIVED       PAID/ACCRUED     WAIVED
----------------------------    ------------     ------       ------------     ------       ------------     ------
Capital Growth Fund
   Class A Shares               $   1,017        $   -          $    908       $   -         $   1,031       $    -
   Class B Shares                     750            -               418           -               418            -
   Class C Shares                      29            -                26           -                42            -
Disciplined Equity Fund
   Class A Shares                       6            -                 4           -                 5            -
   Class B Shares                       2            -                 2           -                 -            -
Diversified Fund
   Class A Shares                     N/A          N/A                85           -               111            -
   Class B Shares                     N/A          N/A                77           -               105            -
   Class C Shares                     N/A          N/A                 4           -                 5            -
Dynamic Small Cap Fund
   Class A Shares                     247            -               205           -               231            -
   Class B Shares                     453            -               389           -               451            -
   Class C Shares                      77            -               109           -               218            -
Growth and Income Fund
   Class A Shares                   1,857            -             1,548           -             1,470            -
   Class B Shares                     948            -               552           -               521            -
   Class C Shares                      46            -                40           -                43            -
Mid Cap Growth Fund

   Class A Shares                     220            -               146           -               137            -
   Class B Shares                      39            -                24           -                22            -
Mid Cap Value Fund
   Class A Shares                      32            -               261           -             1,707            -
   Class B Shares                      95            -               285           -               794            -
   Class C Shares                      56            -               301           -             1,749            -
Small Cap Equity Fund
   Class A Shares                     193            2               198          24               234          (25)
   Class B Shares                     249            -               149           -               151            -
U.S. Equity Fund
   Class A Shares                      95            -               105           -               126            -
   Class B Shares                     106            -               179           -               206            -
   Class C Shares                       7            -                30           -                35            -



^ Amount rounds to less than one thousand

         The table below sets forth the expenses paid by J.P. Morgan Fund Distributors, Inc. related to the distribution of Shares under the Distribution Plan during the fiscal year ended December 31, 2004:



Capital Growth Fund
                           Advertising and Sales Literature                       $         1
                           B Share Financing Charges                                  423,810
                           Compensation to dealers                                    959,197
                           Compensation to sales personnel                              6,904
                           Equipment, supplies and other indirect
                           distribution-related expenses                                1,314
                           Printing, production and mailing of prospectuses
                           to other than shareholders                                  13,347
Disciplined Equity Fund
                           Advertising and Sales Literature                       $         1
                           B Share Financing Charges                                        0
                           Compensation to dealers                                     10,523
                           Compensation to sales personnel                              4,970
                           Equipment, supplies and other indirect
                           distribution-related expenses                                  934
                           Printing, production and mailing of prospectuses
                           to other than shareholders                                   6,226
Diversified Fund
                           Advertising and Sales Literature                       $         0
                           B Share Financing Charges                                  105,155
                           Compensation to dealers                                     80,164
                           Compensation to sales personnel                                869
                           Equipment, supplies and other indirect
                           distribution-related expenses                                  162
                           Printing, production and mailing of prospectuses
                           to other than shareholders                                   1,182
Dynamic Small Cap Fund
                           Advertising and Sales Literature                       $         1

                           B Share Financing Charges                                  452,057
                           Compensation to dealers                                    511,608
                           Compensation to sales personnel                              2,872
                           Equipment, supplies and other indirect
                           distribution-related expenses                                  541
                           Printing, production and mailing of prospectuses
                           to other than shareholders                                   3,925
Growth and Income Fund
                           Advertising and Sales Literature                       $         2
                           B Share Financing Charges                                  528,498
                           Compensation to dealers                                  1,443,905
                           Compensation to sales personnel                              9,708
                           Equipment, supplies and other indirect
                           distribution-related expenses                                1,826
                           Printing, production and mailing of prospectuses
                           to other than shareholders                                  19,126
Mid Cap Growth Fund
                           Advertising and Sales Literature                       $         0
                           B Share Financing Charges                                   21,733
                           Compensation to dealers                                     17,601
                           Compensation to sales personnel                                851
                           Equipment, supplies and other indirect
                           distribution-related expenses                                  160
                           Printing, production and mailing of prospectuses
                           to other than shareholders                                   1,112
Mid Cap Value Fund
                           Advertising and Sales Literature                       $         2
                           B Share Financing Charges                                  731,022
                           Compensation to dealers                                    707,187
                           Compensation to sales personnel                             21,589
                           Equipment, supplies and other indirect
                           distribution-related expenses                                5,181
                           Printing, production and mailing of prospectuses
                           to other than shareholders                                  38,184
Small Cap Equity Fund
                           Advertising and Sales Literature                       $         0
                           B Share Financing Charges                                  154,580
                           Compensation to dealers                                    182,498
                           Compensation to sales personnel                              1,586
                           Equipment, supplies and other indirect
                           distribution-related expenses                                  323
                           Printing, production and mailing of prospectuses
                           to other than shareholders                                   2,161
U.S. Equity Fund
                           Advertising and Sales Literature                       $         0
                           B Share Financing Charges                                  208,434
                           Compensation to dealers                                    232,507
                           Compensation to sales personnel                              2,434
                           Equipment, supplies and other indirect
                           distribution-related expenses                                  463
                           Printing, production and mailing of prospectuses
                           to other than shareholders                                   7,499

                                    CUSTODIAN

         Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.


         For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first $10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000. In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.


         For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

         JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.


         Until March 21, 2005, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston MA 02116, served as Fund Accountant for Capital Growth Fund, Growth and Income Fund and G&I Portfolio.

         On March 21, 2005, JPMorgan Chase Bank became the fund accountant for the Growth and Income and Capital Growth Funds. At that time these Funds began paying fees to JPMorgan Chase Bank under the fund accounting fee schedule described above.


                            SECURITIES LENDING AGENT

         JPMorgan Chase Bank serves as the securities lending agent for the Capital Growth Fund, Diversified Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Core Fund, U.S. Equity Fund and U.S. Small Company Fund. The Board of Trustees has approved the lending of portfolio securities of these Funds through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as "Securities lending (net)."

         The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.

         Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase Bank invests the cash collateral on behalf of the Funds in accordance with the investment guidelines contained in the securities lending agreement.


         JPMorgan Chase Bank, as lending agent, receives a fee equal to 0.05% (0.06% prior to January 31, 2004) of the average dollar value of the loans of U.S. securities outstanding during a given month and 0.10% (0.1142% prior to January 31, 2004) of the average dollar value of loans of non-U.S. securities outstanding during a given month. For the fiscal year ended December 31, 2003, JPMorgan Chase Bank received fees of approximately $254,000.


         Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

                                 TRANSFER AGENT

         Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

         Prior to February 19, 2005, DST Systems, Inc. served as the transfer and dividend disbursing agent for each Predecessor Fund, the Mid Cap Value Fund and the Mid Cap Growth Fund.

                              SHAREHOLDER SERVICING

         Effective February 19, 2005, each Trust, on behalf of each applicable Fund, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

         "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

         "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

         Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).

         Select Class, Class A, Class B and Class C                0.25%
         Institutional Class                                       0.10%

         Ultra Shares do not pay shareholder servicing fees.

         To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

         JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

         The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

         Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Funds.

         The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):


                                    FISCAL YEAR ENDED             FISCAL YEAR ENDED               FISCAL YEAR ENDED
                                        12/31/02                       12/31/03                       12/31/2004
                                -------------------------      ------------------------       -------------------------
FUND                            PAID/ACCRUED       WAIVED      PAID/ACCRUED      WAIVED       PAID/ACCRUED       WAIVED
----                            ------------       ------      ------------      ------       ------------       ------
      Capital Growth Fund
           Class A Shares              1,017            -               908          -               1,031           -
           Class B Shares                250            -               139          -                 139           -
           Class C Shares                 10            -                 9          -                  14           -
            Select Shares                  7           (2)                7         (7)                 11         (11)
  Disciplined Equity Fund
           Class A Shares                  5           (4)                4         (4)                  5          (5)
           Class B Shares                  1            -                 1         (1)                N/A         N/A
     Institutional Shares              1,040       (1,024)              651       (195)                336         (16)
            Select Shares                233           (8)              166          -                 188          (2)
             Ultra Shares                  -            -                64        (64)                 54         (54)
         Diversified Fund
           Class A Shares                  -            -                85        (77)                111         (84)

           Class B Shares                  -            -                26         (5)                 35          (2)
           Class C Shares                  -            -                 1          -                   2           -
     Institutional Shares                302         (297)              269       (269)                262        (262)
            Select Shares                756            -               596          -                 342         (22)
   Dynamic Small Cap Fund
           Class A Shares                247         (188)              205       (185)                231        (184)
           Class B Shares                151          (42)              130        (54)                150         (48)
           Class C Shares                 26           (8)               36        (15)                 73         (23)
            Select Shares                 27           (7)               31         (6)                 35         (28)
   Growth and Income Fund
           Class A Shares              1,857         (134)            1,548       (309)              1,470        (269)
           Class B Shares                316          (20)              184        (37)                174         (32)
           Class C Shares                 15           (1)               13         (3)                 15          (3)
            Select Shares                  6            -                 2         (1)                  3          (3)
   Intrepid America Fund*
            Select Shares                N/A          N/A            13,087    (13,087)                435        (208)
Intrepid Contrarian Fund*
            Select Shares                N/A          N/A            12,531    (12,531)                 40         (40)
    Intrepid Growth Fund*
            Select Shares                N/A          N/A            12,393    (12,393)                 18         (18)
     Intrepid Value Fund*
            Select Shares                N/A          N/A            12,478    (12,478)                 30         (30)
      Mid Cap Equity Fund
            Select Shares                370         (343)              407       (332)                510        (410)
      Mid Cap Growth Fund
           Class A Shares                  -            -                95        (76)                137        (110)
           Class B Shares                  -            -                 5          -                   7           -
       Mid Cap Value Fund
           Class A Shares                  -            -               233       (173)              1,707      (1,079)
           Class B Shares                  -            -                75          -                 265          (7)
           Class C Shares                  -            -                87          -                 583         (19)
     Institutional Shares                  -            -               131       (131)                690        (690)
            Select Shares                  -            -                67          -                 530           -
      Small Cap Core Fund
            Select Shares                750         (750)              766       (766)                935        (935)
    Small Cap Equity Fund
           Class A Shares                  8            -               146       (115)                234        (192)

           Class B Shares                 83            -                50          -                  50           -
            Select Shares              1,323       (1,255)            1,359       (987)              1,565      (1,562)
         U.S. Equity Fund
           Class A Shares                 95          (83)              105       (101)                126        (123)
           Class B Shares                 36           (3)               60         (9)                 69         (12)
           Class C Shares                  2            -                10         (2)                 12          (2)
     Institutional Shares                 82           (8)               73        (26)                 85         (29)
            Select Shares                683          (78)              671       (119)                806        (118)
  U.S. Small Company Fund
     Institutional Shares                263         (126)              171       (166)                114        (101)
            Select Shares                616          (89)              474       (166)                343        (121)



* The Intrepid Funds commenced operations on 2/28/03


         Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

         For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

         JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

         JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

         The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

         JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

         The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

         Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

         Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

         The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

         JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

         Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

         Revenue sharing payments are usually structured in one of three ways:
(i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments.

         FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

         The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

         JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

         JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

         The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

         An investor may buy shares in a Fund: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

         The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, including without limitation the following: (i) the securities must be traded on a public securities market or have quoted bid and asked prices available; (ii) JPMIM must determine that acceptance is in the best interest of the Funds and conforms with the applicable Fund's fundamental objectives, policies and restrictions; and (iii) a Fund may not accept unregistered securities which, if transferred, would be required to be registered.

         Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have not filed an election under Rule 18f-1 under the 1940 Act.

         Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

         EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

         Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

         (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

         (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

         If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

         For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

         For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

         Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

         ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

         The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

         MID CAP GROWTH FUND. Holders of Class B Shares in the former JPMorgan H&Q IPO & Emerging Company Fund, the predecessor of the Mid Cap Growth Fund, who received Class B Shares in the Mid Cap Growth Fund as part of the reorganization of the Mid Cap Growth Fund and the predecessor fund on March 23, 2001 will generally pay a lower deferred sales charge on the shares received in the reorganization than on shares subsequently purchased. Class B Shares received in the reorganization will have the CDSC set forth in Column 3 below, while shares purchased after the reorganization or acquired in a subsequent purchase will have the CDSC set forth in Column 2 below. The Class B Shares purchased after the reorganization will cease to have a CDSC six years after a purchase (as opposed to five years for Class B Shares acquired in the reorganization). Those shares will convert to Class A Shares nine years after a purchase (as opposed to six years for Class B Shares acquired in the reorganization). In determining the sales charge on Class B Shares received as part of the reorganization, the holding period will refer back to when the Class B Shares of the predecessor fund were purchased, not when the Class B Shares of Mid Cap Growth Fund were received in the reorganization.

                                CONTINGENT DEFERRED SALES CHARGE*
                                ---------------------------------
                         SHARES RECEIVED                   SHARES RECEIVED
YEARS HELD            AFTER REORGANIZATION                IN REORGANIZATION
----------            --------------------                -----------------
    1                      5%                              5%
    2                      4%                              4%
    3                      3%                              3%

    4                           3%                              3%
    5                           2%                              1%
    6                           1%                   Convert to Class A shares
    7                          None                            --
    8                          None                            --
    9               Convert to Class A shares                  --

* Purchasers acquiring Class B Shares of the Mid Cap Growth Fund after the reorganization between the Fund and the predecessor fund will pay a CDSC as described in Column 2.

         A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act of 1934.

         The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

         Investors may incur a fee if they effect transactions through a Financial Intermediary.

         CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

         APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

                           DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

         Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

         The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

         Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

         Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

         For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

         Futures, options and other derivatives are valued on the basis of available market quotations.

         Securities of other open-end investment companies are valued at their respective NAVs.

         Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

         Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to:
(1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

         On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

         Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

         Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes
(i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

         Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

         Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax-exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has investment discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

         On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

         If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):


                                                         FISCAL                      FISCAL
                                                          YEAR        FISCAL YEAR     YEAR
                                                          ENDED          ENDED        ENDED
FUND                                                    12/31/02       12/31/03      12/31/04
                                                        --------      -----------     --------
CAPITAL GROWTH FUND
Total Brokerage Commissions                             $    893       $    826      $  1,261
Brokerage Commissions to Affliated Broker/Dealer               -              -             -

DISCIPLINED EQUITY FUND
Total Brokerage Commissions                                1,284          1,142           534

Brokerage Commissions to Affliated Broker/Dealer               7              -             -

DIVERSIFIED FUND
Total Brokerage Commissions                                  739            723           516
Brokerage Commissions to Affliated Broker/Dealer               1              -^            -

DYNAMIC SMALL CAP FUND
Total Brokerage Commissions                                  245            246           596
Brokerage Commissions to Affliated Broker/Dealer               -              -             -

INTREPID AMERICA FUND*
Total Brokerage Commissions                                  N/A             16           449
Brokerage Commissions to Affliated Broker/Dealer             N/A              -             -

INTREPID CONTRARIAN FUND*
Total Brokerage Commissions                                  N/A             14            42
Brokerage Commissions to Affliated Broker/Dealer             N/A              -             -

INTREPID GROWTH FUND*
Total Brokerage Commissions                                  N/A             14            12
Brokerage Commissions to Affliated Broker/Dealer             N/A              -             -

INTREPID VALUE FUND*
Total Brokerage Commissions                                  N/A             12            18
Brokerage Commissions to Affliated Broker/Dealer             N/A              -             -

GROWTH AND INCOME PORTFOLIO
Total Brokerage Commissions                                2,233          1,178           392
Brokerage Commissions to Affliated Broker/Dealer               -              -             -

MID CAP EQUITY FUND
Total Brokerage Commissions                                  147            240           380
Brokerage Commissions to Affliated Broker/Dealer               -              4             1

MID CAP GROWTH FUND
Total Brokerage Commissions                                  116            118           155
Brokerage Commissions to Affliated Broker/Dealer               -              -             -

MID CAP VALUE FUND
Total Brokerage Commissions                                  110            637         2,814
Brokerage Commissions to Affliated Broker/Dealer             N/A            N/A             -

SMALL CAP CORE FUND
Total Brokerage Commissions                                  332            420         1,179
Brokerage Commissions to Affliated Broker/Dealer               6              -             -

SMALL CAP EQUITY FUND
Total Brokerage Commissions                                  676            645           857
Brokerage Commissions to Affliated Broker/Dealer               -^             -             -

U.S. EQUITY FUND
Total Brokerage Commissions                                  893            866           788

Brokerage Commissions to Affliated Broker/Dealer               8              2             1

U.S. SMALL COMPANY FUND
Total Brokerage Commissions                                1,661          1,366         1,029
Brokerage Commissions to Affliated Broker/Dealer               2              2             -



^ Amount rounds to less than one thousand.
* The funds Commenced operations on 2/28/03


         Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.


         Under JPMIM's policy, "soft dollar" services refer to arrangements which fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services which are research-related and enhance the investment decision-making process. JPMIM considers these soft dollar services to be either (1) market data services such as Bloomberg, Reuters, or Factset; or (2) third party research and publications such as UBS providing JPMIM with Gerson Lehman research. Effective February 19, 2005, the Funds will not participate in JPMIM's soft dollar arrangements described above.


         For the fiscal year ended December 31, 2004, the following Funds paid the commissions indicated below to brokers and dealers who provided research services:


                                                             PERCENTAGE OF
                                       TOTAL RESEARCH           TOTAL
                                         COMMISSIONS         COMMISSIONS
                                       --------------        -------------
Disciplined Equity Fund                $    76,638.55            14.53%
Capital Growth Fund                        213,217.05            16.89%
Diversified Fund                            28,588.48            17.90%
Dynamic Small Cap Fund                      77,976.95            13.16%
Growth & Income Fund                       208,406.26            20.41%
Intrepid America Fund                       42,670.83             9.50%
Intrepid Contrarian Fund                     2,776.00             6.60%
Intrepid Growth Fund                         1,161.00             9.93%
Intrepid Value Fund                            368.80             2.03%
Mid Cap Equity Fund                         43,006.14            15.39%
Small Cap Core Fund                         49,088.55             4.19%
U.S. Equity Fund                           184,682.04            23.65%
Mid Cap Value                              309,299.88            11.00%
Mid Cap Growth                              26,426.91            16.99%

                                 DELAWARE TRUST

         JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

         Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. JPMTI's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, JPMTI or any series or class. In addition, the Declaration of Trust provides that neither JPMTI nor the Trustees, nor any officer, employee, or agent of JPMTI shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, JPMTI's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

         The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that JPMTI, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

         JPMTI's Declaration of Trust provides that JPMTI will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMTI, unless, as to liability to JPMTI or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

         JPMTI shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                               MASSACHUSETTS TRUST

         JPMMFIT is organized as a Massachusetts business trust and Mid Cap Growth Fund is a separate and distinct series thereof. Copies of the Declaration of Trust of JPMMFIT are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and by-laws of JPMMFIT are designed to make JPMMFIT similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

         Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, JPMMFIT's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

         No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims,
(ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of JPMMFIT in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

         JPMMFIT's Declaration of Trust provides that JPMMFIT will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFIT, unless, as to liability to JPMMFIT or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFIT. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

         JPMMFIT shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                       LIMITATION OF DIRECTORS' LIABILITY

         The Articles of Incorporation of the Corporation provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                              DESCRIPTION OF SHARES

         SHARES OF JPMTI. JPMTI is an open-end, management investment company organized as Delaware statutory trust. Each Fund (other than Mid Cap Growth Fund and Mid Cap Value Fund) represents a separate series of shares of beneficial interest. See "Delaware Trust."

         The Declaration of Trust of JPMTI permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

         The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMTI. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMTI not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMTI's Declaration of Trust.

         Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

         The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMTI to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMTI's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act;
(ii) cause any one or more series or classes of JPMTI to merge or consolidate with or into any one or more other series or classes of JPMTI, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMTI to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

         The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMTI's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

         The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMTI under certain circumstances, see "Purchases, Redemptions and Exchanges".

         SHARES OF JPMMFIT. JPMMFIT is an open-end, management investment company organized as Massachusetts business trust. The Mid Cap Growth Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

             The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

         The shareholders of the Fund are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFIT. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFIT not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMMFIT's Declaration of Trust.

         Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFIT which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFIT to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

         Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFIT's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of JPMMFIT; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

         The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

         For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFIT under certain circumstances, see "Purchases, Redemptions and Exchanges".

         SHARES OF JPMFMFG. The Articles of Incorporation of the Corporation permit the classes of the Corporation to offer 612,500,000 shares of common stock, with $.001 par value per share. Pursuant to the Corporation's Articles of Incorporation, the Board may increase the number of shares that the classes of the Corporation are authorized to issue without the approval of the shareholders of each class of the Corporation. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

         Each share of a series in the Corporation represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by the Corporation for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

         The shares of the Mid Cap Value Fund, which is a series of the Corporation, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights. Under Maryland law, the Corporation is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

         Each share in each series of the Fund represents an equal proportionate interest in that series of the Fund with each other share of that series of the Fund. The shares of each series and class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Corporation which are not attributable to a specific series or class are allocated among all the series and classes in a manner believed by management of the Corporation to be fair and equitable. Shares of each series or class generally vote together, except when required by federal securities laws to vote separately on matters that may affect a particular series or class differently, such as approval of a distribution plan.

                          DISTRIBUTIONS AND TAX MATTERS

         The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

         Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

         In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

         Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.


         CAPITAL LOSS CARRYFORWARDS. As of December 31, 2004, the following Funds have capital loss carryforwards (amounts in thousands):

CAPITAL LOSS CARRYOVER  (Amounts in Thousands)



                                                               CAPITAL LOSS
                                                                 CARRYOVER               EXPIRES
                                                               -------------            ---------
CAPITAL GROWTH FUND                                            $       (676)*           12/31/2010

DISCIPLINED EQUITY FUND                                              (9,155)            12/31/2008
                                                                   (199,716)            12/31/2009
                                                                   (198,549)            12/31/2010
                                                                    (44,113)            12/31/2011
                                                               ------------
                                                                   (451,533)(a)
                                                               ============

DIVERSIFIED FUND                                                    (10,624)            12/31/2009
                                                                    (54,815)            12/31/2010
                                                               ------------
                                                                    (65,439)(b)
                                                               ============

DYNAMIC SMALL CAP FUND                                               (3,776)            12/31/2010
                                                               ------------
                                                                     (3,776)
                                                               ============

GROWTH AND INCOME FUND                                              (27,485)            12/31/2011

INTREPID AMERICA FUND                                                (6,720)            12/31/2012

INTREPID CONTRARIAN FUND                                               NONE

INTREPID GROWTH FUND                                                   NONE

INTREPID VALUE FUND                                                    NONE

MID CAP GROWTH FUND                                                (222,526)            12/31/2009
                                                                    (28,364)            12/31/2010
                                                                     (2,527)            12/31/2011
                                                               ------------
                                                                   (253,417)
                                                               ============

MID CAP EQUITY FUND                                                    NONE

MID CAP VALUE FUND                                                     NONE

SMALL CAP CORE FUND                                                    NONE

SMALL CAP EQUTIY FUND                                                  NONE

U.S. EQUITY FUND                                                     (2,142)            12/31/2009
                                                                    (71,556)            12/31/2010
                                                               ------------
                                                                    (73,698)(c)
                                                               ============

U.S. SMALL COMPANY FUND                                                NONE



 (a) Includes $66,953 (in thousands) of losses acquired from JPMorgan SmartIndex Fund.
 (b) Includes $10,126 (in thousands) of losses acquired from JPMorgan Balanced Fund.
 (c) Includes $15,590 (in thousands) of losses acquired from JPMorgan Core Equity Fund and $2,512 (in thousands) of losses acquired from JPMorgan Focus Fund.
 * Acquired from JPMorgan H&Q Technology Fund. Utilization of this loss is subject to an annual limitation prescribed by the Internal Revenue Code.

 Utilization of these losses will be subject to an annual limitation as perscribed by the Internal Revenue Code.


         The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

         Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

         FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

         Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.

         Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

         Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

         ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income.

         Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

         Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

         In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

         Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

         TAX EXEMPT DIVIDENDS. Each Fund intends to qualify to pay exempt-interest dividends to its respective shareholders by having, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consist of tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by a Fund that consists of interest received by a Fund on tax-exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from a Fund.

         Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder. Any loss incurred on the sale or redemption of each Fund's shares held six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

         Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend's proportionate share of a Fund's income consisting of such interest.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

         Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

         Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

         Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends, capital gain dividends or exempt-interest dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

         In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

         BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by each Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31. 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply of the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

         FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign issuers, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

         If a Fund makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Fund's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

         A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

         STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

         Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investments in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

                             ADDITIONAL INFORMATION

         As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

         Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

         Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

         No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.


         PRINCIPAL HOLDERS. As of March 31, 2005, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds, the Mid Value Fund and the Mid Cap Growth Fund:



                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
CAPITAL GROWTH FUND

B SHARES                                MLPF&S FOR THE SOLE BENEFIT OF                                  6.80
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97FB9
                                        4800 DEER LAKE DRIVE EAST 2ND FLR
                                        JACKSONVILLE FL 32246-6484

CAPITAL GROWTH FUND

C SHARES                                MLPF&S FOR THE SOLE BENEFIT OF                                 52.13
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97TR4
                                        4800 DEER LAKE DR EAST 2ND FL
                                        JACKSONVILLE FL 32246-6484

CAPITAL GROWTH FUND

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
SELECT SHARES                           JPMORGAN CHASE 401(K) SAVINGS PLAN                             90.99
                                        STEPHEN D RYAN
                                        JPMORGAN
                                        3 CHASE METROTECH CTR FL 5
                                        BROOKLYN NY 11245-0001

DISCIPLINED EQUITY FUND

A SHARES                                JP MORGAN CHASE BANK AS AGENT FOR                              44.83
                                        JPMCB ACF PHILIP Z DOLEN IRA R/O
                                        ATTN: SPECIAL PRODUCTS 1/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK DE 19713-2107

DISCIPLINED EQUITY FUND

INSTITUTIONAL SHARES                    CHARLES SCHWAB & CO INC                                         5.63
                                        SPECIAL CUSTODY ACCOUNT FOR
                                        BENEFIT OF CUSTOMERS
                                        ATTN: MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122

                                        JPMIM AS AGENT FOR THE COMMUNITY                                9.95
                                        INVESTORS GROUP - ST PAUL FDTN
                                        ATTN MEL KONG
                                        522 5TH AVE
                                        NEW YORK NY 10036-7601

                                        JP MORGAN CHASE BANK AS AGENT FOR                               8.98
                                        DELNOR COMMUNITY
                                        ATTN SPECIAL PRODUCTS 2/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK DE 19713-2107

                                        JP MORGAN TRUST COMPANY N A FBO                                 7.17
                                        ASIAN ART MUSEUM FOUNDATION
                                        ENDOWMENT FUND FUNDING
                                        ATTN SPECIAL PRODUCTS 2/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK DE 19713-2107

                                        JP MORGAN TRUST COMPANY N A FBO                                 5.22
                                        KIRKSVILLE COLLEGE ENDOWMENT FUND
                                        ATTN SPECIAL PRODUCTS 2/OPS3

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        500 STANTON CHRISTIANA RD
                                        NEWARK DE 19713-2107

                                        MAC & CO A/C MIDF962P062                                        6.16
                                        ATTN MUTUAL FUND OPERATIONS
                                        PO BOX 3198
                                        PITTSBURGH PA 15230-3198

DISCIPLINED EQUITY FUND

SELECT SHARES                           BALSA & CO                                                      6.39
                                        JPMORGAN CHASE
                                        ATTN MUTUAL FUNDS SECTION
                                        14221 DALLAS PARKWAY
                                        7 2 JIP 138
                                        DALLAS TX 75254-2942

                                        CHARLES SCHWAB & CO INC                                        14.26
                                        SPECIAL CUSTODY ACCOUNT FOR
                                        BENEFIT OF CUSTOMERS
                                        ATTN: MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122

                                        JP MORGAN DELAWARE                                             12.87
                                        NATIONAL PHILANTHROPIC
                                        TRUST-INVESTMENT ACCOUNT
                                        ATTN SPECIAL PRODUCTS
                                        500 STANTON CHRISTIANA RD 1/OPS 3
                                        NEWARK DE 19713

DISCIPLINED EQUITY FUND

ULTRA SHARES                            BLUE BELL CREAMERIES USA INC                                   11.91
                                        PENSION PLAN
                                        ATTN BILL RANKIN
                                        PO BOX 1807
                                        BRENHAM TX 77834-1807

                                        JPMIM AS AGENT FOR                                             37.62
                                        POSTENS PENSIONSSTIFTELSE
                                        ATTN SCOTT DUCASE
                                        522 FIFTH AVE FLR 11
                                        NEW YORK NY 10036-7601

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        JPMIM AS AGENT FOR                                             18.29
                                        THE RETIREMENT TRUST FUND
                                        FOR ST JOSEPH'S PROVINCE OF THE
                                        SISTERS OF ST JOSEPH OF PEACE
                                        ATTN: F GENTIL 522 5TH AVE
                                        NEW YORK NY 10036

                                        JPMIM AS AGENT FOR NATIONAL                                     5.82
                                        HOCKEY LEAGUE UNFUNDED RETIREMENT
                                        PLAN
                                        ATTN TERESA TIBERG
                                        522 5TH AVE FL 10
                                        NEW YORK NY 10036-7601

                                        JPMIM AS AGENT FOR NOVARTIS CORP                                9.54
                                        USBA BALANCED FUND- NORTHERN TRUST
                                        MASTER TRUST
                                        ATTN: M MACHADO
                                        522 5TH AVE
                                        NEW YORK NY 10036-7601

                                        JP MORGAN CHASE BANK AS AGENT FOR                               8.39
                                        BELK FAMILY FOUNDATION
                                        ATTN: SPECIAL PRODUCTS 2/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK DE 19713-2107

DIVERSIFIED FUND

A SHARES                                AMVESCAP NATL TR CO AS AGENT FOR BA                             8.93
                                        FBO SCOTT TRACTOR COMPANY, LLC - SC
                                        COMPANIES PROFIT SHARING PLAN
                                        PO BOX 105779
                                        ATLANTA GA 30348-5779

DIVERSIFIED FUND

C SHARES                                MLPF&S                                                          8.51
                                        SEC# 97TR4
                                        4800 DEER LAKE DR EAST 2ND FL
                                        JACKSONVILLE FL 32246-6484

DIVERSIFIED FUND

INSTITUTIONAL SHARES                    CELTIC INSURANCE COMPANY LTD                                   13.76
                                        C P GALLAGHER VP

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        C/O PROCTER & GAMBLE
                                        2 PROCTER & GAMBLE PLAZA TE-13
                                        CINCINNATI OH 45202

                                        JPMIM AS AGENT FOR CORNELL U PLAN A                             5.69
                                        ATTN JAY MINCHILLI
                                        522 5TH AVE
                                        NEW YORK NY 10036-7601

                                        JP MORGAN CHASE BANK AS AGENT FOR                              17.21
                                        CORNELL MEDICAL BENEFITS TRUST
                                        ATTN: SPECIAL PRODUCTS 2 OPS/3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2107

                                        JPMORGAN CHASE BANK CUST                                       27.41
                                        ROBERT BOSCH CORPORATION
                                        ROBERT BOSCH CORP SAVINGS & TAX
                                        ADVANTAGES RETIREMENT PLAN
                                        9300 WARD PKWY
                                        KANSAS CITY MO 64114-3317

                                        RETIREMENT PLAN FOR EMPLOYEES OF                                8.03
                                        ASSOCIATION AMERICAN ARBITRATION
                                        PENSION COMMITTEE
                                        ATTN FRANK ROSSI VP/CONTROLLER
                                        335 MADISON AVE FL 10
                                        NEW YORK NY 10017-4626

DIVERSIFIED FUND

SELECT SHARES                           CTS CORPORATION RETIREMENT                                      5.57
                                        SAVINGS PLAN
                                        AMERICAN CENTURY SERVICES INC
                                        ATTN RPS MGMT RPTG
                                        PO BOX 419784
                                        KANSAS CITY MO 64141-6784

                                        JP MORGAN DELAWARE                                              5.28
                                        NATIONAL PHILANTHROPIC
                                        TRUST-INVESTMENT ACCOUNT
                                        ATTN SPECIAL PRODUCTS
                                        500 STANTON CHRISTIANA RD 1/OPS 3
                                        NEWARK DE 19713

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        M&I 401K PLAN TRUST DTD 10/1/99                                 5.38
                                        ATTN RPS MGMT RPTG
                                        PO BOX 419784
                                        KANSAS CITY MO 64141-6784

                                        NFSC FBO # 279-056227                                          15.08
                                        FIFTH THIRD BANK
                                        FIFTH THIRD BANK TTEE
                                        PO BOX 719
                                        20 NW 3RD ST
                                        EVANSVILLE IN 47708-1200

                                        STRAFE & CO                                                    16.74
                                        BOIA-ONE GROUP OPERATIONS
                                        1111 POLARIS PARKWAY
                                        PO BOX 711234
                                        COLUMBUS OH 43271-0001

                                        SUPERIOR TELECOMMUNICATIONS INC                                 5.49
                                        401K RETIREMENT PLAN
                                        AMERICAN CENTURY SERVICES INC
                                        ATTN RPS MGMT RPTG
                                        PO BOX 419784
                                        KANSAS CITY MO 64141-6784

DYNAMIC SMALL CAP FUND

A SHARES                                MLPF&S FOR THE SOLE BENEFIT OF                                 14.73
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97PG3
                                        4800 DEER LAKE DRIVE EAST 2ND FLR
                                        JACKSONVILLE FL 32246-6484

                                        THE BOC GROUP INC                                               5.94
                                        SAVINGS INVESTMENT PLAN 401(K) PLAN
                                        575 MOUNTAIN AVE
                                        NEW PROVIDNCE NJ 07974-2078

DYNAMIC SMALL CAP FUND

B SHARES                                MLPF&S FOR THE SOLE BENEFIT OF                                 28.27
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        SEC# 97PG4
                                        4800 DEER LAKE DRIVE EAST 2ND FLR
                                        JACKSONVILLE FL 32246-6484

DYNAMIC SMALL CAP FUND

C SHARES                                MLPF&S FOR THE SOLE BENEFIT OF                                 86.91
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97TR1
                                        4800 DEER LAKE DR EAST 2ND FL
                                        JACKSONVILLE FL 32246-6484

DYNAMIC SMALL CAP FUND

SELECT SHARES                           CITIGROUP GLOBAL MARKETS INC                                   11.42
                                        109801250
                                        333 W 34TH ST FL 3
                                        NEW YORK NY 10001-2402

                                        CROWN EQUIPMENT CORP                                           19.68
                                        FBO 401K RET SAVINGS PLAN
                                        DTD 12/1/02 QUAL RET PL & TRUST
                                        JPM/AC RET PL SRVS MNGMT RPTG TEAM
                                        PO BOX 419784
                                        KANSAS CITY MO 64141-6784

                                        JPMIM AS AGENT FOR                                             15.25
                                        CLARK ATLANTA UNIVERSITY
                                        ATTN SHERRYL JAMES-ROSARIO
                                        522 5TH AVE FL 11
                                        NEW YORK NY 10036-7601

                                        JPMORGAN TRUST CO NA                                           18.65
                                        RADER FAMILY PARTNERSHIP LP
                                        ATTN FUND OPERATIONS 3/OPS3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2107

                                        MITSUBISHI MOTORS NA TR                                         5.26
                                        401K SAVINGS PLAN
                                        ATTN JPM/AC RPS MGMT RPTG TEAM
                                        PO BOX 419784
                                        KANSAS CITY MO 64141-6784

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        MITSUBISHI MOTORS TTE                                          13.42
                                        MANUFACTURING 401K SAVINGS PLAN
                                        ATTN JPM/AC RPS MGMT RPTG TEAM
                                        PO BOX 419784
                                        KANSAS CITY MO 64141-6784

                                        STRAFE & CO                                                     5.84
                                        BOIA-ONE GROUP OPERATIONS
                                        1111 POLARIS PARKWAY
                                        PO BOX 711234
                                        COLUMBUS OH 43271-0001

GROWTH AND INCOME FUND

C SHARES                                MLPF&S FOR THE SOLE BENEFIT OF                                  5.85
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97TR2
                                        4800 DEER LAKE DR EAST 2ND FL
                                        JACKSONVILLE FL 32246-6484

GROWTH AND INCOME FUND

SELECT SHARES                           PERSHING LLC                                                    6.33
                                        PO BOX 2052
                                        JERSEY CITY NJ 07303-2052

                                        STRAFE & CO                                                    17.38
                                        BOIA-ONE GROUP OPERATIONS
                                        1111 POLARIS PARKWAY
                                        PO BOX 711234
                                        COLUMBUS OH 43271-0001

INTREPID AMERICA FUND

A SHARES                                JPMORGAN CHASE BANK                                            41.95
                                        ERIN E. MURPHY- UTMA NY
                                        ATTN: FUND OPERATIONS 3/OPS3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2105

                                        JP MORGAN INVESTMENT MGMT                                      25.12
                                        ATTN PETER SWIATEK

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        1200 N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432-2845

                                        THOMAS L WENZL                                                 29.64
                                        SUBJECT TO DST TOD RULES
                                        64 CLARK ST
                                        GLEN RIDGE NJ 07028-2208

INTREPID AMERICA FUND

C SHARES                                JP MORGAN INVESTMENT MGMT                                     100.00
                                        ATTN PETER SWIATEK
                                        1200 N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432-2845

INTREPID AMERICA FUND

SELECT SHARES                           BALSA & CO                                                      5.10
                                        JPMORGAN CHASE
                                        ATTN MUTUAL FUNDS SECTION
                                        14221 DALLAS PARKWAY
                                        7-2 JIP-138
                                        DALLAS TX 75254-2942

                                        BALSA & CO                                                     17.73
                                        REBATE ACCOUNT
                                        MUTUAL FUNDS UNIT 16 HCB 340
                                        PO BOX 2558
                                        HOUSTON TX 77252-2558

                                        ONE GROUP INVESTOR BALANCED FD ONE                              7.22
                                        GROUP SERVICES COMPANY
                                        1111 POLARIS PARKWAY SUITE 2G
                                        PO BOX 711235 OH1-1235
                                        COLUMBUS OH 43240-2050

                                        ONE GROUP INVESTOR GROWTH FUND ONE                              7.53
                                        GROUP SERVICES COMPANY
                                        1111 POLARIS PARKWAY SUITE 2G
                                        PO BOX 711235 OH1-1235
                                        COLUMBUS OH 43240-2050

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        ONE GROUP INVESTOR GROWTH & INCOME                             10.79
                                        FUND ONE GROUP SERVICES COMPANY
                                        1111 POLARIS PARKWAY SUITE 2G
                                        PO BOX 711235 OH1-1235
                                        COLUMBUS OH 43240-2050

INTREPID CONTRARIAN FUND

A SHARES                                INVESTORS TRUST CO CUST                                         5.75
                                        ROTH CONTRIBUTION IRA 1/1/2004
                                        CHARLES D MOODY
                                        4000 BRADWOOD RD
                                        AUSTIN TX 78722-1523

                                        JP MORGAN INVESTMENT MGMT                                      41.56
                                        ATTN PETER SWIATEK
                                        1200 N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432-2845

                                        PERSHING LLC                                                   38.30
                                        P.O. BOX 2052
                                        JERSEY CITY NJ 07303-2052

                                        PERSHING LLC                                                   10.95
                                        PO BOX 2052
                                        JERSEY CITY NJ 07303-2052

INTREPID CONTRARIAN FUND

C SHARES                                JP MORGAN INVESTMENT MGMT                                     100.00
                                        ATTN PETER SWIATEK
                                        1200 N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432-2845

INTREPID CONTRARIAN FUND

SELECT SHARES                           JPMORGAN CHASE BANK                                            39.28

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        SARAH L LUTZ 2002 GRAT # 1
                                        ATTN: FUND OPERATIONS 3/OPS3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2105

                                        JPMORGAN CHASE BANK AS AGENT FOR                                5.87
                                        MEINIG FAMILY FOUNDATION
                                        ATTN: SPECIAL PRODUCTS 1/OPS3
                                        500 STANTON CHRISTIANA RD
                                        NEWARK DE 19713-2107

                                        JP MORGAN INVESTMENT MGMT                                      35.58
                                        ATTN PETER SWIATEK
                                        12OO N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432

INTREPID GROWTH FUND

A SHARES                                JP MORGAN INVESTMENT MGMT                                       5.91
                                        ATTN PETER SWIATEK
                                        1200 N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432-2845

                                        NFSC FBO # C1D-014036                                          63.40
                                        WITCH EQUIPMENT CO INC PROFIT
                                        PAUL KNUCKLEY
                                        DTD 11/01/84
                                        1901 E LOOP 820 S
                                        FORT WORTH TX 76112-7802

                                        NFSC FEBO # C1D-014028                                         28.58
                                        KNUCKLEY INC PROFIT SHARING
                                        PAUL KNUCKLEY
                                        DTD 11/01/84
                                        1901 EAST LOOP 820 SOUTH
                                        FORT WORTH TX 76112-7802

INTREPID GROWTH FUND

C SHARES                                JP MORGAN INVESTMENT MGMT                                     100.00
                                        ATTN PETER SWIATEK
                                        1200 N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432-2845

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
INTREPID GROWTH FUND

SELECT SHARES                           JP MORGAN INVESTMENT MGMT                                      91.56
                                        ATTN PETER SWIATEK
                                        12OO N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432

INTREPID VALUE FUND

A SHARES                                DIANE H PADALINO                                               42.75
                                        PETER PADALINO JTWROS
                                        2301 S CLAYTON ST
                                        DENVER CO 80210-5417

                                        JP MORGAN INVESTMENT MGMT                                      43.00
                                        ATTN PETER SWIATEK
                                        1200 N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432-2845

                                        STEVEN D LOGAN                                                 14.25
                                        MERRY W LOGAN JTWROS
                                        1359 S MILWAUKEE ST
                                        DENVER CO 80210-2507

INTREPID VALUE FUND

C SHARES                                JP MORGAN INVESTMENT MGMT                                     100.00
                                        ATTN PETER SWIATEK
                                        1200 N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432-2845

INTREPID VALUE FUND

SELECT SHARES                           JPMORGAN CHASE BANK                                            13.16
                                        1984 GEISEL TRUST - SURVIVORS TRUST
                                        ATTN: FUND OPERATIONS 3/OPS3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2105

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        JPMORGAN CHASE BANK                                            14.82
                                        PM OPERATING, LTD.
                                        ATTN: FUND OPERATIONS 3/OPS3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2105

                                        JPMORGAN-CHASE BANK                                             9.71
                                        HOJEL INTERESTS LP
                                        ATTN: FUND OPERATIONS 3/OPS3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2107

                                        JPMORGAN-CHASE BANK                                             9.67
                                        PM OPERATING SUBSIDIARY, LTD.
                                        ATTN: FUND OPERATIONS 3/OPS3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2107

MID CAP EQUITY FUND

SELECT SHARES                           BALSA & CO REBATE ACCOUNT                                      36.34
                                        MUTUAL FUNDS UNIT 16 HCB 340
                                        PO BOX 2558
                                        HOUSTON TX 77252-2558

                                        STRAFE & CO                                                    34.40
                                        BOIA-ONE GROUP OPERATIONS
                                        1111 POLARIS PARKWAY
                                        PO BOX 711234
                                        COLUMBUS OH 43271-0001

MID CAP GROWTH

A SHARES                                CHARLES SCHWAB & CO INC                                        80.07
                                        FBO SCHWAB CUSTOMERS
                                        ATTN MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122

MID CAP GROWTH

B SHARES                                J.P. MORGAN SECURITIES, INC.(a)                                 6.10

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        FBO 330544381
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2107

                                        MLPF&S FOR THE SOLE BENEFIT OF                                  7.67
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97B00
                                        4800 DEER LAKE DR E FL 3
                                        JACKSONVILLE FL 32246-6484

MID CAP VALUE FUND

A SHARES                                CHARLES SCHWAB & CO INC                                         6.50
                                        SPECIAL CUSTODY ACCOUNT FOR
                                        BENEFIT OF CUSTOMERS
                                        ATTN: MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122

                                        MLPF&S FOR THE SOLE BENEFIT OF                                  9.43
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97B00
                                        4800 DEER LAKE DR E FL 3
                                        JACKSONVILLE FL 32246-6484

                                        NATIONWIDE TRUST COMPANY FSB                                    7.58
                                        C/O IPO PORTFOLIO ACCOUNTING
                                        PO BOX 182029
                                        COLUMBUS OH 43218-2029

MID CAP VALUE FUND

B SHARES                                MLPF&S FOR THE SOLE BENEFIT OF                                 13.18
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97FB8
                                        4800 DEER LAKE DRIVE EAST 2ND FLR
                                        JACKSONVILLE FL 32246-6484

MID CAP VALUE FUND

C SHARES                                MLPF&S FOR THE SOLE BENEFIT OF                                 28.97
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        SEC# 97B00
                                        4800 DEER LAKE DR E FL 3
                                        JACKSONVILLE FL 32246-6484

MID CAP VALUE FUND

INSTITUTIONAL SHARES                    CHARLES SCHWAB & CO INC                                        17.29
                                        SPECIAL CUSTODY ACCOUNT FOR
                                        BENEFIT OF CUSTOMERS
                                        ATTN: MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122

                                        HALLMARK CARDS INC MASTER TRUSTPLAN                             5.17
                                        105 ROSEMONT RD
                                        WESTWOOD MA 02090-2318

                                        NATIONAL FINANCIAL SVCS LLC                                    10.57
                                        FOR THE EXCLUSIVE BENEFIT OF
                                        OUR CUSTOMERS
                                        ATTN MUTUAL FUNDS DEP 5TH FLR
                                        ONE WORLD FIN CNTR 200 LIBERTY ST
                                        NEW YORK NY 10281

                                        STRAFE & CO                                                     7.00
                                        BOIA-ONE GROUP OPERATIONS
                                        1111 POLARIS PARKWAY
                                        PO BOX 711234
                                        COLUMBUS OH 43271-0001

MID CAP VALUE FUND

SELECT SHARES                           BALSA & CO                                                      7.44
                                        REBATE ACCOUNT
                                        MUTUAL FUNDS UNIT 16 HCB 340
                                        PO BOX 2558
                                        HOUSTON TX 77252-2558

                                        BALSA & CO REBATE ACCOUNT                                      22.19
                                        MUTUAL FUNDS UNIT 16 HCB 340
                                        PO BOX 2558
                                        HOUSTON TX 77252-2558

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        CHARLES SCHWAB & CO INC                                         6.39
                                        SPECIAL CUSTODY ACCOUNT FOR
                                        BENEFIT OF CUSTOMERS
                                        ATTN: MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122

SMALL CAP CORE FUND

SELECT SHARES                           BALSA & CO REBATE ACCOUNT                                      18.48
                                        MUTUAL FUNDS UNIT 16 HCB 340
                                        PO BOX 2558
                                        HOUSTON TX 77252-2558

                                        JPMORGAN CHASE 401(K) SAVINGS PLAN                             67.75
                                        STEPHEN D RYAN
                                        JPMORGAN
                                        3 CHASE METROTECH CTR FL 5
                                        BROOKLYN NY 11245-0001

                                        STRAFE & CO                                                     8.25
                                        BOIA-ONE GROUP OPERATIONS
                                        1111 POLARIS PARKWAY
                                        PO BOX 711234
                                        COLUMBUS OH 43271-0001

SMALL CAP EQUITY FUND

A SHARES                                CHARLES SCHWAB & CO INC                                         9.24
                                        REINVEST ACCOUNT
                                        ATTN: MUTUAL FUNDS DEPT
                                        101 MONTGOMERY STREET
                                        SAN FRANCISCO CA 94104-4122

SMALL CAP EQUITY FUND

C SHARES                                JP MORGAN INVESTMENT MGMT                                       6.65
                                        ATTN PETER SWIATEK
                                        1200 N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432-2845

                                        MLPF&S FOR THE SOLE BENEFIT OF                                 53.50
                                        ITS CUSTOMERS

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97B00
                                        4800 DEER LAKE DR E FL 3
                                        JACKSONVILLE FL 32246-6484

                                        PERSHING LLC                                                   10.74
                                        P.O. BOX 2052
                                        JERSEY CITY NJ 07303-2052

                                        RAYMOND JAMES & ASSOC INC                                       5.09
                                        FBO HUNTLEY FRANK02
                                        BIN# 82202361
                                        880 CARILLON PKWY
                                        ST PETERSBURG FL 33716-1100

                                        RAYMOND JAMES & ASSOC INC                                       9.90
                                        FBO PLATOCK GERAL05
                                        BIN# 57379389
                                        880 CARILLON PKWY
                                        ST PETERSBURG FL 33716-1100

SMALL CAP EQUITY FUND

SELECT SHARES                           CHARLES SCHWAB & CO INC                                        16.35
                                        SPECIAL CUSTODY ACCOUNT FOR
                                        BENEFIT OF CUSTOMERS
                                        ATTN: MUTUAL FUNDS
                                        101 MONTGOMERY ST
                                        SAN FRANCISCO CA 94104-4122

                                        JPMORGAN CHASE BANK CUST                                       24.29
                                        ROBERT BOSCH CORPORATION SAVINGS
                                        AND TAX ADVANTAGES PENSION PLAN
                                        RETIREMENT PLAN TTEE U/A 01/01/1999
                                        PO BOX 419784
                                        KANSAS CITY MO 64141-6784

                                        STRAFE & CO                                                     7.20
                                        BOIA-ONE GROUP OPERATIONS
                                        1111 POLARIS PARKWAY
                                        PO BOX 711234
                                        COLUMBUS OH 43271-0001

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        WELLS FARGO BANK NA FBO                                         5.94
                                        CHICAGO TITLE PENSION-WF MANAGED
                                        16712700
                                        PO BOX 1533
                                        MINNEAPOLIS MN 55480-1533

U.S. EQUITY FUND

A SHARES                                MLPF&S FOR THE SOLE BENEFIT OF                                  7.72
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97J84
                                        4800 DEER LAKE DRIVE EAST 2ND FLR
                                        JACKSONVILLE FL 32246-6484

U.S. EQUITY FUND

B SHARES                                MLPF&S FOR THE SOLE BENEFIT OF                                 10.53
                                        ITS CUSTOMERS
                                        ATTN FUND ADMINISTRATION
                                        SEC# 97J85
                                        4800 DEER LAKE DRIVE EAST 2ND FLR
                                        JACKSONVILLE FL 32246-6484

U.S. EQUITY FUND

C SHARES                                KEMPER SERVICE COMPANY                                          8.50
                                        MASTER ACCOUNT
                                        FBO PARTICIPATING KEMFLEX PLANS
                                        ATTN: TA ACCOUNTING 7TH FL
                                        811 MAIN ST
                                        KANSAS CITY MO 64105-2005

                                        MLPF&S                                                         15.52
                                        SEC# 97TR4
                                        4800 DEER LAKE DR EAST 2ND FL
                                        JACKSONVILLE FL 32246-6484

U.S. EQUITY FUND

INSTITUTIONAL SHARES                    CAREY AND COMPANY                                              28.09
                                        7 EASTON OVAL EA4 E70
                                        COLUMBUS OH 43219-6010

                                        JPMIM AS AGENT FOR                                              7.07

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
                                        CLARK ATLANTA UNIVERSITY
                                        ATTN SHERRYL JAMES-ROSARIO
                                        522 5TH AVE FL 11
                                        NEW YORK NY 10036-7601

                                        JPMORGAN-CHASE BANK                                             6.04
                                        JAMES AND VALERIE UPDIKE FAMILY TST
                                        ATTN: FUND OPERATIONS 3/OPS3
                                        500 STANTON CHRISTIANA ROAD
                                        NEWARK DE 19713-2107

                                        JP MORGAN CHASE BANK AS AGENT FOR                               6.77
                                        RAVNER FAMILY FOUNDATION
                                        ATTN SPECIAL PRODUCTS
                                        500 STANTON CHRISTIAN RD 1/OPS 3
                                        NEWARK DE 19713

U.S. EQUITY FUND

SELECT SHARES                           ONE GROUP INVESTOR BALANCED FD ONE                              7.62
                                        GROUP SERVICES COMPANY
                                        1111 POLARIS PARKWAY SUITE 2G
                                        PO BOX 711235 OH1-1235
                                        COLUMBUS OH 43240-2050

                                        ONE GROUP INVESTOR GROWTH FUND ONE                              9.92
                                        GROUP SERVICES COMPANY
                                        1111 POLARIS PARKWAY SUITE 2G
                                        PO BOX 711235 OH1-1235
                                        COLUMBUS OH 43240-2050

                                        ONE GROUP INVESTOR GROWTH & INCOME                             12.27
                                        FUND ONE GROUP SERVICES COMPANY
                                        1111 POLARIS PARKWAY SUITE 2G
                                        PO BOX 711235 OH1-1235
                                        COLUMBUS OH 43240-2050

                                        STRAFE & CO                                                    48.03
                                        BOIA-ONE GROUP OPERATIONS
                                        1111 POLARIS PARKWAY
                                        PO BOX 711234
                                        COLUMBUS OH 43271-0001

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
U.S. SMALL COMPANY FUND

INSTITUTIONAL SHARES                    BLUE BELL CREAMERIES USA INC                                   15.71
                                        PENSION PLAN
                                        ATTN BILL RANKIN
                                        PO BOX 1807
                                        BRENHAM TX 77834-1807

                                        NATIONAL FINANCIAL SERVICES CORP                                6.04
                                        FOR THE EXCLUSIVE BENEFIT OF
                                        OUR CUSTOMERS
                                        ATTN: MUTUAL FUNDS - 5TH FLOOR
                                        200 LIBERTY ST - 1 WORLD FINANCIAL
                                        NEW YORK NY 10281-1003

U.S. SMALL COMPANY FUND

SELECT SHARES                           CITIGROUP GLOBAL MARKETS INC.                                   8.63
                                        BOOK ENTRY ACCOUNT
                                        ATTN: MATT MAESTRI
                                        333 WEST 34TH ST
                                        7TH FL MUTUAL FUNDS DEPT
                                        NEW YORK NY 10001-2402

                                        JPMORGAN CHASE BANK CUSTODIAN                                   7.71
                                        FBO AURORA HEALTHCARE INC
                                        INCENTIVE SAVINGS PLAN
                                        PO BOX 419784
                                        KANSAS CITY MO 64141-6784

VALUE ADVANTAGE FUND

A SHARES                                JP MORGAN INVESTMENT MGMT                                      93.14
                                        ATTN PETER SWIATEK
                                        1200 N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432-2845

VALUE ADVANTAGE FUND

B SHARES                                JP MORGAN INVESTMENT MGMT                                     100.00
                                        ATTN PETER SWIATEK
                                        1200 N FEDERAL HWY STE 205
                                        BOCA RATON FL 33432-2845

                                                                                                  PERCENTAGE
FUND AND CLASS OF SHARES                NAME AND ADDRESS OF SHAREHOLDER                           HELD
------------------------                -------------------------------                           ----------
VALUE ADVANTAGE FUND

C SHARES                                A G EDWARDS & SONS INC CUST                                     6.43
                                        FBO THOMAS MATHY IRA R/O
                                        A/C
                                        A/C 0620-060429
                                        1 N JEFFERSON AVE
                                        SAINT LOUIS MO 63103-2287

                                        INVESTORS TRUST CO CUST                                        32.17
                                        IRA A/C JONATHAN K SIMON
                                        320 OLD CHURCH RD
                                        GREENWICH CT 06830-4824

                                        USAA INVESTMENT MANAGEMENT CO                                   6.95
                                        FBO 656827921
                                        9800 FREDERICKSBURG RD
                                        SAN ANTONIO TX 78288-0001

                                        WARREN K HAYES &                                                5.84
                                        STEPHANIE HAYES PARTNERS
                                        DUNAMIS PARTNERS
                                        21 RIPARIAN RD
                                        HIGHLAND PARK IL 60035-1909

VALUE ADVANTAGE FUND

INSTITUTIONAL SHARES                    RBC DAIN RAUSCHER INC FBO                                       9.81
                                        ODETTE N BANNAYAN
                                        4 HIGHGATE DR
                                        SAN ANTONIO TX 78257-1702


* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a "controlling person" of such shares under the 1940 Act.

         The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund, the Mid Cap Growth Fund or the Mid Cap Value Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

                              FINANCIAL STATEMENTS

         The annual audited financial statements of the Predecessor Funds, the Mid Cap Growth Fund and the Mid Cap Value Fund and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the December 31, 2004 annual report filings of the Predecessor Funds, the Mid Cap Growth Fund and the Mid Cap Value Fund made with the SEC on the date and with the accession numbers as indicated below, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. The unaudited semi-annual financial statements of the Predecessor Funds, the Mid Cap Growth Fund and the Mid Cap Value Fund are incorporated herein by reference to the June 30, 2004 semi-annual report filings of the Predecessor Funds, the Mid Cap Growth Fund and the Mid Cap Value Fund made with the SEC on the date and with the accession numbers as indicated below, pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.



               TRUST                                  ACCESSION NO.
               JPMF                                   0001047469-05-006137

               JPMFMFG                                0001047469-05-006139

               JPMIF                                  0001047469-05-006138

               JPMMFG                                 0001047469-05-006169

               JPMMFIT                                0001047469-05-006168

               JPMMFSG                                0001047469-05-006136

               JPMTI                                  0001047469-05-006166

               Growth & Income Portfolio              0001047469-05-006167

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D      DEFAULT. Denotes actual or imminent payment default.

"+" or "-"     may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)     Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
               (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
               Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)   Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category
               (which few companies are able to achieve), entities rated "R-1
               (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);    Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);  within the three subset grades, debt protection ranges from
R-2 (low)      having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas.
               Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);    Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);  subset grades, the capacity for timely payment ranges from mildly
R-3 (low)      speculative to doubtful. "R-3" credits tend to have weak
               liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

CORPORATE AND MUNICIPAL BOND RATINGS

INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.   Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH

INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,      HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,       financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,      DEFAULT. The ratings of obligations in this category are based on
DD,       their prospects for achieving partial or full recovery in a
D reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/      Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

INSURER FINANCIAL STRENGTH RATINGS

A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,        Very Weak. Companies rated in any of these three categories are
CC,         viewed as very weak with a very poor capacity to meet policyholder
C           and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,        Distressed. These ratings are assigned to companies that have either
DD,         failed to make payments on their obligations in a timely manner, are
D           deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1     Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2     Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3     Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2     Satisfactory capacity to pay principal and interest.

SP-3     Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and

         "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

Preferred Share Rating Scale

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

                            PART C: OTHER INFORMATION
Item 23. Exhibits

(a)(1) Declaration of Trust. Filed as an exhibit to the Registration Statement on Form N-1A of the Trust (File No. 333-103022) as filed with the Securities and Exchange Commission (the "Commission") on February 6, 2003.

(a)(2) Amendment No. 1 to the Declaration of Trust. Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(a)(3) Amendment No. 2 to Declaration of Trust. Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A as filed with the Commission on April 29, 2004.

(a)(4) Amendment No. 3 to Declaration of Trust: Third Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(a)(5) Amendment No. 4 to Declaration of Trust: Fourth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession
        Number 0001047469-05-004230).

(b)(1) By-Laws. Incorporated by reference to Exhibit (b) to the Registration Statement on Form N-1A of the Trust (File No. 333-103022) as filed with the Commission on February 6, 2003.

(b)(2) Amendment to By-Laws. Incorporated by reference to Exhibit (b)(2) to Post-Effective Amendment No. 3 to the Trust's Registration Statement on Form N-1A as filed with the Commission on October 29, 2004.

(c) Instrument defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).

(d)(1) Amended and Restated Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management Inc. Filed herewith.


(e)(1) Distribution Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Filed herewith.

(f)     Not applicable.

(g)(1) Global Custody and Fund Accounting Agreement, dated February 19, 2005, between JPMorgan Chase Bank, N.A. and the entities named on Annex A. Filed herewith.

(h)(1) Administration Agreement, dated February 19, 2005 between the Trust and JPMorgan Funds Management, Inc. Filed herewith.

(h)(2) Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. Filed herewith.

(h)(3) Shareholder Servicing Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Filed herewith.

(h)(4) Form of Fee Waiver Agreement. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(h)(5) Indemnification Agreement. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession Number 0001047469-05-004230).

(i) Opinion and Consent of Counsel. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession Number 0001047469-05-004230).

(j) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(k)     Not applicable.

(l) Certificate of Sole Shareholder. Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(m) Combined Amended and Restated Distribution Plan effective February 19, 2005. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession Number 0001047469-05-004230).

(n) Combined Amended and Restated Rule 18f-3 Multi-Class Plan effective February 19, 2005. Incorporated herein by reference to the Registrant's Registration Statement filed on February 18, 2005 (Accession Number 0001047469-05-004230).

(o)     Reserved.

(p)     Codes of Ethics.

    (1) Code of Ethics of J.P. Morgan Mutual Fund Series. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

    (2) JPMIM Code of Ethics. Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

    (3) Code of Ethics for One Group Dealer Services, Inc. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 5 to the Trust's Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(99)(a) Powers of Attorney. Filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 25. Indemnification

Reference is made to Section 5.3 of Registrant's Declaration of Trust.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

See "Management of the Trust" in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

Item 27. Principal Underwriter

(2) Effective February 19, 2005, JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005) will become the principal underwriter of the Registrant's shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. As of the date of this post-effective amendment, One Group Dealer Services, Inc. acts as principal underwriter for the following investment company: One Group Mutual Funds. Effective February 19, 2005, JPMorgan Distribution Services, Inc. will act as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds
JPMorgan Investment Trust

(2) The directors and officers of JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005) are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

                         POSITIONS AND OFFICES
                         WITH ONE GROUP DEALER
NAME                         SERVICES, INC.                      POSITIONS WITH REGISTRANT
----                     ---------------------                   -------------------------
David Thorp              President                               None

Robert L. Young          Vice President                          Senior Vice President

Michael R. Machulski     Director, Vice President and Treasurer  None

Nancy E. Fields          Vice President                          Assistant Secretary

Scott E. Richter         Secretary                               Secretary and Chief Legal Officer

Jessica K. Ditullio      Assistant Secretary                     Assistant Secretary

Charles Wooding          Assistant Treasurer                     None

(c)     Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).

J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distributor).

JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005), the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).

JPMorgan Chase Bank, N.A. at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).

JPMorgan Funds Management, Inc. (named One Group Administrative Services, Inc. through February 18, 2005), the Registrant's administrator (effective
February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 29 day of April, 2005.

                                               JPMORGAN TRUST I


                                               By: /s/ George C.W. Gatch
                                                  ----------------------------
                                                  George C.W. Gatch
                                                  President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 29, 2005.


Fergus Reid, III*                              Marilyn McCoy*
------------------------                       ------------------------
Fergus Reid, III                               Marilyn McCoy
Trustee and Chairman                           Trustee

William J. Armstrong*                          William G. Morton*
------------------------                       ------------------------
William J. Armstrong                           William G. Morton
Trustee                                        Trustee

Roland R. Eppley, Jr.*                         Robert A. Oden, Jr.*
------------------------                       ------------------------
Roland R. Eppley, Jr.                          Robert A. Oden, Jr.
Trustee                                        Trustee

John F. Finn*                                  Frederick W. Ruebeck*
------------------------                       -----------------------
John F. Finn                                   Frederick W. Ruebeck.
Trustee                                        Trustee

Matthew Goldstein*                             James J. Schonbachler*
------------------------                       -----------------------
Matthew Goldstein                              James J. Schonbachler
Trustee                                        Trustee

Robert J. Higgins*                             Leonard M. Spalding, Jr*
------------------------                       ------------------------------
Robert J. Higgins                              Leonard M. Spalding, Jr.
Trustee                                        Trustee

Peter C. Marshall*
------------------------
Peter C. Marshall
Trustee

*By /s/ Patricia A. Maleski                    By /s/ George C. W. Gatch
---------------------------------              -------------------------------
Patricia A. Maleski                            George C. W. Gatch
Attorney-in-fact                               President

By /s/ Stephanie J. Dorsey
---------------------------------
Stephanie J. Dorsey
Treasurer

                                  EXHIBIT LIST

EXHIBIT        DESCRIPTION

(d)(1) Amended and Restated Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management, Inc.

(e)(1) Distribution Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc.

(g)(1) Global Custody and Fund Accounting Agreement, dated February 19, 2005, between J.P. Morgan Chase Bank, N.A. and the entities named in Annex A.

(h)(1) Administration Agreement, dated February 19, 2005, between the Trust and JPMorgan Funds Management, Inc.

(h)(2) Transfer Agency Agreement between the Trust and Boston Financial Services, Inc.

(h)(3) Shareholder Servicing Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc.

(j)            Consent of Independent Registered Public Accounting Firm.

(99)(a)        Powers of Attorney.